EXECUTION COPY \\4157-1107-4114 v16 AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 19, 2022 by and among AGCO CORPORATION and CERTAIN SUBSIDIARIES NAMED HEREIN, as Borrowers, THE LENDERS NAMED HEREIN, as Lenders, and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent ________________________________________________________________ JPMORGAN CHASE BANK, N.A., as Syndication Agent, MUFG BANK, LTD., TRUIST BANK, COMPEER FINANCIAL, PCA, BNP PARIBAS, NEW YORK BRANCH, BANK OF THE WEST, PNC BANK NATIONAL ASSOCIATION, TD BANK, N.A., BANK OF AMERICA, N.A., FARM CREDIT BANK OF TEXAS, AND HSBC BANK USA, NATIONAL ASSOCIATION as Co-Documentation Agents, COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, JPMORGAN CHASE BANK, N.A., MUFG BANK, LTD., TRUIST SECURITIES, INC., BNP PARIBAS, NEW YORK BRANCH, BANK OF THE WEST, PNC BANK NATIONAL ASSOCIATION, TD BANK, N.A., AND BANK OF AMERICA, N.A. as Joint Lead Arrangers, and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, JPMORGAN CHASE BANK, N.A., MUFG BANK, LTD., TRUIST BANK, BNP PARIBAS, NEW YORK BRANCH, as Joint Bookrunners

TABLE OF CONTENTS Page i \\4157-1107-4114 v16 ARTICLE 1 ACCOUNTING TERMS ....................................................................................... 5 1.1. Certain Defined Terms .................................................................................................... 5 1.2. Computation of Time Periods ....................................................................................... 46 1.3. Accounting Terms; Applicable Margin Ratings ........................................................... 46 1.4. Currency Equivalents .................................................................................................... 46 1.5. Construction .................................................................................................................. 47 1.6. Dutch Terms .................................................................................................................. 47 1.7. Divisions ........................................................................................................................ 48 ARTICLE 2 AMOUNTS AND TERMS OF THE LOANS AND THE LETTERS OF CREDIT ................................................................................................................. 48 2.1. Credit Facilities ............................................................................................................. 48 2.2. Making the Loans. ......................................................................................................... 50 2.3. Reduction of the Commitments ..................................................................................... 54 2.4. Repayments. .................................................................................................................. 54 2.5. Interest. .......................................................................................................................... 56 2.6. Fees. ............................................................................................................................... 57 2.7. Conversion and Designation of Interest Periods. .......................................................... 58 2.8. Payments and Computations. ........................................................................................ 59 2.9. Sharing of Payments, Etc .............................................................................................. 61 2.10. Letters of Credit ............................................................................................................ 62 2.11. Defaulting Lenders ........................................................................................................ 66 2.12. Borrower Liability ......................................................................................................... 70 2.13. Designated Borrowers. .................................................................................................. 70 2.14. Incremental Facilities .................................................................................................... 72 2.15. Extension of Maturity Date. .......................................................................................... 74 ARTICLE 3 CONDITIONS PRECEDENT ............................................................................. 76 3.1. Conditions Precedent to Agreement Date ..................................................................... 76 3.2. Conditions Precedent to Each Borrowing and Issuance ................................................ 78 3.3. Determinations Under Section 3.1 ................................................................................ 78 ARTICLE 4 REPRESENTATIONS AND WARRANTIES ................................................... 79 4.1. Representations and Warranties of the Borrowers ........................................................ 79 4.2. Survival of Representations and Warranties, Etc .......................................................... 83 ARTICLE 5 AFFIRMATIVE COVENANTS ......................................................................... 84 5.1. Reporting Requirements ................................................................................................ 84 5.2. Notices ........................................................................................................................... 85 5.3. Compliance with Laws, Etc .......................................................................................... 85 5.4. Preservation of Existence, Etc ....................................................................................... 86 5.5. Payment of Taxes and Claims ....................................................................................... 86 5.6. Maintenance of Insurance ............................................................................................. 86 5.7. Visitation Rights ............................................................................................................ 86 5.8. Accounting Methods ..................................................................................................... 86 5.9. Maintenance of Properties, Etc ..................................................................................... 87

TABLE OF CONTENTS (continued) Page ii \\4157-1107-4114 v16 5.10. Further Assurances ........................................................................................................ 87 5.11. Additional Domestic Subsidiaries ................................................................................. 87 5.12. Use of Proceeds ............................................................................................................. 87 ARTICLE 6 NEGATIVE COVENANTS ................................................................................. 87 6.1. Indebtedness .................................................................................................................. 88 6.2. Liens, Etc ....................................................................................................................... 88 6.3. Restricted Payments ...................................................................................................... 88 6.4. Fundamental Changes, Etc ............................................................................................ 89 6.5. Sales of Assets ............................................................................................................... 89 6.6. Affiliate Transactions .................................................................................................... 90 6.7. Amendments .................................................................................................................. 90 6.8. Restrictions on Subsidiaries .......................................................................................... 90 6.9. Reserved. ....................................................................................................................... 91 6.10. Financial Covenants. ..................................................................................................... 91 6.11. Anti-Terrorism Laws ..................................................................................................... 91 ARTICLE 7 EVENTS OF DEFAULT ...................................................................................... 91 7.1. Events of Default ........................................................................................................... 91 7.2. Remedies ....................................................................................................................... 94 7.3. Actions in Respect of the Letters of Credit ................................................................... 95 7.4. Application of Payments ............................................................................................... 95 ARTICLE 8 THE ADMINISTRATIVE AGENT .................................................................... 96 8.1. Authorization and Action .............................................................................................. 96 8.2. Administrative Agent's Reliance, Etc ............................................................................ 97 8.3. Administrative Agent, in its Individual Capacity and Affiliates ................................... 99 8.4. Lender Credit Decision ................................................................................................. 99 8.5. Notice of Default or Event of Default ......................................................................... 100 8.6. Indemnification ........................................................................................................... 100 8.7. Successor Administrative Agent ................................................................................. 101 8.8. Administrative Agent May File Proofs of Claim ........................................................ 101 8.9. Release of Guaranties .................................................................................................. 101 8.10. Other Agent Titles ....................................................................................................... 102 8.11. Erroneous Payments .................................................................................................... 102 ARTICLE 9 MISCELLANEOUS ........................................................................................... 105 9.1. Amendments, Etc ........................................................................................................ 105 9.2. Notices, Etc ................................................................................................................. 106 9.3. No Waiver ................................................................................................................... 109 9.4. Costs and Expenses. .................................................................................................... 109 9.5. Right of Set-off ............................................................................................................ 110 9.6. Assignments and Participations. ................................................................................. 111 9.7. Marshalling; Payments Set Aside ............................................................................... 116 9.8. Patriot Act ................................................................................................................... 117

TABLE OF CONTENTS (continued) Page iii \\4157-1107-4114 v16 ARTICLE 10 INCREASED COSTS, TAXES, ETC. ............................................................ 117 10.1. Increased Costs, Alternate Rate of Interest, Illegality, Benchmark Replacement Setting. 117 10.2. Breakage Costs ............................................................................................................ 123 10.3. Judgment Currency ..................................................................................................... 124 10.4. Taxes ........................................................................................................................... 124 10.5. Mitigation; Replacement of a Lender .......................................................................... 128 ARTICLE 11 JURISDICTION ............................................................................................... 130 11.1. Consent to Jurisdiction ................................................................................................ 130 11.2. Governing Law ............................................................................................................ 131 11.3. Counterparts; Integration; Effectiveness; Electronic Execution ................................. 131 11.4. No Liability of the Issuing Banks ............................................................................... 131 11.5. Waiver of Jury Trial .................................................................................................... 132 11.6. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ........... 132 11.7. Certain ERISA Matters ............................................................................................... 133 ARTICLE 12 CONFIDENTIALITY ...................................................................................... 134 ARTICLE 13 ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFCS ......................................................................................... 135 SCHEDULES AND EXHIBITS Schedule G Guarantors Schedule 4.1(b) Subsidiaries; Material Subsidiaries Schedule 4.1(t) Sanctions Disclosure Schedule 6.1 Existing Indebtedness Schedule 9.6 Voting Participants Exhibit A Form of Assignment and Assumption Exhibit B Form of Notice of Borrowing Exhibit C Form of Designated Borrower Request and Assumption Agreement Exhibit D From of Designated Borrower Notice Exhibit E Form of Notice of Incremental Facility

4 \\4157-1107-4114 v16 CREDIT AGREEMENT This AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 19, 2022, by and among AGCO CORPORATION, a Delaware corporation ("AGCO"), AGCO INTERNATIONAL HOLDINGS B.V., a Dutch company, having its corporate seat in Grubbenvorst, the Kingdom of the Netherlands ("AGCO BV"; and together with AGCO, each are referred to herein collectively as the "Initial Borrowers" and individually as an "Initial Borrower"); the Lenders party hereto; and COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent. WITNESSETH: WHEREAS, the Initial Borrowers, the Prior Lenders, and the Administrative Agent are party to the Credit Agreement, dated as of October 17, 2018 (the "Prior Credit Agreement"); WHEREAS, immediately prior to the effectiveness of this Agreement the Borrowers repaid all outstanding loans under the Prior Credit Agreement; WHEREAS, Standard Chartered Bank acknowledged and agreed in the Payoff Letter that it was released as party to the Prior Credit Agreement immediately prior to the effectiveness of this Agreement; WHEREAS, at the request of AGCO and each other Initial Borrower, the Administrative Agent, the Issuing Banks and the Lenders have agreed to extend the credit provided for hereunder; WHEREAS, AGCO and each other Initial Borrower operate related businesses, each being integral to the other; WHEREAS, AGCO and each other Initial Borrower acknowledge that the credit facility provided hereby is and will be of direct interest, benefit and advantage to each of them, and will enable them to achieve synergy and economies of scale; WHEREAS, the Initial Borrowers, the Prior Lenders, and the Administrative Agent desire to amend and restate the Prior Credit Agreement on the terms set forth herein; WHEREAS, the New Lenders desire to become party to this Agreement as Lenders; WHEREAS, the Initial Borrowers, the Prior Lenders, and the Administrative Agent agree that, by their signature to this Agreement, the New Lenders shall become party to this Agreement as Lenders; and NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, (x) the New Lenders agree that they are Lenders hereunder and

5 \\4157-1107-4114 v16 agree as follows and (y) the parties to the Prior Credit Agreement hereby agree that the New Lenders shall become party to this Agreement as Lenders and that the Prior Credit Agreement is hereby amended and restated to read as follows (including, for the avoidance of doubt, that the New Lenders shall be party hereto as Lenders): ARTICLE 1 ACCOUNTING TERMS 1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): "Additional Commitment Lender" has the meaning set forth in Section 2.15. "Additional Lender" has the meaning specified in Section 2.14(d). "Adjusted Unused Revolving Loan Commitment" means, as of any date of determination, (a) with respect to any Multicurrency Revolving Tranche Loan Lender, such Multicurrency Revolving Tranche Loan Lender's Multicurrency Revolving Tranche Loan Commitment, minus the Equivalent Amount in U.S. Dollars of the sum of: (i) the aggregate principal amount of all Multicurrency Revolving Tranche Loans made by such Multicurrency Revolving Tranche Loan Lender (excluding, for the avoidance of doubt, any Swing Line Loans then outstanding), and (ii) the sum of such Multicurrency Revolving Tranche Loan Lender's Pro Rata Share of (x) the aggregate Available Amount of all Letters of Credit issued for the account of any Borrower and outstanding on such date, and (y) the aggregate principal amount of all Letter of Credit Advances outstanding on such date in respect of Letters of Credit issued for the account of any Borrower; and (b) with respect to any USD Revolving Tranche Loan Lender, (i) such USD Revolving Tranche Loan Lender's USD Revolving Tranche Loan Commitment, minus (ii) the aggregate principal amount of all outstanding USD Revolving Tranche Loans made by such USD Revolving Tranche Loan Lender. "Administrative Agent" means Rabobank in its capacity as administrative agent for the Lenders under this Agreement and the other Loan Documents and its successors in such capacity. "Administrative Agent's Account" means:

6 \\4157-1107-4114 v16 (a) for U.S. Dollars, the account of the Administrative Agent with JPMorgan Chase Bank N.A., ABA # 021000021, For the Account of: Rabobank, New York Branch, Account No. 400-212307, For Further Credit to: AGCO Corporation, Reference: Loan Synd./ CIF#7758, Attention: Agency; or (b) for Euros, the account of the Administrative Agent maintained with Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", Utrecht Branch, The Netherlands, Swift # RABONL2U, For the Account of: Rabobank, New York Branch (RABOUS33), Account No. 390817333, IBAN: NL21RABO0390817333 Reference: AGCO Corporation. "Administrative Questionnaire" means an Administrative Questionnaire delivered by each Lender in a form supplied by Administrative Agent. "Affected Financial Institution" means (a) any EEA Financial Institution or (b) any UK Financial Institution. "Affected Lender" has the meaning specified in Section 10.5. "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director, officer or partner of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of Equity Interests, by contract or otherwise. "AGCO" has the meaning specified in the introductory paragraph of this Agreement. "AGCO BV" has the meaning specified in the introductory paragraph of this Agreement. "AGCO-Distribution" means, AGCO-RM (Distribution) Holding BV, a Besloten Vennootschap organized under the laws of the Kingdom of the Netherlands. "AGCO-Manufacturing" means, AGCO-RM (Manufacturing) Holding BV, a Besloten Vennootschap organized under the laws of the Kingdom of the Netherlands. "Agreed Alternative Currency" means any currency (except U.S. Dollars and Euros) provided (a) AGCO requests, by notice to the Administrative Agent, that such currency be included as an Agreed Alternative Currency for purposes of this Agreement, (b) such currency is freely transferable and is freely convertible into U.S. Dollars in the London foreign exchange market, (c) deposits in such currency are customarily offered to banks in the London interbank market and (d) every Lender, by notice to the Administrative Agent, approves the inclusion of such currency as an additional Agreed Alternative Currency for purposes hereof. The Lender's approval of any currency as an

7 \\4157-1107-4114 v16 Agreed Alternative Currency may be limited to a specified maximum US$ Equivalent Amount or a specified period of time or both. "Agreed Alternative Currency Loan" means a Loan denominated in an Agreed Alternative Currency. "Agreement" means this Credit Agreement, as modified, supplemented, amended, restated (including any amendment and restatement hereof), extended or renewed from time to time. "Agreement Date" means the date on which the conditions set forth in Sections 3.1 and 3.2 are satisfied (or waived in accordance with this Agreement). "Anti-Corruption Laws" means the laws, rules, and regulations of the jurisdictions applicable to any Loan Party or its Subsidiaries from time to time concerning or relating to bribery or corruption, including the U.S. Foreign Corrupt Practices Act of 1977, as amended. "Anti-Terrorism Laws" means any laws, regulations or orders of any Governmental Authority of the United States, United Kingdom, European Union, or the Kingdom of the Netherlands relating to terrorism financing, embargoes or other sanctions, or money laundering, including, but not limited to, the International Emergency Economic Powers Act (50 U.S.C. § 1701 et seq.), the Trading With the Enemy Act (50 U.S.C. § 5 et seq.), the International Security Development and Cooperation Act (22 U.S.C. § 2349aa-9 et seq.), the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (the "USA Patriot Act"), and any rules or regulations promulgated pursuant to or under the authority of any of the foregoing. "Applicable Accounting Standards" means, as of the date of this Agreement, GAAP; provided, however, that AGCO may, upon not less than sixty (60) days prior written notice to the Administrative Agent, change to IFRS; provided, however, (a) such notice of its change to IFRS shall be accompanied by a description in reasonable detail of any material variation between the application of accounting principles under GAAP and the application of accounting principles under IFRS in calculating the financial covenants under Section 6.10 hereof and the reasonable estimates of the difference between such calculations arising as a consequence thereof, and (b) if such change is deemed by the Administrative Agent to be material or detrimental to the Lenders, such change shall not be effective for purposes of calculating the financial covenants hereunder until AGCO and the Required Lenders have agreed upon amendments to the financial covenants contained herein to reflect any change in such basis. "Applicable Law" means, in respect of any Person, all provisions of constitutions, treaties, laws, statutes, rules, regulations, guidelines, permits and orders of a Governmental Authority applicable to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

"Applicable Margin" means, as of any date of determination, the per annum interest rate margin from time to time in effect and payable, set forth in the table below with respect to the Revolving Loans and Unused Revolver Fee, which in each case corresponds to the ratings level (the "Ratings Level") determined by reference to the Ratings on such date, subject to the terms below:

REVOLVING LOANS AND UNUSED REVOLVER FEE				
Level	Ratings	Applicable Margin for Non-Base Rate Loans	Applicable Margin for Base Rate Loans	Applicable Margin for Unused Revolver Fee
I	BBB+ / Baa1 (or better)	0.875%	0.00%	0.100%
II	BBB / Baa2	1.125%	0.125%	0.125%
III	BBB- / Baa3	1.250%	0.250%	0.150%
IV	BB+ / Ba1	1.625%	0.625%	0.200%
V	BB / Ba2 (or worse or unrated)	1.875%	0.875%	0.300%

For purposes of the foregoing, (a) (i) if the applicable Ratings established by Moody's and S&P are at different Ratings Levels but correspond to consecutive Ratings Levels, then the Ratings Level will be based on the higher (with the Rating for Level I being the highest and Level V being the lowest) applicable Rating (e.g., if Moody's applicable Rating corresponds to Level I and S&P's applicable Rating corresponds to Level II, then the Ratings Level will be Level I), and (ii) if the applicable Ratings established by Moody's and S&P are more than one Ratings Level apart, then the Ratings Level will be based on the Rating which is one level below the higher of the two Ratings (e.g., if Moody's and S&P's applicable Ratings correspond to Levels I and IV, respectively, then the Ratings Level will be Level II), (b) in the event that either S&P or Moody's (but not both) shall no longer issue a Rating, the Ratings Level shall be determined by the remaining Rating, and (c) in the event that neither S&P nor Moody's issues a Rating, unless and until the date, if any, that AGCO and the Required Lenders agree on a different arrangement, the existing Ratings Level shall continue in effect for the 30-day period immediately following such event, and subsequent to such period the Ratings Level shall be Level V. Each change in the Applicable Margin resulting from a publicly announced change in the Ratings Level shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, (a) the Applicable Margin shall be at Level V at the election of the Administrative Agent or

8
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9 \\4157-1107-4114 v16 the Required Lenders, upon the occurrence and during the continuation of any Event of Default (whether or not the Default Rate of interest shall then be in effect) and (b) the Applicable Margin for Incremental Term Loans shall be the interest rate margin per annum governing such Tranche of Incremental Term Loans as set forth in the related Notice of Incremental Facility, subject to Section 2.14 hereof. This provision shall not limit the rights of the Administrative Agent and the Lenders with respect to Section 2.5(c) and Article 7. "Applicant Borrower" has the meaning specified in Section 2.13. "Approved Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. "Assignment and Assumption" means an Assignment and Assumption entered into by a Lender and an Eligible Assignee, accepted by the Administrative Agent, and in accordance with Section 9.6 and in substantially the form of Exhibit A hereto. "Authorized Financial Officer" of a Person means the Chief Financial Officer, the Treasurer, the Assistant Treasurer, the Controller or such other senior officer of such Person holding an equivalent position. "Available Amount" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing). "Available Tenor" means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of "Interest Period" pursuant to Section 10.1(h)(iii)(E). "Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. "Bail-In Legislation" means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law,

10 \\4157-1107-4114 v16 regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of any state or political subdivision thereof from time to time in effect. "Base Rate" means, at any time, (a) with respect to any Loans denominated in Offshore Currency, the Rabobank Cost of Funds Rate, and (b) with respect to any Loans denominated in U.S. Dollars, the highest of (i) the Prime Rate at such time, (ii) 1/2 of 1% in excess of the Federal Funds Effective Rate at such time, and (iii) Term SOFR for a one-month tenor in effect at such time plus 1.0%; provided that in no event shall the Base Rate as so determined be less than 1.0%. For the purposes of this definition, Term SOFR shall be determined using Term SOFR as otherwise determined by Administrative Agent in accordance with the definition of Term SOFR, except that (x) if a given day is a U.S. Government Securities Business Day, such determination shall be made on such day (rather than two Business Days prior to the commencement of an Interest Period) or (y) if a given day is not a Business Day, Term SOFR for such day shall be the rate determined by Administrative Agent pursuant to preceding clause (x) for the most recent Business Day preceding such day. Any change in the Base Rate due to a change in the Rabobank Cost of Funds Rate, the Prime Rate, the Federal Funds Effective Rate or such Term SOFR shall be effective as of the opening of business on the day of such change in the Rabobank Cost of Funds Rate, the Prime Rate, the Federal Funds Effective Rate or such Term SOFR, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 10.1(e) or Section 10.1(f), then the Base Rate shall be determined without reference to clause (iii) above. "Base Rate Loan" means any USD Loan (or, solely to the extent required by Section 10.1(f)(ii), any Offshore Currency Loan) hereunder that bears interest based on the Base Rate plus the Applicable Margin in effect from time to time with respect to the Loans accruing at the Base Rate. "Base Rate Term SOFR Determination Day" has the meaning specified in the definition of "Term SOFR". "Benchmark" means, initially, with respect to (x) SOFR Loans, the Term SOFR Reference Rate and (y) Offshore Currency Loans, the Non-Base Rate Benchmark applicable thereto; provided that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then "Benchmark" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 10.1(h). "Benchmark Replacement" means with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by

11 \\4157-1107-4114 v16 Administrative Agent and Borrowers giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated (or, in the case of an Offshore Currency, the applicable Offshore Currency) syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. "Benchmark Replacement Adjustment" means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and the Borrowers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar- denominated (or, in the case of an Offshore Currency, the applicable Offshore Currency) syndicated credit facilities. "Benchmark Replacement Date" means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of "Benchmark Transition Event", the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of "Benchmark Transition Event", the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non- aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

12 \\4157-1107-4114 v16 For the avoidance of doubt, the "Benchmark Replacement Date" will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then- current Available Tenors of such Benchmark (or the published component used in the calculation thereof). "Benchmark Transition Event" means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. For the avoidance of doubt, a "Benchmark Transition Event" will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). "Benchmark Transition Start Date" means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if

13 \\4157-1107-4114 v16 such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). "Benchmark Unavailability Period" means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 10.1(h) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 10.1(h). "Beneficial Ownership Certification" means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. "Beneficial Ownership Regulation" means 31 C.F.R. § 1010.230. "Benefit Plan" means any of (a) an "employee benefit plan" (as defined in ERISA) that is subject to Title I of ERISA, (b) a "plan" as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such "employee benefit plan" or "plan". "Board" means the Board of Governors of the Federal Reserve System of the United States of America. "Board of Directors" means (a) with respect to a corporation, the board of directors of such corporation or a duly authorized committee of the board of directors, (b) with respect to a partnership, the board of directors or similar body of the general partner (or, if more than one general partner, the managing general partner) of such partnership, and (c) with respect to a limited liability company, any managing or other authorized committee of such limited liability company or any board of directors or similar body of any managing member. "Borrower" and "Borrowers" means each of the Initial Borrowers and, if the conditions of Section 2.13 are satisfied, any other Designated Borrower. "Borrower's Account" means the account of the Borrower requesting such a Borrowing, as specified in such Borrower's Notice of Borrowing. "Borrowing" means (a) Loans of the same Class and Type made, converted or continued on the same date, and in the case of Non-Base Rate Loans, having the same Interest Period, or (b) a Swing Line Loan. "Borrowing Subsidiary" and "Borrowing Subsidiaries" means each of the Borrowers other than AGCO.

14 \\4157-1107-4114 v16 "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Atlanta, Georgia are authorized or required by law to remain closed but in no event shall include a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. "Capitalized Leases" means all leases that have been or should be, in accordance with Applicable Accounting Standards, recorded as capitalized leases on a balance sheet of the lessee, excluding operating leases. "Cash Collateral" shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. "Cash Collateralize" and "Cash Collateralized" means, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Issuing Banks or Lenders, as collateral for L/C Obligations or obligations of Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and each applicable Issuing Bank shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and each applicable Issuing Bank. "Cash Equivalents" means, for any Person, any of the following, to the extent owned by such Person free and clear of all Liens, other than Permitted Liens and having a maturity of not greater than one (1) year from the date of acquisition: (a) readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the government of the United States, (b) readily marketable direct obligations denominated in U.S. Dollars of any other sovereign government or any agency or instrumentality thereof which are unconditionally guaranteed by the full faith and credit of such government and which have a rating equivalent to at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P, (c) insured certificates of deposit of, time deposits, or bankers' acceptances with any commercial bank that issues (or the parent of which issues) commercial paper rated as described in clause (d) below, is organized under the laws of the United States or any state thereof or is a foreign bank or branch or agency thereof acceptable to the Administrative Agent and, in any case, has combined capital and surplus of at least US$1,000,000,000 (or the foreign currency equivalent thereof) or (d) commercial paper issued by any corporation organized under the laws of any state of the United States or any commercial bank organized under the laws of the United States or any state thereof or any foreign bank, in each case rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P. "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

15 \\4157-1107-4114 v16 "Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued. "Change of Control" means at any time, the occurrence of any of the following: (a) any Person or two or more Persons (including any "group" as that term is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of voting Equity Interests in AGCO (or other securities convertible into such voting Equity Interests) representing thirty-five percent (35%) or more of the combined voting power of all voting Equity Interests in AGCO; or (b) a majority of the members of the Board of Directors of AGCO shall cease to be composed of individuals (i) who were members of that Board of Directors of AGCO on the Agreement Date or (ii) whose election to the Board of Directors of AGCO, or whose nomination for election by AGCO's stockholders, was approved by a vote of at least two-thirds of the members of the Board of Directors of AGCO who were either directors on the Agreement Date or whose election or nomination for election was previously so approved. "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Multicurrency Revolving Tranche Loans or USD Revolving Tranche Loans, a given Tranche of Incremental Term Loans or Swing Line Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Multicurrency Revolving Tranche Loan Commitment, USD Revolving Tranche Loan Commitment, or Incremental Term Loan Commitment. "Commitment" means a Revolving Loan Commitment, Incremental Term Loan Commitment, or any combination thereof (as the context requires). "Communications" has the meaning specified in Section 9.2(a). "Computation Date" means the date on which the Equivalent Amount of any Offshore Currency Loan is determined. "Conforming Changes" means, with respect to either the use or administration of Non-Base Rate Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including

16 \\4157-1107-4114 v16 changes to the definition of "Base Rate," the definition of "Business Day," the definition of "U.S. Government Securities Business Day," the definition of "Interest Period" or any similar or analogous definition (or the addition of a concept of "interest period"), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 10.2 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). "Consolidated" refers to the consolidation of accounts in accordance with Applicable Accounting Standards, except that, in the case of AGCO, notwithstanding Applicable Accounting Standards, "Consolidated" shall refer to the consolidation of accounts of AGCO and its Subsidiaries, with any Finance Company being accounted for on an equity basis of accounting. "Consolidated EBITDA" means, for any period, Consolidated Net Income for such period, plus (a) without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (i) Consolidated Net Interest Expense for such period, (ii) amounts in respect of taxes imposed on or measured by income or excess profits (other than income taxes (either positive or negative) attributable to extraordinary and non-recurring gains or losses on sales of assets, to the extent such gains or losses are not included in the definition of Consolidated Net Income), (iii) depreciation and amortization expense, (iv) extraordinary or non- recurring cash expenses, and (v) all other non-cash items reducing Consolidated Net Income (other than items that will require cash payments and for which an accrual or reserve is, or is required by Applicable Accounting Standards to be, made), minus (a) all non-cash items or extraordinary or non-recurring gains increasing Consolidated Net Income for such period, all as determined in accordance with Applicable Accounting Standards. "Consolidated Interest Expense" means, for any period, the interest expense of AGCO and its Subsidiaries calculated on a consolidated basis for such period with respect to all outstanding Indebtedness of AGCO and its Subsidiaries allocable to such period in accordance with Applicable Accounting Standards (including, without limitation, interest expense under Capitalized Leases that is treated as interest in accordance with Applicable Accounting Standards, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance to the extent such net costs are allocable to such period in accordance with Applicable Accounting Standards).

17 \\4157-1107-4114 v16 "Consolidated Interest Income" means, for any period, the sum of all amounts that would be included, for purposes of determining Consolidated Net Income, as income of AGCO and its Subsidiaries for such period in respect of interest payments by third parties to AGCO and its Subsidiaries. "Consolidated Net Income" means, for any period, the net income (or deficit) of AGCO and its Subsidiaries for such period (taken as a cumulative whole), after deducting all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper deductions, after eliminating all intercompany transactions and after deducting portions of income properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, provided that there shall be excluded for purposes of calculating Consolidated Net Income: (a) the income (or deficit) of any Person (other than a Subsidiary) in which AGCO or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by AGCO or such Subsidiary in the form of cash dividends or similar distributions; (b) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary; (c) any aggregate net gain or aggregate net loss during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all Inventory sold in conjunction with the disposition of fixed assets, and all securities); (d) any write-up of any asset, or any write-down of any asset other than Receivables or Inventory; (e) any net gain from the collection of the proceeds of life insurance policies; (f) any gain or loss arising from the acquisition of any securities, or the extinguishment, under Applicable Accounting Standards, of any Indebtedness, of AGCO or any Subsidiary; and (g) any net income or gain or any net loss during such period from any change in accounting, from any discontinued operations or the disposition thereof, from any extraordinary events or from any prior period adjustments. "Consolidated Net Interest Expense" means, for any period, (a) Consolidated Interest Expense for such period, minus (b) Consolidated Interest Income for such period. "Consolidated Net Tangible Assets" means the total assets of AGCO and its Subsidiaries on a Consolidated basis after deducting therefrom (a) all current liabilities (except for indebtedness payable by its terms more than one year from the date of incurrence thereof or renewable or extendible at the option of the obligor for a period ending more than one year after such date of incurrence) and (b) all goodwill, trade names, trademarks, franchises, patents, unamortized debt discount and expense, organization and developmental expenses and other like segregated intangibles, all as computed in accordance with Applicable Accounting Standards; provided, that any items constituting deferred income taxes, deferred investment tax credit or other similar items shall not be taken into account as a liability or as a deduction from or adjustment to total assets.

18 \\4157-1107-4114 v16 "Continuation", "Continue" and "Continued" each refer to a continuation of a Non-Base Rate Loan at the end of its Interest Period into a Non-Base Rate Loan with a new Interest Period pursuant to Section 2.7. "Conversion", "Convert" and "Converted" each refer to a conversion of Loans of one Type into Loans of the other Type pursuant to Section 2.7. "Currency Exchange Excess" has the meaning specified in Section 2.4. "DCC" means Dutch Civil Code (Burgerlijk Wetboek). "Debtor Relief Laws" means the Bankruptcy Code and any other laws relating to the liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws in any other country or jurisdiction (including, without limitation, the United Kingdom Insolvency Act of 1986), as the same may now or hereafter be amended, and including any successor bankruptcy, insolvency, receivership or similar debtor relief laws now or hereafter in effect. "Default" means any of the events specified in Section 7.1 regardless of whether there shall have occurred any passage of time or giving of notice (or both) that would be necessary in order to constitute such event an Event of Default. "Default Rate" means a simple per annum interest rate equal to, (a) with respect to outstanding principal, the sum of (i) the Base Rate or Non-Base Rate Benchmark, as applicable, plus (ii) the highest Applicable Margin, plus (iii) two percent (2%), and (b) with respect to all other Obligations, the sum of (i) the Base Rate, plus (ii) the highest Applicable Margin, plus (iii) two percent (2%). "Defaulting Lender" means, subject to Section 2.11(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrowers in writing that such failure is the result of such Lender's good faith reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank, the Swing Line Bank or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrowers, the Administrative Agent, any Issuing Bank or the Swing Line Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender's obligation to fund a Loan hereunder and states that such position is based on such Lender's good faith reasonable determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the

19 \\4157-1107-4114 v16 Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Laws, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.11(f)) upon delivery of written notice of such determination to AGCO, each Issuing Bank, the Swing Line Bank and each Lender. "Designated Borrower" has the meaning specified in Section 2.13. "Designated Borrower Notice" has the meaning specified in Section 2.13. "Designated Borrower Request and Assumption Agreement" has the meaning specified in Section 2.13. "Domestic Borrower" means AGCO and any other Borrower that is a Domestic Subsidiary. "Domestic Subsidiary" means a Subsidiary of AGCO that is organized or formed under the laws of the United States or any jurisdiction thereof. "EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. "EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

20 \\4157-1107-4114 v16 "EEA Resolution Authority" means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. "Eligible Assignee" means any Person other than (a) any Borrower or any Affiliate or Subsidiary of a Borrower, (b) a natural person, or (c) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (c). "EMU Legislation" means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. "Environmental Action" means any administrative, regulatory, or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law (including any permit, approval, license, or other authorization required under any Environmental Law) including, without limitation (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law, and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to the environment or, to public health and welfare in respect of Hazardous Materials. "Environmental Law" means, with respect to any property or Person, any federal, state, provincial, local or foreign law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such property or Person relating to the environment, public health and welfare in respect of Hazardous Materials, including, without limitation, to the extent applicable to such property or Person, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act, as any of the foregoing may be from time to time amended, supplemented or otherwise modified. "Equity Interests" means shares of the capital stock (including common and preferred shares), partnership interests, membership interest in a limited liability company, beneficial interests in a trust or other equity interests in a Person. "Equivalent Amount" means (a) whenever this Agreement requires or permits a determination on any date of the equivalent in U.S. Dollars of an amount expressed in an Offshore Currency, the equivalent amount in U.S. Dollars of such amount expressed in an Offshore Currency as determined by the Administrative Agent on such date on the basis of the Spot Rate for the purchase of U.S. Dollars with such Offshore Currency on the relevant Computation Date provided for hereunder; or (b) whenever this Agreement requires or permits a determination on any date of the equivalent amount in an Offshore

21 \\4157-1107-4114 v16 Currency of such amount expressed in U.S. Dollars, the equivalent amount in such Offshore Currency of such amount expressed in U.S. Dollars as determined by the Administrative Agent on such date on the basis of the Spot Rate for the purchase of such Offshore Currency with U.S. Dollars on the relevant Computation Date provided for hereunder. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, supplemented or otherwise modified from time to time, and the regulations promulgated and rulings issued thereunder. "ERISA Affiliate" of any Person means any other Person that for purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414 of the Internal Revenue Code. "ERISA Event" with respect to any Person means: (a) either (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan for which such Person or any of its ERISA Affiliates is the plan administrator or the contributing sponsor, as defined in Section 4001(a)(13) of ERISA unless the thirty (30)-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (b) of Section 4043 of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following thirty (30) days; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under Section 303(k) of ERISA or Internal Revenue Code Section 430(k); (f) a Plan subject to Title IV or ERISA is in "at risk status" within the meaning of Internal Revenue Code Section 430(i), or a Multiemployer Plan is in "endangered status" or "critical status" within the meaning of Internal Revenue Code Section 432(b); or

22 \\4157-1107-4114 v16 (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan. "Erroneous Payment" has meaning set forth in Section 8.11(a). "Erroneous Payment Deficiency Assignment" has meaning set forth in Section 8.11(d). "Erroneous Payment Impacted Class" has meaning set forth in Section 8.11(d). "Erroneous Payment Return Deficiency" has meaning set forth in Section 8.11(d). "Erroneous Payment Subrogation Rights" has meaning set forth in Section 8.11(d). "EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. "Euro Loan" means a Loan denominated in Euros. "European Term Loan Credit Agreement" means that certain Credit Agreement dated April 26, 2016, by and among, AGCO International GmbH, as borrower, AGCO and Coöperatieve Rabobank U.A., Antwerp Branch, as administrative agent for the lenders. "Euros" and the designation "€" each mean the lawful currency of the "participating member states" (as described in the EMU Legislation) introduced in accordance with the EMU Legislation. "Event of Default" has the meaning specified in Section 7.1. "Excluded Taxes" means, any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), and franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (x) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.5) or (y) such Lender changes its lending office, except in each case to the

23 \\4157-1107-4114 v16 extent that, pursuant to Section 10.4, amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient's failure to comply with Section 10.4(e), and (d) any U.S. federal withholding Taxes imposed under FATCA. "Existing Maturity Date" has the meaning set forth in Section 2.15. "Extended Maturity Date" has the meaning assigned to such term in Section 2.15(a). "Extending Lender" has the meaning assigned to such term in Section 2.15(b). "Extension Date" means the date upon which the conditions precedent to the effectiveness of an extension of the Maturity Date set forth in Section 2.15(f) have been satisfied. "Farm Credit Bank" means a lending institution organized and existing pursuant to the provisions of the Farm Credit Act of 1971 and under the regulation of the Farm Credit Administration. "FATCA" means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any intergovernmental agreement between the United States and another jurisdiction implementing the foregoing (or any law, regulations or other official administrative interpretation implementing such intergovernmental agreement). "Federal Funds Effective Rate" means, for any day, the greater of (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by Administrative Agent from three federal funds brokers of recognized standing selected by it, and (b) 0%. "Federal Reserve Bank of New York's Website" means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. "Fee Letter" means the fee letter, dated as of the date hereof, from Rabobank to AGCO. "Finance Company" means any of AGCO Finance LLC, AGCO Finance Canada, Ltd., Agricredit Ltd., Agricredit Ltd. Ireland, Agricredit S.N.C., Agricredit GmbH, Agricredit do Brasil, Ltda. and any other Person (a) not a Subsidiary of AGCO, (b) in

24 \\4157-1107-4114 v16 whom AGCO or its Subsidiaries holds an Investment, and (c) which is engaged primarily in the business of providing retail financing to purchasers of agricultural equipment. "Fiscal Quarter" means each three (3) month period beginning on the first day of each of the following months: January, April, July and October. "Fiscal Year" means a year commencing on January 1 and ending on December 31. "Floor" means a rate of interest equal to 0%. "Foreign Government Scheme or Arrangement" has the meaning specified in Section 4.1(l). "Foreign Plan" has the meaning specified in Section 4.1(l). "Foreign Subsidiary" means a Subsidiary of AGCO not organized under the laws of the United States or any jurisdiction thereof. "Fronting Exposure" means, at any time any Revolving Loan Lender is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender's Pro Rata Share of the outstanding L/C Obligations with respect to Letters of Credit issued by such Issuing Bank other than L/C Obligations as to which such Defaulting Lender's participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Bank, such Defaulting Lender's Pro Rata Share of outstanding Swing Line Loans made by the Swing Line Bank other than Swing Line Loans as to which such Defaulting Lender's participation obligation has been reallocated to other Lenders. "Funded Debt" means without double-counting, with respect to AGCO on a Consolidated basis, as of any date of determination, all obligations of the type described in clauses (a) through (d) of the definition of "Indebtedness" set forth in Article 1 and any Guaranty of any of the foregoing for which a demand for payment has been received, and specifically including, without limitation, the amount of Outstandings hereunder. "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accounts and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied. "Governmental Authority" means the government of the United States of America or any other nation or supra-national body, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to

25 \\4157-1107-4114 v16 government (including any supra-national bodies such as the European Union or the European Central Bank). "Guarantors" means (a) each Domestic Subsidiary of AGCO that is a Material Subsidiary on the Prior Agreement Date and each of the other Persons listed under the heading of "Guarantor" on Schedule G hereof, and (b) each other Person that delivers a Guaranty Agreement at any time thereafter in compliance with Section 2.13(a) or 5.11. "Guaranty" or "Guaranteed," as applied to any Indebtedness, lease or other obligations (each a "primary obligation"), means and includes (a) any guaranty, direct or indirect, in any manner, of any part or all of such primary obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such primary obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit, and any obligation of such Person (the "primary obligor"), whether or not contingent, (i) to purchase any such primary obligation or any property or asset constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of such primary obligation or (2) to maintain working capital, equity capital or the net worth, cash flow, solvency or other balance sheet or income statement condition of any other Person, (c) to purchase property, assets, securities or services primarily for the purpose of assuring the owner or holder of any primary obligation of the ability of the primary obligor with respect to such primary obligation to make payment thereof or (d) otherwise to assure or hold harmless the owner or holder of such primary obligation against loss in respect thereof; provided, however, "Guaranty" shall not include non-binding comfort letters limited to corporate intent or policies. "Guaranty Agreements" means the guaranty agreements, guaranty and indemnity deeds, and other similar agreements delivered on the Agreement Date by each of the Persons listed under the heading of "Guarantor" on Schedule G hereto, guaranteeing or providing an indemnity for the obligations described on Schedule G hereto, and any other agreement delivered after the Agreement Date (including by way of supplement or amendment to any guaranty or indemnity agreement) by any Person providing an indemnity or guaranty of all or any part of the Obligations, in each case as amended, supplemented or modified from time to time in accordance with its terms. "Hazardous Materials" means any pollutants, contaminants, toxic or hazardous substances, materials, wastes, constituents, compounds, chemicals, natural or manmade elements or forces (including, without limitation, petroleum or any by-products or fractions thereof, any form of natural gas, lead, asbestos and asbestos-containing materials building construction materials and debris, polychlorinated biphenyls and polychlorinated biphenyls-containing equipment, radon and other radioactive elements, ionizing radiation, electromagnetic field radiation and other non-ionizing radiation, sonic forces and other natural forces, infectious, carcinogenic, mutagenic, or etiologic agents, pesticides, defoliants, explosives, flammables, corrosives and urea formaldehyde foam

26 \\4157-1107-4114 v16 insulation) that are regulated by, or may now or in the future form the basis of liability under, any Environmental Laws. "Hedging Obligations" means obligations under any agreement with respect to any cap, swap, collar, forward, listed future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more interest rates, currency exchange rates, or commodity prices, and designed to provide protection against fluctuations in interest rates, currency exchange rates or commodity prices, whether or not any such transaction is governed by or subject to any master agreement. "IFRS" means the International Financial Reporting Standards, as promulgated by the International Accounting Standards Board. "Incremental Revolving Commitment" has the meaning assigned to such term in Section 2.14(a). "Incremental Term Loan" has the meaning specified in Section 2.14(a). "Incremental Term Loan Borrowing" means a borrowing consisting of simultaneous Incremental Term Loans of the same Tranche made to a Borrower. "Incremental Term Loan Commitment" means at any time, with respect to each Lender, for any Tranche of Incremental Term Loans, the initial amount of the Incremental Term Loan such Lender funds for each such Tranche, pursuant to and in accordance with Section 2.14. "Incremental Term Loan Lender" means any Lender that has outstanding Incremental Term Loans. "Indebtedness" means, with respect to any Person on any date of determination (without duplication): (a) the principal of and premium (if any) in respect of (i) indebtedness of such Person for money borrowed and (ii) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (b) all obligations under Capitalized Leases of such Person; (c) all obligations of such Person issued or assumed as the deferred purchase price of property or services, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (excluding trade accounts payable and accrued liabilities arising in the ordinary course of business but only if and so long as such accounts are payable on trade terms customary in the industry); (d) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (a) through (c) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (e) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of the Equity Interests in such Person; (f) all obligations of the type referred to

27 \\4157-1107-4114 v16 in clauses (a) through (e) above of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guaranty; and (g) all obligations of the type referred to in clauses (a) through (f) above of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations as described above at such date; provided, however, that Indebtedness under New Market Tax Credit Transactions shall be calculated on a basis that is net of the principal amount plus capitalized interest of any leverage loan made by AGCO or any of its Subsidiaries in such New Market Tax Credit Transaction. For purposes of this Agreement, Indebtedness, with respect to any Person as of any date, means the actual amount of Indebtedness then outstanding with respect to which such Person is then liable without deduction for any discount therefrom as may be reflected on such Person's financial statements to reflect the value of any warrants or other equity securities that may be issued together with such Indebtedness. Notwithstanding the foregoing, for all purposes other than the definition of "Permitted Liens" and Section 6.2 of this Agreement, Indebtedness shall not include (a) obligations incurred in connection with Tax Incentive Transactions or (b) the factoring of Receivables permitted hereunder, provided that the Receivables subject to such factoring arrangement are not required under Applicable Accounting Standards to be included on the Consolidated balance sheet of AGCO and its Subsidiaries. "Indemnified Party" has the meaning specified in Section 9.4. "Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. "Initial Borrower" and "Initial Borrowers" have the respective meanings specified in the introductory paragraph of this Agreement. "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA. "Interest Coverage Ratio" means, on any date of determination, the ratio of (a) Consolidated EBITDA for the most recent Fiscal Quarter of AGCO for which financial statements have been delivered to the Administrative Agent pursuant to Section 5.1(a) or (b) and for the three complete Fiscal Quarters of AGCO immediately preceding such Fiscal Quarter to (b) Consolidated Interest Expense for the most recent Fiscal Quarter of AGCO for which financial statements have been delivered to the Administrative Agent pursuant to Section 5.1(a) or (b) and for the three complete Fiscal Quarters of AGCO immediately preceding such Fiscal Quarter.

28 \\4157-1107-4114 v16 "Interest Period" means, as to any Non-Base Rate Loan or Borrowing that is a Non-Base Rate Loan, the period commencing on the date thereof and ending on the numerically corresponding day in the calendar month that is one, three, or six months thereafter (in each case, subject to the availability thereof), as specified in the applicable Notice of Borrowing or notice of Conversion or Continuation; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (c) no Interest Period shall extend beyond any maturity date applicable to such Class of Loans and (d) no tenor that has been removed from this definition pursuant to Section 10.1(h)(iii)(D) shall be available for specification in such Notice of Borrowing or notice of Conversion or Continuation. For purposes hereof, the date of a Loan or Borrowing initially shall be the date on which such Loan or Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan or Borrowing. "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. "Inventory" means, with respect to any Person, all "inventory" as that term is defined in the Uniform Commercial Code, including, without limitation, all goods, merchandise and other personal property owned and held for sale in the ordinary course of its business, and all raw materials, work or goods in process, materials and supplies of every nature which contribute to the finished products of such Person. "Investment" by any Person in any other Person means any direct or indirect advance, loan (other than advances to wholesale or retail customers in the ordinary course of business that are recorded as Receivables on the balance sheet of such Person) or other extensions of credit (including by way of Guaranty or similar arrangement) or capital contributions to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Equity Interests, Indebtedness or other similar instruments issued by such Person. "IRS" means the United States Internal Revenue Service. "Issuing Bank" means (a) Rabobank, in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 9.6, and (b) any other Multicurrency Revolving Tranche Loan Lender hereunder, which, at the request of AGCO, agrees and in such Multicurrency Revolving Tranche Loan Lender's sole discretion, issues one or more Letters of Credit hereunder for the accounts of one or more of the Borrowers; provided that with respect to each such Multicurrency Revolving Tranche Loan Lender described in this clause (b), such Multicurrency Revolving Tranche Loan Lender shall be deemed to be an "Issuing Bank" hereunder for all purposes but

29 \\4157-1107-4114 v16 solely with respect to the Letters of Credit issued by such Multicurrency Revolving Tranche Loan Lender hereunder and the L/C Obligations arising thereunder. "L/C Cash Collateral Account" has the meaning specified in Section 7.3. "L/C Obligations" any time, an amount equal to the sum of (a) the aggregate principal Available Amount of all Letters of Credit denominated in U.S. Dollars and the Equivalent Amount of the Available Amount of all Letters of Credit denominated in Offshore Currencies, in either case outstanding on such date of determination, and (b) the aggregate amount of all Letter of Credit Advances in U.S. Dollars and the Equivalent Amount of all Letter of Credit Advances in Offshore Currencies, in either case on outstanding on such date of determination and that have not then been reimbursed. "L/C Related Documents" has the meaning specified in Section 2.10(d). "Lender Decision Date" has the meaning set forth in Section 2.15. "Lenders" means each of the Persons identified on the signature pages as a "Multicurrency Revolving Tranche Loan Lender", or a "USD Revolving Tranche Loan Lender", the New Lenders, and any Additional Lenders in connection with an Incremental Term Loan. Unless the context requires otherwise, the term "Lenders" includes the Swing Line Bank. "Letter of Credit" has the meaning specified in Section 2.10; provided, however, no letter of credit issued by an Issuing Bank (other than a Person that is also the Administrative Agent) shall be deemed a "Letter of Credit" for purposes of this Agreement unless and until the Administrative Agent shall have received written notice thereof from such Issuing Bank as required pursuant to Section 2.10(b)(i). "Letter of Credit Advance" means an advance made by an Issuing Bank pursuant to Section 2.10(c). "Letter of Credit Agreement" has the meaning specified in Section 2.10(b). "Letter of Credit Commitment" means the obligation of Rabobank, in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 9.6, to issue Letters of Credit hereunder; provided such obligations shall not exceed in the aggregate the amount of the Letter of Credit Subfacility. "Letter of Credit Subfacility" means the aggregate Available Amounts of Letters of Credit the Issuing Banks may issue pursuant to Section 2.10, which shall not exceed US$50,000,000. "Lien" means, with respect to any property, any mortgage, lien, pledge, assignment by way of security, charge, hypothec, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment, or other encumbrance of any kind in respect of such property, whether or not choate, vested, or perfected.

30 \\4157-1107-4114 v16 "Loan" or "Loans" means, as applicable, a Revolving Loan, an Incremental Term Loan, a Swing Line Loan or a Letter of Credit Advance. "Loan Documents" means this Agreement, the Guaranty Agreements, all L/C Related Documents, the Fee Letter, each Notice of Borrowing, each Notice of Issuance, each Designated Borrower Request and Assumption Agreement, each Notice of Incremental Facility, and all other documents, instruments, certificates, and agreements executed or delivered by AGCO or its Subsidiaries in connection with or pursuant to this Agreement. "Loan Parties" means the Borrowers and the Guarantors. "Margin Stock" has the meaning specified in Regulation U. "Material Acquisition" means the purchase of property or assets, or acquisition of Equity Interests, in each case by AGCO or any Subsidiary in any transaction, that involves consideration equal to or in excess of $300,000,000 for such transaction. "Material Adverse Effect" means, as of any date of determination, a material adverse effect on (a) the business, financial condition, assets, liabilities, or operations of AGCO and its Subsidiaries, taken as a whole, (b) the material rights and remedies of the Administrative Agent or any Lender under any Loan Document, or (c) the ability of AGCO and the other Loan Parties, taken as a whole, to perform their payment obligations under the Loan Documents. "Material Subsidiary" means, as of any time of determination, any direct or indirect Subsidiary of AGCO that meets any of the following conditions (including as a result of any acquisition, Investment, merger, reorganization, transfer of assets, or other change in circumstances): (a) AGCO's and its other Subsidiaries' proportionate share of the total assets, in the aggregate (after intercompany eliminations), of such Subsidiary (and its Subsidiaries) exceeds ten percent (10%) of the total assets of AGCO and its Subsidiaries Consolidated as of the end of the most recently completed Fiscal Quarter; or (b) AGCO's and its other Subsidiaries' equity in the income from continuing operations, in the aggregate, before income taxes, extraordinary items and cumulative effect of a change in accounting principles of such Subsidiary (and its Subsidiaries) exceeds ten percent (10%) of such income of AGCO and its Subsidiaries Consolidated for the most recently completed Fiscal Year. "Maturity Date" means the fifth anniversary of the Agreement Date, subject to extension in accordance with Section 2.15. "Minimum Collateral Amount" means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 105% of the Fronting Exposure of all Issuing Banks with respect to Letters of Credit outstanding at

31 \\4157-1107-4114 v16 such time, and (b) otherwise, an amount determined by the Administrative Agent and the Issuing Banks in their sole discretion. "Moody's" means Moody's Investors Service, Inc. and it successors. "Multicurrency Revolving Tranche Loan" has the meaning specified in Section 2.1(b). "Multicurrency Revolving Tranche Loan Borrowing" means (a) Multicurrency Revolving Tranche Loans of the same Class and Type made, converted or continued on the same date, and in the case of Non-Base Rate Loans, having the same Interest Period, or (b) a Swing Line Loan. "Multicurrency Revolving Tranche Loan Commitment" means at any time, with respect to each Multicurrency Revolving Tranche Loan Lender, the commitment, if any, of such Multicurrency Revolving Tranche Loan Lender to make Multicurrency Revolving Tranche Loans and to acquire participations in Letters of Credit and Swing Line Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Multicurrency Revolving Tranche Loan Lender's Multicurrency Revolving Tranche Loan Exposure at such time hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.3, and (b) reduced or increased from time to time pursuant to assignments by or to such Multicurrency Revolving Tranche Loan Lender pursuant to Section 9.6. The initial amount of each Multicurrency Revolving Tranche Loan Lender's Multicurrency Revolving Tranche Loan Commitment is set forth below its name on its signature page hereto or, if such Lender has entered into one or more Assignments and Assumptions, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.6(d). The initial aggregate amount of all Multicurrency Revolving Tranche Loan Lenders' Multicurrency Revolving Tranche Loan Commitments is $925,000,000 and, for the avoidance of doubt, the amount of each USD Revolving Tranche Loan Lenders' Multicurrency Revolving Tranche Loan Commitment is $0. "Multicurrency Revolving Tranche Loan Exposure" means, as to any Multicurrency Revolving Tranche Loan Lender at any time, the aggregate principal amount at such time of its outstanding Multicurrency Revolving Tranche Loans. "Multicurrency Revolving Tranche Loan Lenders" means each Person identified on the signature pages hereto as a "Multicurrency Revolving Tranche Loan Lender". Unless the context requires otherwise, the term "USD Revolving Tranche Loan Lenders" includes the Swing Line Bank. "Multicurrency Revolving Tranche Loan Outstandings" means, on any date of determination, the sum of: (a) the aggregate principal amount of all Swing Line Loans made to AGCO;

32 \\4157-1107-4114 v16 (b) the aggregate principal amount of all outstanding Multicurrency Revolving Tranche Loans; and (c) the outstanding L/C Obligations. "Multiemployer Plan" of any Person means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, that is subject to ERISA and to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five (5) plan years made or accrued an obligation to make contributions. "Multiple Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that is subject to ERISA and (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated. "Net Leverage Ratio" means, at any date of determination, the ratio of (a) the average of the amounts, calculated as of the last day of each Fiscal Quarter for the four Fiscal Quarter period then ended, equal to (i) the principal amount of Funded Debt outstanding as of the last day of such Fiscal Quarter minus (ii) the total amount of Cash Equivalents on the Consolidated books of AGCO as of the last day of such Fiscal Quarter, to (b) Consolidated EBITDA for the four Fiscal Quarter period most recently ended for which financial statements have been delivered to the Administrative Agent pursuant to Sections 5.1(a) and (b). "New Lenders" means, collectively, (i) American AgCredit, PCA, (ii) Bank of America, N.A., (iii) BNP Paribas, New York Branch, (iv) Farm Credit Mid-America, PCA, (v) Farm Credit Bank of Texas, and (vi) Horizon Farm Credit, ACA. "New Market Tax Credit Transactions" means a transaction using "new market tax credits" provided by Section 45D of the Internal Revenue Code, in which (a) a wholly-owned Domestic Subsidiary of AGCO receives two loans from a qualified "community development entity" (the "NMTC Lender") owned 99.99% by a third-party tax credit investor (the "NMTC Investor") consisting of (i) an "A Loan" which is indirectly funded by a loan made by AGCO to the NMTC Investor (the "Leverage Loan") and (ii) a "B Loan" funded indirectly by a capital contribution from the NMTC Investor's parent, the proceeds of each of which are used to finance or refinance the costs incurred by such Domestic Subsidiary in connection with the expansion of certain manufacturing and warehouse facilities of such Domestic Subsidiary, (b) such loans are secured by substantially all of the assets of such Domestic Subsidiary, (c) payments on the A Loan and the B Loan are sufficient to provide all debt service on the Leverage Loan, and (d) the principal amount of the B Loan is expected to be forgiven at the end of the seven-year "new markets tax credit" compliance period under the Internal Revenue Code if the NMTC Investor exercises its put right requiring AGCO to buy its ownership interest in the NMTC Lender for $1,000.

33 \\4157-1107-4114 v16 "Non-Base Rate Benchmark" means with respect to (x) Agreed Alternative Currency Loans, the benchmark described in clause (b) of the definition of Offshore Currency Benchmark Rate, (y) Euro Loans, the benchmark described in clause (a) of the definition of Offshore Currency Benchmark Rate, and (z) USD Loans, Term SOFR. "Non-Base Rate Loan" means a Loan that does not bear interest based on the Base Rate and shall include, for the avoidance of doubt, Agreed Alternative Currency Loans, Euro Loans, and SOFR Loans. "Non-Consenting Lender" means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all affected Lenders in accordance with the terms of Section 9.1 and (b) has been approved by the Required Lenders. "Non-Defaulting Lender" means, at any time, each Lender that is not a Defaulting Lender at such time. "Non-Extending Lender" has the meaning set forth in Section 2.15. "Non-Material Domestic Subsidiary" means any Domestic Subsidiary that is not a Material Subsidiary. "Notice of Borrowing" has the meaning specified in Section 2.2(a). "Notice of Incremental Facility" has the meaning specified in Section 2.14(a). "Notice of Issuance" has the meaning specified in Section 2.10(b). "Obligations" means, (a) all payment and performance obligations of the Borrowers to the Lenders, the Issuing Banks, and the Administrative Agent under this Agreement and the other Loan Documents (including all Revolving Loans, Incremental Term Loans, Swing Line Loans and obligations under Letters of Credit and including any interest, fees and expenses that, but for the provisions of Debtor Relief Laws, would have accrued), as they may be amended from time to time, or as a result of making the Loans or issuing the Letters of Credit, and (b) the obligation to pay an amount equal to the amount of any and all damages which the Issuing Banks, the Lenders and the Administrative Agent, or any of them, may suffer by reason of a breach by any Loan Party of any obligation, covenant, or undertaking with respect to this Agreement or any other Loan Document. "Offshore Currency" means (a) Euros, and (b) any Agreed Alternative Currency. "Offshore Currency Benchmark Rate" means: (a) in the case of Loans denominated in Euros, either (i) the rate per annum for deposits in Euros that appears on Reuters Page EURIBOR-01 (or any successor page), or (ii) if a rate cannot be determined pursuant to clause (i) above, a rate per annum equal to the average of the rate per annum at which deposits in Euros are available to Administrative Agent as determined by Administrative Agent in London,

34 \\4157-1107-4114 v16 England to prime banks in the interbank market, in either case at 11:00 a.m., Brussels time, 2 Business Days prior to the commencement of such Interest Period and for a period equal to such Interest Period; and (b) in the case of Loans denominated in an Agreed Alternative Currency, such benchmark as may be agreed to by the Borrowers and the Multicurrency Revolving Tranche Loan Lenders from time to time (or such other rate of interest as the Borrowers and Multicurrency Revolving Tranche Loan Lenders shall agree); provided that in no event shall the Offshore Currency Benchmark Rate for any currency be less than zero. "Offshore Currency Loan" means any Loan denominated in an Offshore Currency. "Original Currency" has the meaning specified in Section 10.3. "Other Connection Taxes" means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). "Other Currency" has the meaning specified in Section 10.3. "Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 10.5). "Outstandings" means, on any date of determination: (a) the aggregate principal amount of all Swing Line Loans made to AGCO, plus the aggregate outstanding principal amount of any Incremental Term Loans in U.S. Dollars and of the Equivalent Amount in U.S. Dollars of any Incremental Term Loans in Offshore Currencies, plus the aggregate principal amount of all Revolving Loans in U.S. Dollars and of the Equivalent Amount in U.S. Dollars of all Revolving Loans in Offshore Currencies, in each case outstanding on such date of determination; plus (b) the L/C Obligations outstanding on such date of determination. "Participant" has the meaning specified in Section 9.6(h).

35 \\4157-1107-4114 v16 "Participant Register" has the meaning specified in Section 9.6(i). "Payment Recipient" has the meaning specified in Section 8.11(a). "Payoff Letter" means the payoff letter, dated as of the date hereof, from Rabobank, as administrative agent under the Prior Credit Agreement, and acknowledged by the Borrowers. "PBGC" means the Pension Benefit Guaranty Corporation. "Periodic Term SOFR Determination Day" has the meaning specified in the definition of "Term SOFR". "Permitted Liens" means: (a) Liens incurred in the ordinary course of business which do not secure Indebtedness or Hedging Obligations and which do not materially impair the value of, or materially interfere with the use of, in the ordinary course of business of AGCO and its Subsidiaries, the property affected and which do not, individually or in the aggregate, have a materially adverse effect on the business of AGCO or such Subsidiaries affected thereby individually or of AGCO and its Subsidiaries on a Consolidated basis; (b) Liens existing on the property of a Person immediately prior to it being acquired by AGCO or any of its Subsidiaries, or any Lien existing on any property acquired by AGCO or any of its Subsidiaries at the time such property is so acquired; provided that (i) no such Lien shall secure Indebtedness or Hedging Obligations, (ii) no such Lien shall have been created or assumed in contemplation of such Person becoming a Subsidiary of AGCO or such acquisition of property, and (iii) each such Lien shall at all times be confined solely to the item or items of property so acquired and the proceeds thereof; (c) Liens and rights of setoff of banks existing solely with respect to cash, Cash Equivalents or investment property on deposit with such bank in one or more accounts maintained by any Loan Party or any Subsidiary, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained; (d) Liens on Receivables sold under any factoring arrangement permitted hereunder; (e) precautionary financing statements filed by lessors, or retained interests in leased equipment by lessors, with respect to equipment leases under which AGCO or a Subsidiary is lessee; (f) Liens arising in connection with Tax Incentive Transactions; (g) Liens securing Indebtedness permitted under Section 6.1(e) arising in connection with New Market Tax Credit Transactions;

36 \\4157-1107-4114 v16 (h) Liens securing reimbursement obligations with respect to letters of credit that encumber documents of title and/or property shipped under such letters of credit, to the extent incurred in the ordinary course of business; (i) mandatory liens in favor of unsecured creditors attaching to proceeds from the sale of property in a foreclosure or similar proceeding imposed by law of any jurisdiction outside of the U.S. and which have not arisen to secure Indebtedness and do not in the aggregate materially detract from the value of such property or assets; (j) Liens on cash or deposits to secure Hedging Obligations entered into in the ordinary course of business to hedge risks or reduce costs with respect to interest rates, currency or commodity exposure, and not for speculative purposes; (k) Liens granted by a Subsidiary (other than a Loan Party) to AGCO or another Subsidiary securing Indebtedness of such Subsidiary (other than a Loan Party) to AGCO or such other Subsidiary; and (l) any other Liens that secure Indebtedness or other obligations in a principal amount not in excess of 10% of AGCO's Consolidated Net Tangible Assets. "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof. "Plan" means a Single Employer Plan or a Multiple Employer Plan that is subject to ERISA. "Platform" has the meaning specified in Section 9.2(d). "Prime Rate" means the rate of interest per annum published in the Wall Street Journal as the U.S. dollar "prime rate" for such day and if the Wall Street Journal does not publish such rate on such day then such rate as most recently published prior to such day. "Prior Agreement Date" means the "Agreement Date" as defined in the Prior Credit Agreement. "Prior Credit Agreement" has the meaning specified in the Recitals. "Prior Lender" means each Person party to this Agreement as a Lender on the Agreement Date other than the New Lenders. "Pro Rata Share" means (a) with respect to any Multicurrency Revolving Tranche Loan Lender for purposes of any rights or obligations hereunder affecting or involving Multicurrency Revolving Tranche Loan Lenders and not USD Revolving Tranche Loan Lenders or

37 \\4157-1107-4114 v16 Incremental Term Loan Lenders (but including any reimbursement obligations in respect of any indemnity claim arising out of an action or omission of the Swing Line Bank or the Issuing Banks under this Agreement), the percentage (carried out to the ninth decimal place) of the Total Multicurrency Revolving Tranche Loan Commitments represented by such Multicurrency Revolving Tranche Loan Lender's Multicurrency Revolving Tranche Loan Commitment; (b) with respect to any USD Revolving Tranche Loan Lender for purposes of any rights or obligations hereunder affecting or involving USD Revolving Tranche Loan Lenders and not Multicurrency Revolving Tranche Loan Lenders or Incremental Term Loan Lenders of the Total USD Revolving Tranche Loan Commitments represented by such USD Revolving Tranche Loan Lender's USD Revolving Tranche Loan Commitment (c) with respect to any Incremental Term Loan Lender of any Class for purposes of any rights or obligations hereunder affecting or involving Incremental Term Loan Lenders of such Class and not Revolving Loan Lenders, the percentage (carried out to the ninth decimal place) of the total Incremental Term Loans of such Class represented by such Incremental Term Loan Lender's Incremental Term Loans of such Class; and (d) with respect to any Lender in respect of any rights or obligations affecting or involving all Lenders (including any reimbursement obligations in respect of any indemnity claim arising out of an action or omission of Administrative Agent under this Agreement), the percentage (carried out to the ninth decimal place) of the total Commitments or Loans, of all Classes hereunder represented by the aggregate amount of such Lender's Commitments or Loans, as the case may be, of all Classes hereunder. If the Commitments of any Class have terminated or expired, the Pro Rata Share with respect to such Class shall be determined based upon (i) in the case of the Incremental Term Loan Lenders, the outstanding principal amount of the Incremental Term Loans of such Class at such time, and (ii) in the case of the Revolving Loan Lenders, the Revolving Loan Exposure of all such Revolving Loan Lenders at such time. "PTE" means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. "Rabobank" means Coöperatieve Rabobank U.A., New York Branch, or any successor thereto. "Rabobank Cost of Funds Rate" means the per annum rate of interest disclosed to AGCO from time to time by Rabobank London to be its "cost of funds" rate, as may be changed at any time by Rabobank London in its sole discretion, with any change to be effective as of the opening of business of Rabobank London on the day of such change; provided that in no event shall the Rabobank Cost of Funds Rate be less than zero. "Rabobank London" means Coöperatieve Rabobank U.A., trading as Rabobank International, London Branch or any successor thereto.

38 \\4157-1107-4114 v16 "Rating" means AGCO's long-term debt rating (on a senior unsecured non-credit- enhanced basis) as was most recently announced by S&P or Moody's, as applicable. "Ratings Level" has the meaning assigned to such term in the definition of "Applicable Margin". "Receivables" means any right to payment for goods sold or leased or for services rendered whether or not it has been earned by performance. "Recipient" means the Administrative Agent, any Lender, the Swing Line Bank or any Issuing Bank. "Register" has the meaning specified in Section 9.6(f). "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time. "Related Parties" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person's Affiliates. "Relevant Currency Time" means, for any Borrowing in any currency, the local time in the city where the Administrative Agent's Account for such currency is located. "Relevant Governmental Body" means the Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board or the Federal Reserve Bank of New York, or any successor thereto. "Replacement Lender" has the meaning specified in Section 10.5. "Required Lenders" means, at any time, Lenders having Revolving Loan Exposures, outstanding Incremental Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Loan Exposures, total outstanding Incremental Term Loans and unused Commitments at such time. The Commitments of, and the portion of the Revolving Loan Exposure and Incremental Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Required Multicurrency Lenders” means, at any time, Lenders having Multicurrency Revolving Tranche Loan Outstandings and unused Multicurrency Revolving Tranche Loan Commitments representing more than 50% of the total Multicurrency Revolving Tranche Loan Outstandings. The Commitments of, and the portion of the Multicurrency Revolving Tranche Loan Outstandings and Multicurrency Revolving Tranche Loan Commitments held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Multicurrency Lenders.

39 \\4157-1107-4114 v16 “Required USD Lenders” means, at any time, Lenders having USD Revolving Tranche Loan Exposure representing more than 50% of the total USD Revolving Tranche Loan Exposure and unused USD Revolving Tranche Loan Commitments. The Commitments of, and the portion of the USD Revolving Tranche Loan Exposure and USD Revolving Tranche Loan Commitments held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required USD Lenders. "Resolution Authority" means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. "Responsible Employee" means the Executive Chairman, President, any Authorized Financial Officer, General Counsel or any Associate or Assistant General Counsel or Vice President of AGCO or any equivalent position of any Borrowing Subsidiary; any other employee of any Borrower responsible for monitoring compliance with this Agreement or any other Loan Document; and, with respect to matters relating to ERISA, any individual who functions as the plan administrator under the applicable pension plan. "Restricted Payment" means (a) any direct or indirect distribution, dividend, or other payment to any Person on account of any shares of Equity Interests in such Person or (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, or other acquisition or retirement of any shares of Equity Interests in such Person; provided that payments of principal and interest in respect of Indebtedness convertible into Equity Interests of AGCO shall not constitute Restricted Payments. "Revolving Loan Commitment" means, collectively, the Multicurrency Revolving Tranche Loan Commitments and the USD Revolving Tranche Loan Commitments. "Revolving Loans" means, collectively, the Multicurrency Revolving Tranche Loans and the USD Revolving Tranche Loans. "Revolving Loan Exposure" means, collectively, the Multicurrency Revolving Tranche Loan Exposure and the USD Revolving Tranche Loan Exposure. "Revolving Loan Lenders" means, collectively, the Multicurrency Revolving Tranche Loan Lenders and the USD Revolving Tranche Loan Lenders. "Revolving Loan Outstandings" means, collectively, the Multicurrency Revolving Tranche Loan Outstandings and the USD Revolving Tranche Loan Exposure. "S&P" means Standard & Poor's Financial Services LLC, a division of S&P Global Inc. "Sanctioned Person" means a Person that is, or is owned or controlled by one or more Persons that are: (a) the subject of any Sanctions, or (b) located, organized or

40 \\4157-1107-4114 v16 resident in a country, region or territory that is, or whose government is, the subject of Sanctions, currently being the Region of Crimea, the Donetsk People's Republic, the Luhansk People's Republic, Cuba, Iran, North Korea, Russia, Syria and Venezuela. "Sanctions" means any sanctions administered by or enforced by the U.S. Department of the Treasury's Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty's Treasury, the Kingdom of the Netherlands, or other relevant sanctions authority. "Single Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that is subject to ERISA and (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates, or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated. "SOFR" means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. "SOFR Administrator" means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). "SOFR Loan" means a USD Loan that bears interest at a rate based on the Non- Base Rate Benchmark for USD Loans, other than pursuant to clause (c) of the definition of "Base Rate". "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the tangible and intangible property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's tangible and intangible property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability; provided, however, that with respect to any Person organized under the laws of the United Kingdom, "Solvent" means that such Person is able to pay its debts as they fall due, is not deemed unable to pay its debts as they fall due within the meaning of Section 123(1) of the Insolvency Act of 1986 and that the value of its assets is greater than the value of its liabilities, taking into account contingent and prospective liabilities. "Spot Rate" for a currency means the rate quoted by the Administrative Agent as the spot rate for the purchase by the Administrative Agent of such currency with another

41 \\4157-1107-4114 v16 currency through its foreign exchange office at approximately 11:00 a.m. (New York, New York time) on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made. "Subsidiary" of any Person means a corporation, partnership, joint venture, limited liability company or other entity of which a majority of the Equity Interests having ordinary voting power for the election of the Board of Directors or other governing body (other than Equity Interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of AGCO. "Swing Line Bank" means any Lender hereunder, as designated by AGCO in accordance with this Agreement with the written consent of the Administrative Agent, acting hereunder as "Swing Line Bank" to make Swing Line Loans to AGCO. The initial Swing Line Bank shall be PNC Bank National Association. "Swing Line Loan" means an advance made by the Swing Line Bank pursuant to Section 2.1(b)(ii). "Swing Line Sublimit" has the meaning specified in Section 2.1(b)(ii). "Tax Incentive Transaction" means any revenue bond financing arrangement (excluding a New Market Tax Credit Transaction) between any Person and a development authority or other similar governmental authority or entity for the purpose of providing a property tax abatement or other tax incentive to such Person whereby (a) the governmental authority or entity issues notes, bonds or other indebtedness to finance the acquisition of property that at such time is owned by AGCO or a Subsidiary, (b) the property so transferred is leased back by AGCO or such Subsidiary, (c) the notes, bonds or other Indebtedness issued to finance the acquisition are owned by AGCO or a Subsidiary, (d) the rental payments on the lease and the debt service payments on the bonds, notes, or other Indebtedness are substantially equal and (e) AGCO or such Subsidiary has the option to prepay the notes, bonds or other Indebtedness, terminate its lease and reacquire the property for nominal consideration at any time; provided that if at any time any of the foregoing conditions shall cease to be satisfied, such transaction shall cease to be a Tax Incentive Transaction. "Taxes" means all present or future taxes, levies, imposts, deductions, charges or withholdings (including backup withholding), assessments, fees and other charges and all liabilities with respect thereto imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. "Term SOFR" means, (a) for any calculation with respect to a USD Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the "Periodic Term SOFR Determination Day") that is two (2) U.S.

42 \\4157-1107-4114 v16 Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan, on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the "Base Rate Term SOFR Determination Day") that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor plus, in each of the foregoing clauses (a) and (b), 0.10% per annum. "Term SOFR Administrator" means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). "Term SOFR Reference Rate" means the forward-looking term rate based on SOFR. "Total Multicurrency Revolving Tranche Loan Commitment" means, at any time, the aggregate amount of the Multicurrency Revolving Tranche Loan Commitments of all Multicurrency Revolving Tranche Loan Lenders at such time.

43 \\4157-1107-4114 v16 "Total Revolving Loan Commitments" means, at any time, the aggregate amount of the Multicurrency Revolving Tranche Loan Commitments of all Multicurrency Revolving Tranche Loan Lenders and USD Revolving Tranche Loan Commitments of all USD Revolving Tranche Loan Lenders. "Total USD Revolving Tranche Loan Commitment" means, at any time, the aggregate amount of the USD Revolving Tranche Loan Commitments of all USD Revolving Tranche Loan Lenders at such time. "Tranche" means, with respect to any Incremental Term Loans, all Incremental Term Loans made on the same date pursuant to the terms of the same Notice of Incremental Facility. "Transactions" means the execution, delivery and performance by each Loan Party of this Agreement and the other Loan Documents to which such Loan Party is intended to be a party and the consummation of the transactions contemplated thereby, the borrowing of initial Loans on the Agreement Date, the use of the proceeds thereof, and the payment of all fees and expenses to be paid on or prior to the Agreement Date and owing in connection with the foregoing. "Type" refers to the distinction between Loans that are Base Rate Loans and Non- Base Rate Loans. "UK Financial Institution" means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. "UK Resolution Authority" means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. "Unadjusted Benchmark Replacement" means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. "Unused Multicurrency Revolving Tranche Loan Commitment" means, with respect to any Multicurrency Revolving Tranche Loan Lender at any time: (a) its Multicurrency Revolving Tranche Loan Commitment; minus (b) the Equivalent Amount in U.S. Dollars as of such date of the sum of: (i) the aggregate principal amount of all Multicurrency Revolving Tranche Loans made by it and outstanding on such date; and

44 \\4157-1107-4114 v16 (ii) its Pro Rata Share of (x) the L/C Obligations, and (y) the aggregate principal amount of all Swing Line Loans outstanding on such date. "Unused Revolver Fee" has the meaning specified in Section 2.6(b). "Unused Revolving Loan Commitment" means, with respect to any Multicurrency Revolving Tranche Loan Lender or USD Revolving Tranche Loan Lender at any time: (c) its Revolving Loan Commitment; minus (d) the Equivalent Amount in U.S. Dollars as of such date of the sum of: (iii) the aggregate principal amount of all Revolving Loans made by it and outstanding on such date; and (iv) in the case of a Multicurrency Revolving Tranche Loan Lender, its Pro Rata Share of (x) the L/C Obligations, and (y) the aggregate principal amount of all Swing Line Loans outstanding on such date. "Unused USD Revolving Tranche Loan Commitment" means, with respect to any USD Revolving Tranche Loan Lender at any time, its USD Revolving Tranche Loan Commitment minus the aggregate principal amount of all Multicurrency Revolving Tranche Loans made by it and outstanding on such date. "U.S. Dollars" or "US$" means lawful money of the United States of America. "U.S. Government Securities Business Day" means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. "USA Patriot Act" has the meaning assigned to such term in the definition of "Anti-Terrorism Laws". “USD Loan” means a Loan denominated in U.S. Dollars. "USD Revolving Tranche Loan" has the meaning specified in Section 2.1(a). "USD Revolving Tranche Loan Borrowing" means USD Revolving Tranche Loans of the same Class and Type made, converted or continued on the same date, and in the case of Non-Base Rate Loans, having the same Interest Period. "USD Revolving Tranche Loan Commitment" means at any time, with respect to each USD Revolving Tranche Loan Lender, the commitment, if any, of such USD

45 \\4157-1107-4114 v16 Revolving Tranche Loan Lender to make USD Revolving Tranche Loans and to acquire participations in Letters of Credit and Swing Line Loans hereunder, expressed as an amount representing the maximum aggregate amount of such USD Revolving Tranche Loan Lender's USD Revolving Tranche Loan Exposure at such time hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.3, and (b) reduced or increased from time to time pursuant to assignments by or to such USD Revolving Tranche Loan Lender pursuant to Section 9.6. The initial amount of each USD Revolving Tranche Loan Lender's USD Revolving Tranche Loan Commitment is set forth below its name on its signature page hereto or, if such Lender has entered into one or more Assignments and Assumptions, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.6(d). The initial aggregate amount of the USD Revolving Tranche Loan Lenders' USD Revolving Tranche Loan Commitments is $325,000,000 and, for the avoidance of doubt, the amount of each Multicurrency Revolving Tranche Loan Lenders' USD Revolving Tranche Loan Commitment is $0. "USD Revolving Tranche Loan Exposure" means, as to any USD Revolving Tranche Loan Lender at any time, the aggregate principal amount at such time of its outstanding USD Revolving Tranche Loans. "USD Revolving Tranche Loan Lenders" means each Person identified on the signature pages hereto as a "USD Revolving Tranche Loan Lender". "Wholly Owned" means, as applied to any Subsidiary, a Subsidiary all the outstanding shares (other than directors' qualifying shares, if required by law) of every class of stock of which are at the time owned by AGCO and/or by one or more Wholly Owned Subsidiaries. "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA. "Withholding Agent" means any Loan Party and the Administrative Agent. "Write-Down and Conversion Powers" means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

46 \\4157-1107-4114 v16 1.2. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding." 1.3. Accounting Terms; Applicable Margin Ratings. (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent hereunder shall be prepared, in accordance with Applicable Accounting Standards. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of Applicable Accounting Standards applied on a basis consistent with those used in the preparation of the annual or quarterly financial statements furnished to the Lenders pursuant to Sections 5.1(a) and (b) most recently prior to or concurrently with such calculations unless (i) either (x) AGCO shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (y) the Required Lenders shall so object in writing within one hundred eighty (180) days after delivery of such financial statements and (ii) AGCO and the Required Lenders have not agreed upon amendments to the financial covenants contained herein to reflect any change in such basis, in which event such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the financial statements of AGCO for the fiscal year ending December 31, 2017 for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. (b) For the purposes of determining the Applicable Margin hereunder, (i) if the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of issuing corporate family ratings or shall not have in effect a rating for AGCO, AGCO and the Lenders shall negotiate in good faith to amend the definition of Applicable Margin set forth herein to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation, and (ii) if the ratings established or deemed to have been established by Moody's and S&P for AGCO shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. 1.4. Currency Equivalents. For purposes of determining in any currency any amount outstanding in another currency, the Equivalent Amount of such currency on the date of any such determination shall be used. If any reference to any Loans or other amount herein would include amounts in U.S. Dollars and in one or more Offshore Currencies or to an amount in U.S. Dollars that in fact is in one or more Offshore

47 \\4157-1107-4114 v16 Currencies, such reference (whether or not it expressly so provides) shall be deemed to refer, to the extent it includes an amount in any Offshore Currency, the Equivalent Amount in U.S. Dollars of such amount at the time of determination. 1.5. Construction. The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the repayment in full of the Obligations shall mean the repayment in full in cash of all Obligations other than unaccrued contingent indemnification Obligations as to which no claim or demand has been given to or made on any Loan Party. Any reference herein to any Person shall be construed to include such Person's successors and assigns. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference. The word "or" is not exclusive. 1.6. Dutch Terms. In this Agreement, where it relates to AGCO BV or another company that has its corporate seat in the Netherlands, a reference to: (a) "the Netherlands" means the European part of the Kingdom of The Netherlands and Dutch means in or of the Netherlands; (b) a "security interest" or "security" includes any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), right of retention (recht van retentie), and, in general, any right in rem (beperkt recht), created for the purpose of granting security (goederenrechtelijk zekerheidsrecht); (c) a "winding up", "administration" or "dissolution" includes a bankruptcy (faillissement) or dissolution (ontbinding); (d) any "step" or "procedure" taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under section 36 of the Tax Collection Act of the Netherlands (Inv orderingswet 1990) or Section 60 of the Social Insurance Financing Act of the Netherlands (Wet Financiering Sociale Verzekeringen) in conjunction with Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990); (e) a "moratorium" includes surseance van betaling; (f) unless a contrary indication appears, a "director", means a managing director (bestuurder) and "Board of Directors" means its managing board (bestuur);

48 \\4157-1107-4114 v16 (g) a "trustee" or "liquidator" includes a curator or a beoogd curator; (h) an "administrator" includes a bewindvoerder; (i) an "attachment" includes a beslag; (j) "negligence" means nalatigheid; (k) "gross negligence" means grove nalatigheid; (l) "willful misconduct" means bewuste roekeloosheid; and (m) a "Subsidiary" includes a dochtermaatschappij as defined in the DCC. 1.7. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE 2 AMOUNTS AND TERMS OF THE LOANS AND THE LETTERS OF CREDIT 2.1. Credit Facilities. (a) USD Revolving Tranche Loans. Each USD Revolving Tranche Loan Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "USD Revolving Tranche Loan") to the Borrowers from time to time on any Business Day during the period from the Agreement Date until the Maturity Date in an amount for each such USD Revolving Tranche Loan not to exceed such USD Revolving Tranche Loan Lender's Unused USD Revolving Tranche Loan Commitment on such Business Day. In no event shall the USD Revolving Tranche Loan Lenders be obligated to make any USD Revolving Tranche Loan if, on the date of such USD Revolving Tranche Loan and after giving effect thereto, the USD Revolving Tranche Loan Exposure on such date would exceed the Total USD Revolving Tranche Loan Commitments then in effect. Each USD Revolving Tranche Loan Borrowing shall be in U.S. Dollars in an aggregate amount of US$5,000,000 or an integral multiple of US$1,000,000 in excess thereof (except for the USD Revolving Tranche Loan Borrowing made on the Agreement Date) and shall consist of USD Revolving Tranche Loans made by such USD Revolving Tranche Loan Lenders ratably according to their USD Revolving Tranche Loan Commitments. Within the limits of each USD Revolving Tranche Loan Lender's Unused USD Revolving Tranche Loan Commitment in effect

49 \\4157-1107-4114 v16 from time to time, the Borrowers may borrow under this Section 2.1(a), prepay pursuant to Section 2.4 and reborrow under this Section 2.1(a). (b) Multicurrency Revolving Facility. (i) Multicurrency Revolving Tranche Loans. Each Multicurrency Revolving Tranche Loan Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Multicurrency Revolving Tranche Loan") to the Borrowers from time to time on any Business Day during the period from the Agreement Date until the Maturity Date in an amount for each such Multicurrency Revolving Tranche Loan not to exceed such Multicurrency Revolving Tranche Loan Lender's Unused Multicurrency Revolving Tranche Loan Commitment on such Business Day. In no event shall the Multicurrency Revolving Tranche Loan Lenders be obligated to make any Multicurrency Revolving Tranche Loan if, on the date of such Multicurrency Revolving Tranche Loan and after giving effect thereto, the Multicurrency Revolving Tranche Loan Outstandings on such date would exceed the Total Multicurrency Revolving Tranche Loan Commitments then in effect. Each Multicurrency Revolving Tranche Loan Borrowing shall be in U.S. Dollars in, or the Equivalent Amount in the requested Offshore Currency of, an aggregate amount of US$5,000,000 or an integral multiple of US$1,000,000 in excess thereof (except for the Multicurrency Revolving Tranche Loan Borrowing made on the Agreement Date) and shall consist of Multicurrency Revolving Tranche Loans made by such Multicurrency Revolving Tranche Loan Lenders ratably according to their Multicurrency Revolving Tranche Loan Commitments. The Equivalent Amount in U.S. Dollars of each Multicurrency Revolving Tranche Loan shall be recalculated hereunder on each date on which it shall be necessary to determine the Unused Multicurrency Revolving Tranche Loan Commitment, or any or all Multicurrency Revolving Tranche Loans outstanding on such date. Within the limits of each Multicurrency Revolving Tranche Loan Lender's Unused Multicurrency Revolving Tranche Loan Commitment in effect from time to time, the Borrowers may borrow under this Section 2.1(b), prepay pursuant to Section 2.4 and reborrow under this Section 2.1(b). (ii) Swing Line Loans. Subject to the terms and conditions hereinafter set forth (including the conditions in Article 3), the Swing Line Bank, in its individual capacity, may in its sole discretion make overnight loans in U.S. Dollars to AGCO from time to time on any Business Day during the period from the Agreement Date until the Maturity Date in an aggregate amount not to exceed at any time outstanding US$40,000,000 (the "Swing Line Sublimit"); provided that after giving effect to any such Borrowings, Multicurrency Revolving Tranche Loan Outstandings shall not exceed the aggregate amount of Total Multicurrency Revolving Tranche Loan Commitments then in effect. As it is understood that the purpose for the Swing Line Loan is to fund AGCO's operating account, the making of the Swing Line Loans and the repayments to the Swing Line Bank may be made on a sweep basis requiring no formal notification from AGCO. The Swing Line Bank may at its discretion, upon three (3) Business Days written notice to AGCO, choose to require written notification of Swing Line Loans from AGCO, but is not required to do so. No Swing Line Loan shall be used for the purpose of funding the payment of principal of any other Swing Line Loan. Each

50 \\4157-1107-4114 v16 Swing Line Loan shall accrue interest at such rate as may be agreed to between the Swing Line Bank and AGCO, and such interest shall be due and payable in arrears monthly or more frequently as may be required by the Swing Line Bank, and on the Maturity Date. Within the limits of the Swing Line Sublimit, AGCO may borrow under this Section 2.1(b)(ii), prepay the Swing Line Loans and reborrow under this Section 2.1(b)(ii). (c) Release from Prior Credit Agreement. Each party hereto agrees that Standard Chartered Bank was released as a party from the Prior Credit Agreement immediately prior to the effectiveness of this Agreement. 2.2. Making the Loans. (a) Notices. Except as otherwise provided in Section 2.10, each Borrowing shall be made on notice, given not later than: (i) 11:00 a.m. (New York, New York time) on the third Business Day prior to the date of a proposed Borrowing, in the case of a Borrowing consisting of SOFR Loans or Euro Loans; (ii) 10:00 a.m. (New York, New York time) on the day of a proposed Borrowing, in the case of a Borrowing consisting of Base Rate Loans in U.S. Dollars if the aggregate principal amount thereof is less than US$100,000,000; (iii) 10:00 a.m. (New York, New York time) on the Business Day prior to the date of a proposed Borrowing, in the case of a Borrowing consisting of Base Rate Loans in U.S. Dollars if the aggregate principal amount thereof is US$100,000,000 or more; or (iv) such time as the Multicurrency Revolving Tranche Loan Lenders and the Borrowers shall agree in the case of Agreed Alternative Currency Loans; by AGCO, on behalf of the Borrowers, to the Administrative Agent and Administrative Agent shall give to each Lender prompt notice thereof; provided, however, in connection with the Borrowing of the initial Loans hereunder, such Borrowing may be made by giving notice by 11:00 a.m. (New York, New York time) on the Business Day of such Borrowing if such Borrowing consists of Base Rate Loans made in U.S. Dollars. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by electronic mail, telecopier or telephone, confirmed immediately in writing, in substantially the form of Exhibit B hereto, specifying therein the: (A) requested date of such Borrowing (which shall be a Business Day) and the name of the applicable Borrower for such Borrowing; (B) requested Type of Loans comprising such Borrowing which (1) may be a Base Rate Loan or a SOFR Loan if such Loan is a USD Loan and (2) shall be a Non-Base Rate Loan if the requested currency for such Borrowing is an Offshore Currency;

51 \\4157-1107-4114 v16 (C) requested aggregate principal amount of such Borrowing; (D) requested currency in which such Borrowing is to be made; (E) in the case of a Borrowing consisting of Non-Base Rate Loans, the requested Interest Period for each such Borrowing, including the expiration date thereof; (F) in the case of a Borrowing of Revolving Loans, whether such Borrowing shall be Multicurrency Revolving Tranche Loan Borrowing or USD Revolving Tranche Loan Borrowing; and (G) Borrower's Account of such Borrower for such Borrowing (which shall be with an institution located in the same country as the Administrative Agent's Account for the requested currency of such Borrowing). (b) Making of Loans by Lenders. In the case of a proposed Borrowing comprised of Non-Base Rate Loans, the Administrative Agent shall promptly (and in any case no later than 11:00 a.m. (New York, New York time) on the second Business Day before any Non-Base Rate Loan or 1:00 p.m. (New York, New York time) on the day of any Base Rate Loan) notify each Lender of the applicable interest rate under Section 2.5(a). Each Lender shall, before 11:00 a.m. (Relevant Currency Time) on the date of any Borrowing consisting of Non-Base Rate Loans, or 3:00 p.m. (New York, New York time) on the date of any Borrowing consisting of Base Rate Loans, make available for the account of its lending office to the Administrative Agent at the Administrative Agent's Account for Borrowings in the applicable currency, in same-day funds, such Lender's Pro Rata Share of such Borrowing in accordance with the respective Commitment of such Lender. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article 3, the Administrative Agent will make such funds available to the Borrowers by delivering such funds to the relevant Borrower's Account in the applicable currency; provided that, in the case of any Borrowing, the Administrative Agent shall first make a portion of such funds, equal to the aggregate principal amount of any Letter of Credit Advances to the Borrowers made by the Issuing Banks and outstanding on the date of such Borrowing, available for repayment of such Letter of Credit Advances. Receipt of such funds in the Borrower's Account shall be deemed to have occurred when the Administrative Agent notifies AGCO, by telephone or otherwise, of the Federal Reserve Bank reference number, CHIPS identification number or similar number with respect to the delivery of such funds. (c) Appointment of AGCO as Agent, Etc. Each Notice of Borrowing shall be irrevocable and binding on the Borrowers. Each Borrower (other than AGCO) (i) irrevocably and unconditionally designates, as its agent for purposes of delivering any Notice of Borrowing or Notice of Issuance on behalf of the Borrowers, AGCO and any officer or employee of AGCO, and (ii) acknowledges that (A) any such Notice of Borrowing or Notice of Issuance at any time delivered by AGCO or any such officer or employee shall be binding on each Borrower and (B) neither the Administrative Agent nor any Lender shall have any duty to determine whether the delivery of any such Notice

52 \\4157-1107-4114 v16 of Borrowing or Notice of Issuance by AGCO or any such officer or director was duly authorized by each Borrower in any specific instance. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Non-Base Rate Loans, AGCO shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing the applicable conditions set forth in Article 3, including without limitation any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Revolving Loan to be made by such Lender as part of such Borrowing when such Revolving Loan, as a result of such failure, is not made on such date. (d) Swing Line Loans. (i) As it is understood that the purpose for the Swing Line Loan is to fund AGCO's operating account, the Swing Line Loans and repayments to the Swing Line Bank may be made on a sweep basis, requiring no formal notification from AGCO. The Swing Line Bank may at its discretion, upon three (3) Business Days' written notice to AGCO, choose to require written notification of Swing Line Loans from AGCO, but is not required to do so. At any time the Swing Line Bank makes a Swing Line Loan, each Multicurrency Revolving Tranche Loan Lender (other than the Swing Line Bank) shall be deemed, without further action by any Person, to have purchased from the Swing Line Bank an unfunded participation in any such Swing Line Loan in an amount equal to such Multicurrency Revolving Tranche Loan Lender's Pro Rata Share (calculated in accordance with Section 2.11(e)(iv) if any Lender is a Defaulting Lender) of such Swing Line Loan and shall be obligated to fund such participation as a Multicurrency Revolving Tranche Loan at such time and in the manner provided below. Each such Multicurrency Revolving Tranche Loan Lender's obligation to participate in, purchase and fund such participating interests shall be absolute, irrevocable and unconditional and shall not be affected by any circumstance, including, without limitation, (1) any set-off, counterclaim, recoupment, defense or other right which such Lender or any other Person may have against the Swing Line Bank or any other Person for any reason whatsoever; (2) the occurrence or continuance of a Default or an Event of Default or the termination of the Multicurrency Revolving Tranche Loan Commitments; (3) any adverse change in the condition (financial or otherwise) of AGCO or any other Person; (4) any breach of this Agreement by any Borrower or any other Lender; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. Each Borrower hereby consents to each such sale and assignment. Each Multicurrency Revolving Tranche Loan Lender agrees to fund its Pro Rata Share (calculated in accordance with Section 2.11(e)(iv) if any Lender is a Defaulting Lender) of an outstanding Swing Line Loan on (x) the Business Day on which demand therefor is made by the Swing Line Bank, provided that such demand is made not later than 11:00 a.m. (New York City time) on such Business Day, or (y) the first Business Day next succeeding such demand if such demand is made after such time. Upon any such assignment by the Swing Line Bank to any other Multicurrency Revolving Tranche Loan Lender of a participation in a Swing Line Loan, the Swing Line Bank represents and warrants to such other Multicurrency Revolving Tranche Loan Lender that it is the legal and beneficial owner of such interest being assigned by it, but makes no other

53 \\4157-1107-4114 v16 representation or warranty and assumes no responsibility with respect to such Swing Line Loan, the Loan Documents or the Borrowers. If and to the extent that any Multicurrency Revolving Tranche Loan Lender shall not have so made the amount of such participation in such Swing Line Loan available to the Administrative Agent, such Multicurrency Revolving Tranche Loan Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of request by the Swing Line Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Effective Rate. If such Multicurrency Revolving Tranche Loan Lender shall pay to the Administrative Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a US$ Multicurrency Revolving Tranche Loan made by such Multicurrency Revolving Tranche Loan Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Loan made by the Swing Line Bank shall be reduced by such amount on such Business Day. (ii) Unless the Swing Line Bank is the Administrative Agent, the Swing Line Bank shall provide to the Administrative Agent, on Friday of each week and on each date the Administrative Agent notifies the Swing Line Bank that any Borrower has made a borrowing request or the Administrative Agent otherwise requests the same, an accounting for the outstanding Swing Line Loans in form reasonably satisfactory to the Administrative Agent. At any time that the aggregate Unused Multicurrency Revolving Tranche Loan Commitments are less than US$25,000,000, the Swing Line Sublimit shall be reduced temporarily to such lesser amount; and (iii) Unless a Default or an Event of Default then exists, the Swing Line Bank shall give AGCO and the Administrative Agent at least seven (7) days' prior written notice before exercising its discretion herein not to make Swing Line Loans. AGCO must give ten (10) days' prior written notice to the Administrative Agent and the then existing Swing Line Bank of any change in designation of the Swing Line Bank. The replaced Swing Line Bank shall continue to be a "Swing Line Bank" for purposes of repayment of any Swing Line Loans made prior to such replacement and outstanding after such replacement. (e) Presumption by Administrative Agent. Unless Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to Administrative Agent such Lender's share of such Borrowing, Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (b) of this Section and may, in reliance upon such assumption but without any obligation to do so, make available to Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to Administrative Agent, then the applicable Lender on the one hand and the applicable Borrowers on the other severally agree to pay to Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to any Borrower to but excluding the date of payment to Administrative Agent, at (i) in the case of a payment to be made by such Lender, for the first three Business Days the greater of the Federal Funds Effective Rate and a rate determined by

54 \\4157-1107-4114 v16 Administrative Agent in accordance with banking industry rules on interbank compensation and thereafter at the Base Rate (for such applicable currency) and (ii) in the case of a payment to be made by a Borrower, the interest rate applicable to Base Rate Loans (for such applicable currency). If Borrowers and such Lender shall pay such interest to Administrative Agent for the same or an overlapping period, Administrative Agent shall promptly remit to the applicable Borrowers the amount of such interest paid by such Borrowers for such period. If such Lender pays its share of the applicable Borrowing to Administrative Agent, then the amount so paid shall constitute such Lender's Loan included in such Borrowing. Any payment by Borrowers shall be without prejudice to any claim such Borrowers may have against a Lender that shall have failed to make such payment to Administrative Agent. A notice of Administrative Agent to any Lender or any Borrower with respect to any amount owing under this paragraph (e) shall be conclusive, absent manifest error. (f) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 8.6 are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 8.6 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 8.6. 2.3. Reduction of the Commitments. AGCO may, upon at least three (3) Business Days' notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the Unused Revolving Loan Commitments; provided that each partial reduction: (i) shall be in an aggregate amount of US$10,000,000 or an integral multiple of US$5,000,000 in excess thereof; (ii) shall be made ratably among the Lenders in accordance with their Revolving Loan Commitments; and (iii) shall be permanent and irrevocable. 2.4. Repayments. (a) Optional Prepayments. The Borrowers may, upon at least three (3) (or two (2) in the case of a Base Rate Loan) Business Days' notice to the Administrative Agent, prepay pro rata among the Lenders of any Class the outstanding amount of any Loans of such Class (other than any Swing Line Loans or Letter of Credit Advances (resulting from a drawing under a Letter of Credit) not participated to any other Lender, in which case, such prepayments shall not be made on a pro rata basis or require prior notice) in whole or in part with accrued interest to the date of such prepayment on the amount prepaid; provided, however, that in the event that any Lender receives payment of the principal of any Non-Base Rate Loan other than on the last day of the Interest Period relating to such Non-Base Rate Loan (whether due to prepayments made by any Borrower, or due to acceleration of the Loans, or due to any other reason (except as set forth in Section 2.11(f))), the applicable Borrowers shall pay to such Lender on demand any amounts owing pursuant to Section 10.2. Any prepayment of the Incremental Term Loans pursuant to this Section 2.4(a) shall be in a minimum amount of US$10,000,000,

55 \\4157-1107-4114 v16 and in an integral multiple of US$5,000,000 in excess thereof. Any repayments of an Incremental Term Loan may not be reborrowed. (b) Mandatory Prepayments. (i) On any date on which the Multicurrency Revolving Tranche Loan Commitments or the USD Revolving Tranche Loan Commitments shall be reduced pursuant to Section 2.3, if the Multicurrency Revolving Tranche Loan Outstandings or the USD Revolving Tranche Loan Exposure on such date shall exceed the Total Multicurrency Revolving Tranche Loan Commitment or Total USD Revolving Tranche Loan Commitment, as the case may be, after giving effect to such reduction, the Borrowers shall prepay the (x) Multicurrency Revolving Tranche Loans or the Letter of Credit Advances or (y) USD Revolving Tranche Loans, as applicable, in the aggregate principal amount equal to such excess, and shall pay on demand to the Multicurrency Revolving Tranche Loan Lenders or USD Revolving Tranche Loan Lenders, as applicable, any amounts owing under Section 10.2 as a result of such prepayment. Each such prepayment by a Borrower shall be applied ratably to such (x) Multicurrency Revolving Tranche Loans or to such Letter of Credit Advances pursuant to draws on the same Letter of Credit or (y) USD Revolving Tranche Loans, as applicable, issued for the account of such Borrower, as AGCO shall designate at the time of such prepayment. (ii) If, on the last Business Day of any calendar quarter, the Multicurrency Revolving Tranche Loan Outstandings on such date shall exceed one hundred five percent (105%) of the amount of the Total Multicurrency Revolving Tranche Loan Commitments on such date (the "Currency Exchange Excess"), such Borrowers shall prepay the Multicurrency Revolving Tranche Loans in such amount as may be necessary to eliminate such excess (after giving effect to any payments pursuant to clause (iii) below); provided, to the extent such prepayment would require the repayment of a Non-Base Rate Loan prior to the end of the Interest Period applicable thereto, AGCO may instead deliver same-day funds to the Administrative Agent for deposit in such interest-bearing account as the Administrative Agent shall specify (the "Borrower Cash Collateral Account"), in an amount equal to the Currency Exchange Excess (net of any prepayment pursuant to this Section). The Borrower Cash Collateral Account shall be in the name and under the sole dominion and control of the Administrative Agent. The Administrative Agent shall have no obligation to invest any amounts on deposit in the Borrower Cash Collateral Account. AGCO grants to the Administrative Agent, for its benefit and the benefit of the Lenders, a lien on and security interest in the Borrower Cash Collateral Account and all amounts from time to time on deposit therein as collateral security for the performance of AGCO's obligations under this Agreement and the other Loan Documents. The Administrative Agent shall have all rights and remedies available to it under Applicable Law with respect to the Borrower Cash Collateral Account and all amounts on deposit therein. Promptly after any date on which there shall occur a reduction in the amount of the Currency Exchange Excess, the Administrative Agent will return to AGCO, free and clear of any Lien under this Section, an amount equal to the excess of amounts then on deposit in the Borrower Cash Collateral Account (including accrued interest) over the amount of the Currency Exchange Excess as of the date of and after giving effect to such reduction.

56 \\4157-1107-4114 v16 (iii) If, on the last Business Day of any calendar quarter, the L/C Obligations on such date shall exceed the Letter of Credit Subfacility on such date, AGCO shall deliver to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such L/C Cash Collateral Account to equal the amount of such excess. (iv) Each Borrower shall, within one (1) Business Day of the making thereof by an Issuing Bank, repay to the Administrative Agent for the account of such Issuing Bank the outstanding principal amount of each Letter of Credit Advance made to such Borrower. (v) Each Borrower shall pay the outstanding unpaid principal balance of, and all accrued and unpaid interest on, the Revolving Loans and the Letter of Credit Advances made to it on the earlier of (x) the Maturity Date or (y) the date the Loans are accelerated in accordance with the terms and conditions of Article 7 of this Agreement. (c) Reserved. (d) Interest on Principal Amounts Prepaid. All prepayments under this Section 2.4 shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid. 2.5. Interest. (a) Ordinary Interest. Each Borrower shall pay interest on the unpaid principal amount of each Loan owing hereunder from the date of such Loan until such principal amount shall be paid in full, at the following rates per annum: (i) Base Rate Loan. During such periods as such Loan is a Base Rate Loan, at a rate per annum equal at all times to the Base Rate in effect from time to time plus the Applicable Margin in effect for Base Rate Loans of such Class, payable (x) in arrears quarterly on the last day of each calendar quarter during such periods, (y) on the date on which such Base Rate Loan shall be paid in full, and (z) on the Maturity Date. (ii) Non-Base Rate Loans. During such periods as such Loan is a Non-Base Rate Loan, a rate per annum equal at all times during each Interest Period for such Non-Base Rate Loan to the sum of (x) the applicable Non-Base Rate Benchmark for such Interest Period for such Loan, plus (y) the Applicable Margin in effect for Non- Base Rate Loans from time to time, payable in arrears on (A) the last day of such Interest Period, (B) if such Interest Period has a duration of more than three (3) months, also on each day that occurs during such Interest Period every three (3) months from the first day of such Interest Period, (C) on the date on which such Loan shall be paid in full and (D) on the Maturity Date. (b) Interest Rate Basis for Initial Loans and Loans in Offshore Currencies. Notwithstanding any provision in this Agreement to the contrary, Borrowers

57 \\4157-1107-4114 v16 may not make any Borrowing of SOFR Loans or Offshore Currency Loans on the Agreement Date unless Administrative Agent receives the applicable Notice of Borrowing not later than 11:00 a.m., New York City time, three Business Days prior to the Agreement Date, together with a funding indemnity letter from AGCO agreeing to pay losses as described in Section 10.2, in form and substance acceptable to Administrative Agent. Offshore Currency Loans may not bear interest at a rate based on the Base Rate other than as required by Section 10.1(f)(ii). (c) Default Interest. (i) Immediately upon the occurrence and during the continuation of an Event of Default under Section 7.1(a) or 7.1(e), or at the election of the Administrative Agent or the Required Lenders when any other Event of Default has occurred and is continuing, in addition to all of the rights and remedies described in this Agreement, the Borrowers shall pay interest on the outstanding principal balance of the Loans at the Default Rate from the date of such Event of Default. Interest at the Default Rate shall be payable on the earlier of demand by the Administrative Agent or Required Lenders or the Maturity Date, and shall accrue until the earlier of (i) waiver in writing by Required Lenders of the applicable Event of Default, (ii) agreement by Required Lenders to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations. Notwithstanding anything to the contrary in this Agreement, any interest, fees or other amounts not paid by the Borrowers when due hereunder shall accrue interest at the Default Rate applicable to the Base Rate Loans. 2.6. Fees. (a) Administrative Agent. The Borrowers agree to pay to the Administrative Agent for its own account a fee separately agreed between the Borrowers and the Administrative Agent and such other fees required by the Fee Letter on the dates set forth therein. (b) Unused Revolver Fee. (i) The Borrowers shall pay to the Administrative Agent for the account of the Lenders an unused commitment fee (the "Unused Revolver Fee") in U.S. Dollars computed each day, on each Lender's Adjusted Unused Revolving Loan Commitment, from the Agreement Date until the Maturity Date at a rate per annum equal to the Applicable Margin for the Unused Revolver Fee in effect from time to time, which fee shall be due and payable quarterly in arrears on the last day of each calendar quarter (commencing with the first calendar quarter ending after the Agreement Date) and, if then unpaid, on the Maturity Date. (c) Letter of Credit Fee. From and after the Agreement Date, each Borrower shall pay to the Administrative Agent, for the account of the Multicurrency Revolving Tranche Loan Lenders, a fee computed each day at a rate equal to the rate per annum equal to the Applicable Margin on such day for Non-Base Rate Loans on the Equivalent Amount of aggregate Available Amount of all Letters of Credit outstanding and issued for such Borrowers' account, which fee shall be due and payable quarterly in arrears on the last day of each calendar quarter (commencing with the first calendar

58 \\4157-1107-4114 v16 quarter ending after the Agreement Date) and, if then unpaid, on the Maturity Date. Each such Multicurrency Revolving Tranche Loan Lender's fee shall be calculated by allocating to such Multicurrency Revolving Tranche Loan Lender a portion of the total fee determined ratably according to such Multicurrency Revolving Tranche Loan Lender's Pro Rata Share of the Multicurrency Revolving Tranche Loan Commitments. (d) Issuing Bank Fee. From and after the Agreement Date, the Borrowers agree to pay to each Issuing Bank a fee calculated at a rate per annum to be agreed upon by Borrowers and such Issuing Bank on the face amount of each Letter of Credit issued by such Issuing Bank which fee shall be due and payable quarterly in arrears on the last day of each calendar quarter during which such Letter of Credit was outstanding (commencing with the first calendar quarter ending after the Agreement Date) and, if then unpaid, on the Maturity Date. Additionally, the Borrowers agree to pay to each Issuing Bank, for its own account, its customary fees for issuing, amending, paying, negotiating or renewing any Letter of Credit issued by such Issuing Bank, which fees shall be due and payable on the date of each such issuance, amendment, payment, negotiation or renewal. In the event of any inconsistency between the terms of this Agreement and the terms of any letter of credit reimbursement agreements or indemnification agreements between any Borrower and any Issuing Bank with respect to the Letters of Credit issued hereunder, the terms of this Agreement shall control. 2.7. Conversion and Designation of Interest Periods. (a) On any Business Day, upon notice given to the Administrative Agent not later than 11:00 a.m. (New York, New York time) on the third Business Day prior to the date of the proposed Conversion or Continuation and subject to the provisions of Section 10.1 and so long as no Default or Event of Default has occurred and is continuing, AGCO may Convert all or any portion of the Loans (but not Letter of Credit Advances) in U.S. Dollars of one Type comprising the same Borrowing into Loans of another Type, or Continue any Non-Base Rate Loan for an additional Interest Period; provided, if (i) less than all Non-Base Rate Loans of any Class are Converted or Continued, after such Conversion or Continuation, not less than the minimum amounts specified in Section 2.1 (which minimums shall apply equally to any Incremental Term Loan Borrowings Converted hereunder) shall Continue as Non-Base Rate Loans of such Class; (ii) less than all Loans comprising part of the same Borrowing are Converted or Continued, the portion of the Loans Converted or Continued must at least equal the minimum aggregate principal amount of a Borrowing permitted under Section 2.1 (which minimums shall apply equally to any Incremental Term Loan Borrowings Converted hereunder) and all Lenders' Loans comprising the Borrowing to be Converted or Continued in part shall be Converted or Continued ratably in accordance with their applicable Pro Rata Shares; and (iii) each Conversion of less than all Loans comprising part of the same Borrowing shall be deemed to be an additional Borrowing for purposes of Section 2.7(d), and no such Conversion or Continuation of any Loans may result in there being outstanding more separate Borrowings of Non-Base Rate Loans than permitted under Section 2.7(d). Each such notice of Conversion or Continuation shall, within the restrictions specified above, specify (i) the date of such Conversion, or the last date of the Interest Period of the Loans to be Continued, (ii) the Loans to be Converted or

59 \\4157-1107-4114 v16 Continued, and (iii) if such Conversion is into Non-Base Rate Loans or a Continuation of Non-Base Rate Loans, the duration and the expiration date of the new Interest Period thereof. Each notice of Conversion or Continuation shall be irrevocable and binding on AGCO. If a Borrower requests a Conversion to or Continuation of a Non-Base Rate Loan but does not specify an Interest Period, then Borrowers shall be deemed to have selected an Interest Period of one month's duration. (b) On the date on which the aggregate unpaid principal amount of Non-Base Rate Loan of any Class denominated in U.S. Dollars shall be reduced, by payment or prepayment or otherwise, to less than US$5,000,000, such Loans shall automatically Convert into Base Rate Loans. (c) If a Borrower fails to deliver a timely and properly completed notice of Conversion or Continuation with respect to a Non-Base Rate Loan (as set forth in clause (a) above) prior to the end of the Interest Period applicable thereto, such Borrower shall be automatically deemed to have requested that such Non-Base Rate Loan Continue as a Non-Base Rate Loan with a one month Interest Period, subject to such Borrower's right to repay such Non-Base Rate Loan, at the end of such original Interest Period (which repayment shall be accompanied by any costs under Section 10.2), (d) No Borrower shall request a Non-Base Rate Loan if, after giving effect thereto, there would be, in aggregate, more than twenty (20) Borrowings of Non- Base Rate Loans outstanding. 2.8. Payments and Computations. (a) Each Borrower shall make each payment hereunder free and clear of any setoff or counterclaim, with such payment (other than repayment of a Swing Line Loan) being paid not later than 11:00 a.m. (Relevant Currency Time) on the day when due in the case of principal or interest on and other amounts relating to any Borrowing in the currency in which such Borrowing was denominated and in any other case in U.S. Dollars, to the Administrative Agent in same-day funds by deposit of such funds to the Administrative Agent's Account for payments in the applicable currency. The Administrative Agent will promptly thereafter (and in any event, if received from a Borrower by the time specified in the preceding two sentences, on the day of receipt) cause like funds to be distributed (i) if such payment by a Borrower is in respect of principal, interest, fees or any other Obligation then payable hereunder in a particular currency, to the applicable Lenders for the account of their respective lending offices for payments in such currency ratably in accordance with the amounts of such respective Obligations in such currency then payable to such Lenders, and (ii) if such payment by a Borrower is in respect of any Obligation then payable hereunder to one Lender, to such Lender for the account of its lending office for payments in the applicable currency. Upon its acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 9.6(d), from and after the effective date of such Assignment and Assumption, the Administrative Agent shall make all payments hereunder in respect of the interest assigned hereby to the Lender assignee hereunder, and the parties to such Assignment and Assumption shall make all appropriate

60 \\4157-1107-4114 v16 adjustments in such payments for periods prior to such effective date directly between themselves. (b) If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Loans to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each Lender ratably in accordance with such Lender's proportionate share of the principal amount of all outstanding Loans and the Available Amount of all Letters of Credit then outstanding, in repayment or prepayment of such of the outstanding Loans or other Obligations owed to such Lender, and for application to such principal installments, as the Administrative Agent shall direct. (c) All computations of interest on Base Rate Loans accruing interest at the Prime Rate, shall be made by the Administrative Agent on the basis of a year of three hundred sixty-five (365) days (or three hundred sixty-six 366 days, as the case may be) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. All other computations of interest, fees and Letter of Credit fees payable by any Borrower shall be made by the Administrative Agent on the basis of a year of three hundred sixty (360) days, and in each case shall be payable for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error. (d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided that, if such extension would cause payment of interest on or principal of a Non-Base Rate Loan to be made in the next-following calendar month, such payment shall be made on the next-preceding Business Day. (e) Unless the Administrative Agent shall have received notice from AGCO prior to the date on which any payment is due to the Lenders hereunder that the Borrowers will not make such payment in full, the Administrative Agent may assume that the Borrowers have made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent such Borrower shall not have so made such payment in full to the Administrative Agent and the Administrative Agent makes available to a Lender on such date a corresponding amount, such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Effective Rate.

61 \\4157-1107-4114 v16 2.9. Sharing of Payments, Etc. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of any Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Class of Obligations with respect to which such payment was received. (b) If any Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) distributed other than in accordance with the provisions of this Agreement (including the application of funds arising from the existence of a Defaulting Lender): (1) on account of Obligations due and payable to such Lender hereunder at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder at such time) of payments on account of the Obligations due and payable to all Lenders hereunder at such time obtained by all the Lenders at such time; or (2) on account of Obligations owing (but not due and payable) to such Lender hereunder at such time in excess of its ratable share (according to the proportion of (iii) the amount of such Obligations owing to such Lender at such time to (iv) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders hereunder at such time obtained by all the Lenders at such time; such Lender shall forthwith purchase from the other Lenders such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such other Lender's ratable share (according to the proportion of (x) the purchase price paid to such Lender to (y) the aggregate purchase price paid to all Lenders) of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (A) the amount of such other Lender's required repayment to (B) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. (c) Notwithstanding anything to the contrary contained herein, the provisions of clauses (a) and (b) above of this Section 2.9 shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

62 \\4157-1107-4114 v16 2.10. Letters of Credit. (a) The Letter of Credit Subfacility. Each Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue letters of credit (the "Letters of Credit") for the account of any Borrower or its Subsidiary from time to time on any Business Day during the period from the Agreement Date until sixty (60) days before the Maturity Date (i) in an aggregate Available Amount for such Letters of Credit not to exceed at any time the amount of the Letter of Credit Subfacility, minus the aggregate principal amount of all Letter of Credit Advances to any Borrower then outstanding and (ii) in an Available Amount for each Letter of Credit issued for the account of a Borrower or a Subsidiary of a Borrower not to exceed the aggregate Multicurrency Revolving Tranche Loan Commitment Loans on such Business Day. No Letter of Credit shall have an expiration date (including all rights of a Borrower or the beneficiary to require renewal) later than the earlier of five (5) days before the Maturity Date and one (1) year after the date of issuance thereof; provided, however, that any Letter of Credit that expires one (1) year after the date of its issuance may provide for the automatic renewal of such Letter of Credit for additional one (1)-year periods so long as such Letter of Credit, as renewed, shall have an expiration date not later than five (5) days before the Maturity Date. Notwithstanding the foregoing, a Letter of Credit may have an expiration date later than five (5) days prior to the Maturity Date if the requesting Borrower provides, at the time of the issuance of such Letter of Credit, Cash Collateral to the Administrative Agent for the benefit of the Multicurrency Revolving Tranche Loan Lenders in an amount equal to one hundred five percent (105%) of the face amount of such Letter of Credit (it being acknowledged that the obligations of the Multicurrency Revolving Tranche Loan Lenders to purchase participations in any such Letter of Credit shall terminate on the Maturity Date to the extent of the Cash Collateral for such Letters of Credit maintained by the Administrative Agent on such date). Each Letter of Credit issued by an Issuing Bank shall require that all draws thereon must be presented to such Issuing Bank by the expiration date therefor, regardless of whether presented prior to such date to any correspondent bank or other institution. Within the limits of the Letter of Credit Subfacility, and subject to the limits referred to above, the Borrowers may request the issuance of Letters of Credit under this Section 2.10(a), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.10(c) and request the issuance of additional Letters of Credit under Section 2.10(b). (b) Request for Issuance, Notices by Issuing Banks. (i) Each Letter of Credit issued by an Issuing Bank shall be issued upon notice, given not later than 11:00 a.m. (New York City time) on the third Business Day prior to the date of the proposed issuance of such Letter of Credit, by a Borrower to such Issuing Bank, which Issuing Bank shall give to the Administrative Agent and each Lender prompt written notice thereof. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be by electronic mail, telecopier or telephone, confirmed immediately in writing, specifying therein (1) the requested date of such issuance (which shall be a Business Day); (2) the requested Available Amount of such Letter of Credit; (3) the requested expiration date of such Letter of Credit; (4) the requested currency in which such Letter of Credit shall be denominated, which shall be

63 \\4157-1107-4114 v16 U.S. Dollars or an Offshore Currency; provided that no Borrower shall make a request for a Letter of Credit in any Agreed Alternative Currency unless it shall have previously obtained the consent of each Revolving Loan Lender to the issuance of such Letter of Credit in such currency; (5) the requested name and address of the beneficiary of such Letter of Credit; and (6) the requested form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit (a "Letter of Credit Agreement") as such Issuing Bank may specify to such Borrower for use in connection with such requested Letter of Credit. No letter of credit issued by a Lender that is not also the Administrative Agent shall constitute a Letter of Credit issued pursuant to this Agreement unless (and until) such Lender provides written notice of such Letter of Credit to the Administrative Agent which notice shall include the information described in clauses (1) through (5) of the immediately preceding sentence. If (x) the requested form of such Letter of Credit is acceptable to such Issuing Bank in its sole discretion, and (y) it has not received notice of objection to such issuance from the Required Lenders, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article 3, make such Letter of Credit available to the requesting Borrower at its office referred to in Section 9.2 or as otherwise agreed with such Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern. A Letter of Credit shall be deemed to have been issued for the account of each Borrower delivering the Notice of Issuance therefor. No Issuing Bank shall be obligated to issue Letters of Credit to any beneficiary subject to Sanctions. (ii) In connection with any Letter of Credit issued hereunder that contains a statement to the effect that such Letter of Credit is issued for the account of any Person that is a Subsidiary of a Borrower (that is not also a Borrower), such Borrower shall, notwithstanding such statement, be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the applicable Borrower's reimbursement obligations hereunder with respect to such Letter of Credit. Notwithstanding anything to the contrary set forth in this Agreement, no Issuing Bank shall be required to issue a Letter of Credit for the account of any Subsidiary of a Borrower (that is not also a Borrower) unless such Issuing Bank receives such documentation and other information regarding such Subsidiary required by bank regulatory authorities under applicable "know-your-customer" and anti-money laundering rules and regulations, including the USA Patriot Act, as may be requested by such Issuing Bank. (iii) Each Issuing Bank (other than such Person that is also the Administrative Agent) shall furnish to the Administrative Agent such information or written reports regarding the outstanding Letters of Credit issued by such Issuing Bank, the respective Available Amounts with respect thereto, the currencies in which such Letters of Credit were denominated, for whose account such Letters of Credit were issued and any drawings that have been made under such Letters of Credit as the Administrative Agent may reasonably request from time to time. (iv) For all purposes hereunder, including the calculation of Revolving Loan Outstandings, L/C Outstandings and Fronting Exposure, the

64 \\4157-1107-4114 v16 Administrative Agent shall be entitled to treat each Letter of Credit issued by an Issuing Bank (other than an Issuing Bank that is also the Administrative Agent) as outstanding from the later of the date of issuance, or the date Administrative Agent received notice thereof pursuant to the notice delivered by such Issuing Bank pursuant to Section 2.10(b)(i), unless and until the Administrative Agent shall have received written notice from such Issuing Bank of the termination, expiration, reduction, amendment, modification or replacement of such Letter of Credit; provided that any notice by an Issuing Bank of the issuance, termination, expiration, reduction, amendment, modification or replacement of a Letter of Credit pursuant to Section 2.10(b)(i) or this Section 2.10(b)(iv) received by the Administrative Agent on a day that is not a Business Day, or after 11:00 a.m. (New York City time) on a Business Day, shall be deemed to have been given at the opening of business on the next Business Day. (c) Drawing and Reimbursement. (i) The payment by an Issuing Bank of a draft drawn under any Letter of Credit for the account of a Borrower or its Subsidiary shall constitute for all purposes of this Agreement the making by an Issuing Bank of a Letter of Credit Advance to such Borrower, which shall accrue interest at the Base Rate plus the Applicable Margin in effect for Base Rate Loans, in the amount and currency of such draft, and be immediately due and payable in full by such Borrower not later than 2:00 p.m., New York City time, on (1) the Business Day that AGCO receives notice of such payment by the Issuing Bank, if such notice is received prior to 12:00 noon, New York City time, on such Business Day, or (2) the Business Day immediately following the day that AGCO receives such notice, if such notice is not received prior to such time; provided that AGCO may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.2 that such payment be financed with a Revolving Loan that is a Base Rate Loan or Swing Line Loan in an equivalent amount and currency and, to the extent so financed, such Borrower's obligation to repay the Letter of Credit Advance shall be discharged and replaced by the resulting Revolving Loan that is a Base Rate Loan or Swing Line Loan. (ii) Upon the issuance of each Letter of Credit by an Issuing Bank, each Multicurrency Revolving Tranche Loan Lender shall be deemed to have purchased from such Issuing Bank a participation therein equal to its Pro Rata Share (calculated in accordance with Section 2.11(e)(iv) if any Multicurrency Revolving Tranche Loan Lender is a Defaulting Lender) of the Available Amount of such Letter of Credit and, upon written demand by such Issuing Bank following a draw on such a Letter of Credit, with a copy of such demand to the Administrative Agent, each Multicurrency Revolving Tranche Loan Lender shall purchase from such Issuing Bank, directly and not as a participation, and such Issuing Bank shall sell and assign to each such other Multicurrency Revolving Tranche Loan Lender, such other Multicurrency Revolving Tranche Loan Lender's Pro Rata Share (calculated in accordance with Section 2.11(e)(iv) if any Multicurrency Revolving Tranche Loan Lender is a Defaulting Lender) of such Letter of Credit Advance resulting from such draw as of the date of such purchase to the extent not previously repaid by the applicable Borrower, by making available for the account of its lending office to the Administrative Agent for the account of such Issuing

65 \\4157-1107-4114 v16 Bank, by deposit to the Administrative Agent's Account, in same-day funds in the currency in which such Letter of Credit was denominated, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Multicurrency Revolving Tranche Loan Lender. (iii) Each Borrower agrees to each participation, sale and assignment pursuant to this subsection (c). (iv) Each Multicurrency Revolving Tranche Loan Lender agrees to purchase its Pro Rata Share (calculated in accordance with Section 2.11(e)(iv) if any Multicurrency Revolving Tranche Loan Lender is a Defaulting Lender) of an outstanding Letter of Credit Advance made by an Issuing Bank on (1) the Business Day on which demand therefor is made by such Issuing Bank, provided notice of such demand is given not later than 11:00 a.m. (New York, New York time) on such Business Day, or (2) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by an Issuing Bank to any Multicurrency Revolving Tranche Loan Lender of a portion of a Letter of Credit Advance made by such Issuing Bank, such Issuing Bank shall be deemed to have represented and warranted to such Multicurrency Revolving Tranche Loan Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Multicurrency Revolving Tranche Loan Lender shall not have so made the purchase price for its Pro Rata Share (calculated in accordance with Section 2.11(e)(iv) if any Multicurrency Revolving Tranche Loan Lender is a Defaulting Lender) of a Letter of Credit Advance available to the Administrative Agent, such Multicurrency Revolving Tranche Loan Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Effective Rate. If such Multicurrency Revolving Tranche Loan Lender shall pay to the Administrative Agent such amount for the account of such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Multicurrency Revolving Tranche Loan Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day. (d) Obligations Absolute. The Obligations of the Borrowers under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit issued by an Issuing Bank shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including without limitation the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit Agreement, any Letter of Credit or any other agreement or

66 \\4157-1107-4114 v16 instrument relating thereto (this Agreement and all of the other foregoing being, collectively, the "L/C Related Documents"); (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents; (iii) the existence of any claim, set-off, defense or other right that any Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), such Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction; (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (v) payment by such Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; provided that this clause (v) shall not be deemed to be a waiver of any claim that any Borrower might have against such Issuing Bank as a result of any such payment that arises from the gross negligence or willful misconduct of such Issuing Bank; (vi) any release or amendment or waiver of or consent to departure from any Guaranty Agreement; or (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including without limitation any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or a Guarantor. 2.11. Defaulting Lenders. (a) Cash Collateralization. At any time that there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent or any Issuing Bank (with a copy to the Administrative Agent), AGCO shall Cash Collateralize the Issuing Banks' Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.11(e)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (b) Grant of Security Interest. AGCO, and to the extent any Cash Collateral is provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Banks, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders' obligation to fund participations in respect of L/C Obligations, to be applied

67 \\4157-1107-4114 v16 pursuant to clause (c) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Banks as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, AGCO will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.11 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender's obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Bank's Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 2.11 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and each Issuing Bank that there exists excess Cash Collateral; provided that, subject to this Section 2.11 the Person providing Cash Collateral and each Issuing Bank may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. (e) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender (or a Defaulting Lender, as applicable), to the extent permitted by Applicable Law: (i) Waivers and Amendments. If such Defaulting Lender is a Defaulting Lender, such Defaulting Lender's right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 7 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.5 shall be applied at such time or times as may be determined by the Administrative Agent as follows: FIRST, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; SECOND, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or the Swing Line Bank hereunder; THIRD, to Cash Collateralize on a pro rata basis the Issuing Banks' Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.11(a); FOURTH, as AGCO may request (so long as no

68 \\4157-1107-4114 v16 Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; FIFTH, if so determined by the Administrative Agent and AGCO, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender's potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize on a pro rata basis the Issuing Banks' future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section 2.11; SIXTH, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swing Line Bank as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or the Swing Line Bank against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; SEVENTH, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and EIGHTH, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans (including any Letter of Credit Advances) in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 3.2 were satisfied or waived, such payment shall be applied solely to pay the Loans (including Letter of Credit Advances) of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans (including any Letter of Credit Advances) of such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Revolving Loan Commitments without giving effect to Section 2.11(e)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.11(e)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any Unused Revolver Fee for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) No Defaulting Lender shall be entitled to receive the fees for Letters of Credit provided under Section 2.6(c) for any period during which that Lender is a Defaulting Lender except to the extent allocable to its Pro Rata Share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to this Section 2.11.

69 \\4157-1107-4114 v16 (C) With respect to any Letter of Credit fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the applicable Borrowers shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender's participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing Bank and the Swing Line Bank, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank's or the Swing Line Bank's Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender's participation in L/C Obligations and Swing Line Loans shall be reallocated among the Multicurrency Revolving Tranche Loan Lenders that are Non-Defaulting Lenders in accordance with their respective Pro Rata Share (calculated without regard to such Defaulting Lender's Revolving Loan Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Loan Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender's Revolving Loan Commitment. Subject to Section 11.6, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender's increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to them hereunder or under law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Bank's Fronting Exposure and (y) second, Cash Collateralize the Issuing Banks' Fronting Exposure in accordance with the procedures set forth in this Section 2.11. (f) Defaulting Lender Cure. If AGCO, the Administrative Agent, the Swing Line Bank and each Issuing Bank agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Revolving Loan Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held pro rata by the Lenders in accordance with the Revolving Loan Commitments (without giving effect to Section 2.11(e)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that (x) no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender, (y) such Lender that ceases to be a Defaulting Lender shall reimburse the other Revolving Loan Lenders for any costs of the type described in Section 10.2 that may be incurred by such Revolving Loan Lenders as a result of the purchase of Revolving Loans

70 \\4157-1107-4114 v16 required hereunder, and (z) except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender's having been a Defaulting Lender. (g) New Swing Line Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swing Line Bank shall not be required to fund any Swing Line Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Line Loan and (ii) no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. 2.12. Borrower Liability. AGCO and each Domestic Subsidiary Borrower shall be jointly and severally liable for all Loans and other liabilities hereunder or under any other Loan Document by or of itself or any Borrowing Subsidiary. No Foreign Subsidiary Borrower shall have any liability for any Borrowing or other liabilities hereunder or under any other Loan Documents by or of AGCO or any other Borrowing Subsidiary (except as may otherwise be provided in any Guaranty Agreement of such Foreign Subsidiary Borrower). 2.13. Designated Borrowers. (a) After the Agreement Date, AGCO may at any time, upon not less than sixty (60) days' notice from AGCO to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), request that any one or more Wholly Owned Subsidiaries of AGCO (an "Applicant Borrower") be designated as a Designated Borrower to receive Revolving Loans or to have Letters of Credit issued hereunder by delivering to the Administrative Agent (which shall deliver counterparts thereof to each Lender) a duly executed notice and agreement in a form acceptable to the Administrative Agent (which shall deliver counterparts thereof to each Lender) a duly executed notice and agreement in substantially the form of Exhibit C (a "Designated Borrower Request and Assumption Agreement"); provided, however, AGCO shall not have any right to request that an Applicant Borrower become a Designated Borrower hereunder if (i) such Applicant Borrower is not a Wholly Owned Subsidiary of AGCO, (ii) such Applicant Borrower is not a Domestic Subsidiary of AGCO, or (iii) any Default or Event of Default then exists or would be caused hereby. The parties hereby acknowledge and agree that prior to any Applicant Borrower becoming a Designated Borrower entitled to utilize the credit facilities provided for herein, (1) the Administrative Agent and the Revolving Loan Lenders shall have received all information, documents, and certificates required by the Administrative Agent and the Lenders under "know-your-customer" and anti-money laundering rules and regulations, including the USA Patriot Act (including a Beneficial Ownership Certification), and (2) the Administrative Agent and the Lenders shall have received a Guaranty Agreement, supporting resolutions, incumbency certificates, certified (if available) governing documents and good standing certificates, opinions of counsel and any other document or information reasonably requested by the Administrative Agent, each in form and substance satisfactory to the Administrative Agent and the Required Lenders

71 \\4157-1107-4114 v16 (collectively, the "Supporting Documents"). If the Administrative Agent agrees that an Applicant Borrower shall have satisfied all of the requirements of this Section 2.13 and, therefore, be entitled to become a Designated Borrower hereunder, then promptly following receipt of (x) all Supporting Documents, (y) a certificate of an Authorized Financial Officer of AGCO certifying that no Default or Event of Default then exists or would result from the joinder of such Applicant Borrower as a Borrower hereunder and (z) a reaffirmation by each Borrower and each Guarantor of its Guaranty Agreement (if applicable), in form and substance satisfactory to the Administrative Agent, the Administrative Agent shall send a notice in substantially the form of Exhibit D (a "Designated Borrower Notice") to AGCO and the Revolving Loan Lenders specifying the effective date upon which the Applicant Borrower shall constitute a Designated Borrower for purposes thereof, whereupon each of the Revolving Loan Lenders agrees to permit such Designated Borrower to receive Revolving Loans or to have Letters of Credit issued hereunder, on the terms and conditions set forth herein, and each of the parties agrees that such Designated Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided, that no Notice of Borrowing or Notice of Issuance maybe submitted by or on behalf of such Designated Borrower until three (3) Business Days after such effective date. (b) The Obligations of the Domestic Borrowers shall be joint and several in nature as more specifically described in Section 2.12. The Obligations of each Foreign Subsidiary Borrower shall be several in nature and not joint except as set forth in any Guaranty Agreement executed by such Foreign Subsidiary Borrower. No Foreign Subsidiary Guarantor shall be required to guarantee the Obligations of AGCO or any Domestic Subsidiary Borrower. (c) Each Foreign Subsidiary Borrower and each Domestic Subsidiary Borrower of AGCO that is or becomes a "Designated Borrower" pursuant to this Section 2.13 hereby irrevocably appoints AGCO as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (i) the giving and receipt of notices, (ii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto, and (iii) in the case of the Domestic Subsidiary Borrowers only, the receipt of the proceeds of any Loans made by the Lenders, to any such Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Borrowers, or by each Borrower acting singly, shall be valid and effective if given or taken only by AGCO, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to AGCO in accordance with the terms of this Agreement shall be deemed to have been delivered to each Borrower. (d) Notwithstanding anything to the contrary herein, (i) no Persons may become a Borrower except in accordance with this Section 2.13, (ii) each of the Initial Borrowers consents to the addition of Designated Borrowers as "Borrowers" hereunder from time to time in accordance with this Section 2.13, and (iii) only Wholly Owned Subsidiaries of AGCO may become Designated Borrowers.

72 \\4157-1107-4114 v16 2.14. Incremental Facilities. (a) Following the Agreement Date, AGCO may from time to time through the Maturity Date, propose that (a) term loans (or commitments therefor) in U.S. Dollars or the Equivalent Amount in the requested Offshore Currency be made to it or any of the other Borrowers in accordance with this Section (each, an "Incremental Term Loan") or (b) the aggregate amount of Revolving Loan Commitments be increased (each an "Incremental Revolving Commitment") by delivering a Notice of Incremental Facility to the Administrative Agent substantially in the form of Exhibit E hereto (a "Notice of Incremental Facility"), specifying (subject to the restrictions set forth in clause (b) below) therein the (i) amount of the Tranche of Incremental Term Loans (or commitments therefor) or Incremental Revolving Commitments requested (which Tranche shall, unless otherwise approved by the Lenders making such Incremental Term Loans (or commitments therefor) or providing such Incremental Revolving Commitments, be in a minimum principal amount of $100,000,000 and integral multiples of $50,000,000 in excess thereof (or in each case the Equivalent Amount in the requested Offshore Currency)), (ii) requested closing date of such proposed Incremental Term Loans (or commitments therefor) or Incremental Revolving Commitments (which shall be at least 15 Business Days from the date of delivery of the Notice of Incremental Facility), (iii) the interest rate to be applicable to all Incremental Term Loans in such Tranche, and (iv) the amount of any upfront or closing fees to be paid by the Borrowers to the Lenders funding such Tranche of Incremental Term Loans (or commitments therefor) or providing such Incremental Revolving Commitments. Each Notice of Incremental Facility delivered by AGCO shall be binding upon all Loan Parties. At the time of delivery of the Notice of Incremental Facility, AGCO shall also deliver to the Administrative Agent a certificate of a Responsible Employee of AGCO certifying (A) that AGCO and its Subsidiaries are in compliance with the financial covenants set forth in Section 6.10 hereof before and after giving effect to such Incremental Term Loan Borrowing (or commitments therefor) or such Incremental Revolving Commitments (in each case, as if fully drawn) on a pro forma basis as of the end of the most recent Fiscal Quarter for which financial statements have been delivered to the Lenders, and (B) that no Default or Event of Default then exists or would be caused thereby. (b) Repayments of the principal of any Incremental Term Loans may not be reborrowed. Each Tranche of Incremental Term Loans shall bear interest at the Base Rate or the Non-Base Rate Benchmark applicable thereto plus such Applicable Margin as is set forth in the Notice of Incremental Facility related to such Incremental Term Loans, provided, however, the final maturity date of any Tranche of Incremental Term Loans shall be not earlier than the Maturity Date, and no Tranche of Incremental Term Loans shall have any scheduled amortization or other required principal payments that is greater than ten (10%) of the original principal amount thereof in any fiscal year. All Incremental Term Loans shall for all purposes be Obligations hereunder and under the Loan Documents. Any Incremental Revolving Commitments shall be made on the same terms and provisions (other than upfront fees) as apply to the existing Revolving Loan Commitments, including with respect to maturity date, interest rate and prepayment provisions, and such Incremental Revolving Commitments shall not constitute a credit

73 \\4157-1107-4114 v16 facility separate and apart from the Revolving Loan Commitments set forth in Section 2.1. (c) Administrative Agent shall deliver a copy of each Notice of Incremental Facility to such Lenders or other Persons that qualify as an Eligible Assignee as may be determined by Administrative Agent in its reasonable discretion with the approval of AGCO or as may be specified by AGCO. No Lender shall have any obligation to fund any Incremental Term Loan or to make available any Incremental Revolving Commitment, and any decision by a Lender to fund any Incremental Term Loan or to make available any Incremental Revolving Commitment shall be made in its sole discretion independently from any other Lender. (d) If Administrative Agent receives commitments from Lenders and/or from any other Person that (i) qualifies as an Eligible Assignee and is acceptable to AGCO and Administrative Agent in its reasonable discretion, and (ii) has agreed to become a Lender in respect of all or a portion of an Incremental Term Loan or an Incremental Revolving Commitment (an "Additional Lender"), in excess of the requested Incremental Term Loan or requested Incremental Revolving Commitment, Administrative Agent shall have the right, in its discretion but with the consent of AGCO, to reduce and reallocate (within the minimum and maximum amounts specified by each such Lender or Additional Lender in its notice to Administrative Agent) the shares of the Incremental Term Loan or Incremental Revolving Commitment of the Lenders or Additional Lenders willing to fund such Incremental Term Loan or Incremental Revolving Commitment so that the total committed Incremental Term Loan or Incremental Revolving Commitment equals the requested Incremental Term Loan or Incremental Revolving Commitment, as the case may be. If Administrative Agent does not receive commitments from Lenders (or Additional Lenders) in an amount sufficient to fund the requested Incremental Term Loan or Incremental Revolving Commitment, Administrative Agent shall so notify AGCO and the Notice of Incremental Facility shall be deemed automatically rescinded; provided, AGCO may submit a replacement Notice of Incremental Facility setting forth different terms for the requested Incremental Term Loan Borrowing or Incremental Revolving Commitment. (e) An agreement to fund Incremental Term Loans or to provide Incremental Revolving Commitments pursuant to this Section shall become effective upon the receipt by Administrative Agent of an agreement in form and substance reasonably satisfactory to Administrative Agent and AGCO signed by each Loan Party, by each Additional Lender and by each existing Lender who has agreed to fund such Incremental Term Loans or to provide such Incremental Revolving Commitment, setting forth the new Incremental Term Loans or Incremental Revolving Commitment of such Lenders and setting forth the agreement of each Additional Lender to become a party to this Agreement as a Lender and to be bound by all the terms and provisions hereof, together with officer's certificates and ratification agreements executed by each Loan Party and such evidence of appropriate corporate authorization on the part of each Loan Party with respect to the requested Incremental Term Loans or Incremental Revolving Commitments, any amendments to this Agreement and any other Loan Documents reasonably requested by Administrative Agent in relation to the requested Incremental

74 \\4157-1107-4114 v16 Term Loans or Incremental Revolving Commitment (which amendments to the Loan Documents (other than this Agreement) Administrative Agent is hereby authorized to execute on behalf of the Lenders), and such opinions of counsel for the Loan Parties with respect to the requested Incremental Term Loans or Incremental Revolving Commitment and other assurances and documents as Administrative Agent may reasonably request. (f) If, after giving effect to any Incremental Revolving Commitment, the outstanding Revolving Loans would not be held pro rata in accordance with the new Revolving Loan Commitments, the Revolving Loan Lenders (including, without limitation, any Additional Lenders) shall, on the effective date of the applicable Incremental Revolving Commitment, make advances among themselves so that after giving effect thereto the Revolving Loans will be held by the Revolving Loan Lenders (including, without limitation, any Additional Lenders), on a pro rata basis in accordance with their respective Revolving Loan Commitments hereunder (after giving effect to the applicable Incremental Revolving Commitment). Each Revolving Loan Lender agrees to wire immediately available funds to the Administrative Agent in accordance with this Agreement as may be required by the Administrative Agent in connection with the foregoing. 2.15. Extension of Maturity Date. (a) Request for Extension. Borrowers may, by notice to Administrative Agent (who shall promptly notify the Lenders) delivered at any time not less than 60 days prior to the Maturity Date then in effect hereunder (the "Existing Maturity Date") request that each Lender extend such Lender's Maturity Date to the date (the "Extended Maturity Date") that is one year after the Existing Maturity Date then in effect; provided such extension does not cause the tenor of any Lender's Commitment or Loans to exceed five (5) years from the Extension Date upon which such extension becomes effective. Borrowers may only request two extensions pursuant to this Section 2.15. (b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date that is 15 Business Days after the date on which the Administrative Agent received AGCO's extension request (the "Lender Decision Date"), advise the Administrative Agent whether or not such Lender agrees to such extension with respect to its applicable Commitment or Loans (each Lender that determines to so extend its Maturity Date with respect to its applicable Commitment or Loans, an "Extending Lender"). Each Lender that determines to extend its Maturity Date with respect to its applicable Commitment or Loans shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Lender Decision Date), and any Lender that does not so advise the Administrative Agent on or before the Lender Decision Date or determines to not extend its Maturity Date (a "Non-Extending Lender") with respect to its applicable Commitment or Loans shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree, and it is understood and agreed that no Lender shall have any obligation

75 \\4157-1107-4114 v16 whatsoever to agree to any request made by AGCO for extension of the Maturity Date or Existing Maturity Date. (c) Notification by Administrative Agent. The Administrative Agent shall notify AGCO of each Lender's determination under this Section promptly after the Administrative Agent's receipt thereof and, in any event, no later than the date that is 5 Business Days after the Lender Decision Date (or, if such date is not a Business Day, on the next preceding Business Day). (d) Additional Commitment Lenders. AGCO shall have the right, but shall not be obligated, on or before the Existing Maturity Date in accordance with the procedures provided in Section 10.5(b) as if such Non-Extending Lender was an Affected Lender thereunder, to replace each Non-Extending Lender with, and add as "Lenders" under this Agreement in place thereof, one or more Eligible Assignees (each, an "Additional Commitment Lender"), each of which Additional Commitment Lenders shall have entered into an Assignment and Assumption (in accordance with and subject to the restrictions contained in Section 9.6, with AGCO or such Additional Commitment Lender obligated to pay any applicable processing or recordation fee) with such Non- Extending Lender, pursuant to which such Additional Commitment Lenders shall, effective on or before the Existing Maturity Date for such Non-Extending Lender, assume a Commitment and/or Loans (and, if any such Additional Commitment Lender is already a Lender, its Commitment and/or Loans shall be in addition to such Lender's Commitment and Loans hereunder on such date). (e) Minimum Extension Requirement. Subject to clause (f) of this Section, if (and only if) the total of the Commitments and Incremental Term Loans of the Lenders that have agreed to extend their Existing Maturity Date and the new or increased Commitments and assumed Incremental Term Loans of any Additional Commitment Lenders is more than 50% of the aggregate amount of the Commitments and Incremental Term Loans (other than the Commitments and Incremental Term Loans of any Defaulting Lenders) in effect immediately prior to the applicable Extension Date, then, effective as of the applicable Extension Date, the Maturity Date of each Extending Lender and of each Additional Commitment Lender shall be extended with respect to its applicable Commitment or Loans to the Extended Maturity Date (except that, if such date is not a Business Day, such Maturity Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a "Lender" for all purposes of this Agreement and shall be bound by the provisions of this Agreement as a Lender hereunder and shall have the obligations of a Lender hereunder. (f) Conditions to Effectiveness of Extensions. The extension of the Maturity Date pursuant to this Section shall not be effective with respect to any Lender unless: (i) no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto;

76 \\4157-1107-4114 v16 (ii) the representations and warranties of each Loan Party set forth in this Agreement and in the other Loan Documents to which it is a party, shall be true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) on and as of the applicable Extension Date, both before and immediately after giving effect thereto, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and (iii) the Administrative Agent shall have received a certificate from AGCO signed by an authorized officer of AGCO (A) certifying the accuracy of the foregoing clauses (i) and (ii) and (B) certifying and attaching the resolutions adopted by each Borrower approving or consenting to such extension. (g) Maturity Date for Non-Extending Lenders. On the Maturity Date of each Non-Extending Lender, (i) the Commitment of each Non-Extending Lender shall automatically terminate and (ii) Borrowers shall repay the outstanding Loans of such Non-Extending Lender (and shall pay to such Non-Extending Lender all of the other Obligations due and owing to it under this Agreement) and after giving effect thereto shall prepay any Revolving Loans outstanding on such date (and pay any additional amounts required pursuant to Section 10.2) to the extent necessary to keep outstanding Revolving Loans ratable with any revised Pro Rata Shares of the respective Lenders effective as of such date, and the Administrative Agent shall administer any necessary reallocation of the Outstandings (without regard to any minimum borrowing, pro rata borrowing and/or pro rata payment requirements contained elsewhere in this Agreement). (h) Amendment. In connection with any extension of the Maturity Date, Borrowers, Administrative Agent and each extending Lender may make such amendments to this Agreement as Administrative Agent determines to be reasonably necessary to evidence the extension. This Section shall supersede Sections 2.9 and 9.1. ARTICLE 3 CONDITIONS PRECEDENT 3.1. Conditions Precedent to Agreement Date. The effectiveness of this Agreement and the obligation of each Lender to make the Loans hereunder and the obligation of any Issuing Bank to issue the initial Letters of Credit, is subject to the satisfaction of the following conditions precedent: (a) The Administrative Agent shall have received a copy of the Deed of Transfer of Shares showing that all shares in AGCO-Distribution owned by the Borrowers and their Affiliates have been transferred to Persons not Affiliated with Borrower; (b) The Administrative Agent shall have received, on or before the Agreement Date, the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified):

77 \\4157-1107-4114 v16 (i) This Agreement, duly executed and delivered by the Borrowers, the Administrative Agent and each Lender; (ii) The Fee Letter, duly executed and delivered by the Borrowers; (iii) Each of the Guaranty Agreements duly executed by each Person specified on Schedule G, each such Guaranty Agreement to be in form and substance satisfactory to the Administrative Agent, and guaranteeing the obligations specified in such Schedule; (iv) Certified copies of the resolutions of the Board of Directors of each Borrower and Guarantor approving the execution and delivery of the Loan Document to which it is a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Loan Documents; (v) Such documents and certificates as Administrative Agent may reasonably request relating to the organization, existence and good standing (or the equivalent in the applicable jurisdiction) of each Loan Party, the authorization of the Transactions, the identity, authority and capacity of each Responsible Employee authorized to act on behalf of a Loan Party in connection with the Loan Documents and any other legal matters relating to the Loan Parties, this Agreement, the other Loan Documents or the Transactions; (vi) A Notice of Borrowing executed and delivered by AGCO to Administrative Agent pursuant to Section 2.2(a) with respect to the initial funding of the Loans to be made on the Agreement Date; (vii) A favorable opinion of (A) Troutman Sanders LLP, counsel to the Loan Parties and (B) De Brauw Blackstone Westbroek N.V. Dutch counsel to AGCO BV; and (viii) The Payoff Letter; (c) The Borrowers shall have paid all amounts due to the Administrative Agent and Lenders under the Prior Credit Agreement; (d) The Administrative Agent and the Lenders shall have received (i) all information, documents, and certificates required by the Administrative Agent and the Lenders under "know-your-customer" and anti-money laundering rules and regulations, including the USA Patriot Act and (ii) at least five days prior to the Agreement Date, a Beneficial Ownership Certification from each Borrower that qualifies as a "legal entity customer" under the Beneficial Ownership Regulation; and (e) AGCO shall have paid all fees and expenses (including the fees and expenses of counsel) of the Administrative Agent and Lenders that are due and payable on the Agreement Date, in each case which have been invoiced at least two

78 \\4157-1107-4114 v16 Business Days before the Agreement Date, and are in compliance with all terms of the Fee Letter on or before the Agreement Date. 3.2. Conditions Precedent to Each Borrowing and Issuance. The obligation of each Lender to make a Loan (including initial Loans made on the Agreement Date but excluding any Letter of Credit Advance), and the right of any Borrower to request the issuance of Letters of Credit by an Issuing Bank, shall be subject to the further conditions precedent that on the date of such Borrowing or issuance, the following statements shall be true and any Notice of Borrowing or Notice of Issuance delivered to the Administrative Agent hereunder shall certify that, as of the date of the Borrowing requested thereunder: (a) the representations and warranties contained in each Loan Document will be correct on and as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date, and request for the issuance of a Letter of Credit by an Issuing Bank delivered to such Issuing Bank hereunder, in each case other than as permitted by Section 4.2; (b) no event shall have occurred and be continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes or would constitute a Default or Event of Default; (c) if the applicable Borrower is a Designated Borrower, then the conditions of Section 2.13 to designate such Borrower as a Designated Borrower shall have been met to the satisfaction of the Administrative Agent; (d) Administrative Agent and, if applicable, such Issuing Bank or the Swing Line Bank shall have received a Notice of Borrowing or Notice of Issuance, as applicable, in accordance with the requirements of this Agreement. (e) such Borrowing or issuance of a Letter of Credit is permitted under Article 2. 3.3. Determinations Under Section 3.1. For purposes of determining compliance with the conditions specified in Sections 3.1 and 3.2, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender's ratable portion of such Borrowing.

79 \\4157-1107-4114 v16 ARTICLE 4 REPRESENTATIONS AND WARRANTIES 4.1. Representations and Warranties of the Borrowers. In order to induce the Administrative Agent, the Lenders and the Issuing Banks to enter into this Agreement and to extend credit to each Borrower, each Borrower hereby agrees, represents, and warrants as follows: (a) Organization; Power. Each Loan Party and each of its Material Subsidiaries (i) is duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing (if applicable) as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own or lease and operate its properties, to conduct its business as now being conducted and as proposed to be conducted and to enter into and carry out the terms of the Loan Documents to which it is a party. (b) Subsidiaries. Set forth on Schedule 4.1(b) is a complete and accurate list of all Subsidiaries of AGCO as of the Agreement Date, showing (as to each such Subsidiary) the jurisdiction of its incorporation or formation, the percentage of the outstanding shares of each such class owned (directly or indirectly) by AGCO and whether it is a Material Subsidiary. All of the outstanding Equity Interests in all of the Subsidiaries of AGCO owned by AGCO or any of its Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by AGCO or one or more of its Subsidiaries free and clear of all Liens, except for Permitted Liens. (c) Intentionally Omitted. (d) Authorization; No Conflict. The execution, delivery and performance by each Loan Party of this Agreement each other Loan Document and each L/C Related Document to which it is or is to be a party and the other transactions contemplated hereby, are within such Loan Party's corporate or other similar powers, have been duly authorized by all necessary corporate or other similar action, and do not (i) contravene such Loan Party's charter or bylaws; (ii) violate any Applicable Law or any order of any Governmental Authority; (iii) result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such Applicable Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which not reasonably be expected to result in a Material Adverse Effect.

80 \\4157-1107-4114 v16 (e) No Authorizations Needed. Giving effect to the execution and delivery of the Loan Documents and the making of the initial Loans hereunder, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery or performance by any Loan Party of this Agreement, any other Loan Document or any L/C Related Document to which it is or is to be a party, or for the consummation of the transactions hereunder. (f) Enforceability. This Agreement, each other Loan Document and each L/C Related Document have been (or, when delivered hereunder will have been), duly executed and delivered by each Loan Party thereto. This Agreement, each other Loan Document and each L/C Related Document have been (or, when delivered hereunder will be), the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and principles of equity. (g) Financial Statements. Each of the (i) unaudited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of AGCO and its Subsidiaries for the Fiscal Quarter ending September 30, 2022 and (ii) audited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of AGCO and its Subsidiaries for the Fiscal Year ended December 31, 2021 furnished to the Administrative Agent pursuant to Section 3.1(c) fairly present the consolidated financial condition and results of AGCO and its Subsidiaries as at such date and the consolidated results of the operations of AGCO and its Subsidiaries and AGCO and its Subsidiaries, respectively, for the period ended on such date, all in accordance with Applicable Accounting Standards applied on a consistent basis, and since December 31, 2021, there has been no event, occurrence or development that, individually or in the aggregate, has had a Material Adverse Effect. (h) Intentionally Omitted. (i) Litigation. There is no action, suit, investigation, litigation or proceeding affecting AGCO or any of its Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that purport to affect the legality, validity or enforceability of this Agreement, any other Loan Document or any L/C Related Document or the consummation of the transactions contemplated thereby or hereby, or that individually or in the aggregate would reasonably be expected to result in a Material Adverse Effect. (j) Margin Stock. Neither AGCO nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock. Neither the making of any extension of credit hereunder nor the use of the proceeds thereof will violate the provisions of Regulation U. (k) Reserved.

81 \\4157-1107-4114 v16 (l) ERISA Matters. No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of any Loan Party or any of its ERISA Affiliates that has resulted in or would reasonably be expected to result in a Material Adverse Effect. Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) that any Loan Party or any of its ERISA Affiliates is required to file for any Plan, copies of which have been filed with the IRS, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no change in such funding status that would reasonably be expected to result in a Material Adverse Effect. Neither any Loan Party nor any of its ERISA Affiliates has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan that would reasonably be expected to result in a Material Adverse Effect. Neither any Loan Party nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and to the knowledge of AGCO no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA, in either case which reorganization or termination would reasonably be expected to result in a Material Adverse Effect. With respect to each scheme or arrangement mandated by a government other than the United States providing for post- employment benefits (a "Foreign Government Scheme or Arrangement") and with respect to each employee benefit plan maintained or contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States law providing for post-employment benefits (a "Foreign Plan"): (i) all material employer and employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the Agreement Date, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations, in accordance with applicable generally accepted accounting principles, and the liability of each Loan Party and each Subsidiary of a Loan Party with respect to a Foreign Plan is reflected in accordance with normal accounting practices on the financial statements of such Loan Party or such Subsidiary, as the case may be; and (iii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities unless, in each case, the failure to do so would not be reasonably be expected to result in a Material Adverse Effect. (m) Compliance with Laws; Environmental Matters. Each of AGCO and its Subsidiaries is in compliance in all respects with the requirements of all Applicable Laws (including Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its properties (including any Environmental Action), except in such instances in which (a) such requirement of Applicable Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently

82 \\4157-1107-4114 v16 conducted or (b) the failure to comply therewith, either individually or in the aggregate, would not reasonably be expected to result in Material Adverse Effect. (n) Taxes. Each of AGCO and each of its Subsidiaries has filed, has caused to be filed or has been included in all federal and foreign income-tax returns, all federal, provincial or state income-tax returns where a tax Lien could be imposed on any assets of AGCO or any of its Subsidiaries and all other material income-tax and governmental remittance returns required to be filed and has paid all taxes and other amounts shown thereon to be due, together with applicable interest and penalties, except for any taxes being contested in good faith by appropriate proceedings promptly initiated and diligently pursued and for which reserves or other appropriate provisions required by Applicable Accounting Standards have been established. (o) Solvency. AGCO is, and will be after giving effect to the transactions contemplated hereby, individually and together with its Subsidiaries, Solvent. (p) Investment Company. Neither AGCO nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company", as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended. Neither the making of any Loans, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by any Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of the Investment Company Act of 1940, as amended, or any rule, regulation or order of the Securities and Exchange Commission thereunder. (q) Intellectual Property. AGCO and its Subsidiaries own, or possess the right to use, without conflict with the rights of any other Person, all trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses except to the extent failure to do so would reasonably be expected to result in a Material Adverse Effect. (r) Disclosures. As of the Agreement Date, AGCO has disclosed to the Lenders all material agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject. The reports, financial statements, certificates and other information furnished by or on behalf of AGCO or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), together with AGCO's annual report on Form 10-K and quarterly report on Form 10-Q, in each case most recently filed by AGCO with the SEC, taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, AGCO represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. The information included in the Beneficial Ownership Certification is true and correct in all respects.

83 \\4157-1107-4114 v16 (s) Employee Relations. The Borrowers know of no pending, threatened or contemplated strikes, work stoppage or other labor disputes involving AGCO or any of its Subsidiaries' employees except where such strike, work stoppage or other labor dispute would not reasonably be expected to result in a Material Adverse Effect. (t) Anti-Terrorism Laws; Sanctions. (i) Except as described on Schedule 4.1(t) and except as permitted by any applicable Anti-Terrorism Laws and Sanctions in connection with AGCO, AGCO BV, or any of their respective Subsidiaries or Affiliates being located, organized or resident in a jurisdiction that becomes the subject of Sanctions after the Agreement Date, none of AGCO, AGCO BV or their respective Subsidiaries is a Sanctioned Person, nor, to the best of a Borrower's knowledge, are any of its Affiliates. (ii) With respect to any Person identified in Schedule 4.1(t), based on the information available to AGCO and its Subsidiaries after due diligence believed to be reasonable by AGCO (including, but not limited to, the information described in Schedule 4.1(t)), AGCO, AGCO BV and their respective Subsidiaries, as applicable, are in compliance with Applicable Laws and/or have obtained, and are in compliance with, authorizations from the relevant Governmental Authority necessary to continue conducting business or owning Equity Interests with each such Person. (iii) Each of AGCO and AGCO BV and their employees is subject to a Global Code of Conduct (the "Code of Conduct") which is in full force and effect on the date hereof. Among the commitments in the Code of Conduct is the commitment that each of AGCO, AGCO BV and their respective Subsidiaries, and their respective employees, comply with import and export control regulations, anti-boycott requirements and trade embargoes in the sale of products and also is committed to comply with Anti-Corruption Laws and Sanctions. The Code of Conduct is applicable to AGCO, AGCO BV and each of their respective Subsidiaries, including any use of the proceeds of this Agreement. (iv) On May 24, 2022, AGCO blocked its shares in AGCO- Manufacturing and reported such blocking to the United States Department of the Treasury's Office of Foreign Assets Control. AGCO's shares in AGCO- Manufacturing remain blocked and, except as may hereafter be approved by the United States Department of the Treasury's Office of Foreign Assets Control, AGCO has engaged in no transactions in or with respect to such shares since May 24, 2022. 4.2. Survival of Representations and Warranties, Etc. All representations and warranties made under this Agreement shall be deemed to be made, at and as of the Agreement Date (unless otherwise specified) and the date of each Loan which will increase the principal amount of the Obligations outstanding, or upon the issuance of a Letter of Credit hereunder, except (a) to the extent previously fulfilled in accordance with the terms hereof, (b) to the extent subsequently inapplicable, (c) to the extent such representation or warranty is limited to a specified date, and (d) as a result of changes

84 \\4157-1107-4114 v16 permitted by the terms of this Agreement. All representations and warranties made under this Agreement shall survive, and not be waived by, the execution hereof by the Lenders, the Administrative Agent and the Issuing Banks, any investigation or inquiry by any Lender, Issuing Bank or the Administrative Agent, or the making of any Loan or the issuance of any Letter of Credit under this Agreement. ARTICLE 5 AFFIRMATIVE COVENANTS Each Borrower covenants and agrees that, so long as any Loan shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder: 5.1. Reporting Requirements. AGCO shall deliver to the Administrative Agent: (a) Quarterly Financials. As soon as available and in any event within forty-five (45) days (plus any extension period obtained by AGCO from the Securities and Exchange Commission for the filing of an equivalent periodic report under Rule 12b- 25 of the General Rules and Regulations under the Securities Exchange Act of 1934) after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year of AGCO, consolidated balance sheets of AGCO and its Subsidiaries, as of the end of such Fiscal Quarter and consolidated statements of income and cash flows of AGCO and its Subsidiaries, for the portion of the Fiscal Year then ended, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail and duly certified (except as to the omission of footnotes and subject to year-end audit adjustments) by an Authorized Financial Officer of AGCO as having been prepared in accordance with Applicable Accounting Standards. (b) Annual Financials. As soon as available and in any event within ninety (90) days (plus any extension period obtained by AGCO from the Securities and Exchange Commission for the filing of an equivalent periodic report under Rule 12b-25 of the General Rules and Regulations under the Securities Exchange Act of 1934) after the end of each Fiscal Year of AGCO, a copy of the annual audit report for such year for AGCO and its Subsidiaries, including therein consolidated balance sheets and consolidated statements of income and cash flows of AGCO and its Subsidiaries for such Fiscal Year, in each case reported on by KPMG LLC or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of AGCO and its consolidated Subsidiaries on a consolidated basis in accordance with Applicable Accounting Standards consistently applied. (c) Compliance Certificate. Concurrently with the delivery of the quarterly or annual financial statements pursuant to (a) or (b) above:

85 \\4157-1107-4114 v16 (i) a schedule in form satisfactory to the Administrative Agent of the computations used by AGCO in determining, as of the end of such Fiscal Quarter or Fiscal Year, compliance with the financial covenants contained in Section 6.10; and (ii) a certificate of an Authorized Financial Officer of AGCO stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that AGCO has taken and proposes to take with respect thereto. (d) Other Information. Such other information respecting the business, condition (financial or otherwise), operations, performance, taxes, properties or prospects of any Loan Party or any of its Subsidiaries as the Administrative Agent may reasonably request or any Lender may from time to time reasonably request through the Administrative Agent. 5.2. Notices. AGCO shall deliver to the Administrative Agent: (a) Default Notice. As soon as possible and in any event within two (2) Business Days after a Responsible Employee shall know of the occurrence of each Default, a statement of an Authorized Financial Officer of AGCO setting forth details of such Default and the action that AGCO has taken and proposes to take with respect thereto; (b) Beneficial Ownership Certification. As promptly as possible, written notice of any change in the information provided in the Beneficial Ownership Certification that would result in a change in any exemption indicated thereon; (c) Rating Change. Promptly after any Responsible Employee becomes aware of the occurrence thereof, notice of any change in the Rating by S&P or Moody's, or the placement by S&P or Moody's of AGCO on a "CreditWatch" or "WatchList" or any similar list, in each case with negative implications, or the cessation by S&P or Moody's of, or its intent to cease, issuing a Rating for AGCO; and (d) Adverse Developments. Promptly after any Responsible Employee becomes aware of the occurrence thereof, notice of any other event or condition (including the commencement of any actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign) relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of AGCO and its Subsidiaries that would reasonably be expected to result in a Material Adverse Effect. 5.3. Compliance with Laws, Etc. AGCO shall comply, and shall cause each of its Subsidiaries to comply, with all Applicable Laws (including Anti-Corruption Laws, Anti-Terrorism Laws, Sanctions and Environmental Laws), except where the failure to so comply would not reasonably be expected to result in a Material Adverse Effect. AGCO will maintain in effect its Code of Conduct (or an updated code of conduct applicable globally) at all times.

86 \\4157-1107-4114 v16 5.4. Preservation of Existence, Etc. AGCO shall, and shall cause each of its Subsidiaries to, do or cause to be done all things necessary to (a) preserve, renew and keep in full force and effect (i) its legal existence, (ii) the rights, qualifications, licenses, permits, privileges, franchises, governmental authorizations and intellectual property rights material to the conduct of its business except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect and (b) maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing clauses (a) and (b) shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.4. 5.5. Payment of Taxes and Claims. AGCO shall, and shall cause each Subsidiary to, pay and discharge all material federal, foreign, state and local taxes, assessments, and governmental charges or levies imposed upon any of them or their respective incomes or profits or upon any properties belonging to any of them prior to the date on which penalties attach thereto; except that, no such tax, assessment, charge, levy, or claim need be paid which is being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books. 5.6. Maintenance of Insurance. AGCO shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which AGCO or such Subsidiary operates, subject to customary self- insurance, deductibles and co-payment obligations. 5.7. Visitation Rights. AGCO shall permit, and shall cause its Subsidiaries to permit, representatives of the Administrative Agent and, if accompanied by the representatives of the Administrative Agent, representatives of each Issuing Bank and each Lender to (a) visit and inspect the properties of AGCO and its Subsidiaries during normal business hours, (b) inspect and make extracts from and copies of AGCO's and its Subsidiaries' books and records and (c) discuss with its respective principal officers, directors and accountants its businesses, assets, liabilities, financial positions, results of operations, and business prospects; provided, however, the Administrative Agent will use reasonable efforts to coordinate with AGCO such visit and inspections to limit any inconvenience to AGCO and its Subsidiaries and, prior to the occurrence of any Default hereunder, the Administrative Agent shall give AGCO reasonable prior notice of any such visit or inspection. 5.8. Accounting Methods. AGCO shall maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with Applicable Accounting Standards, and will keep adequate records and books of account in which complete entries will be made in accordance with such accounting principles consistently applied and reflecting all transactions required to be reflected by such accounting principles.

87 \\4157-1107-4114 v16 5.9. Maintenance of Properties, Etc. AGCO shall preserve, and shall cause each of its Subsidiaries to maintain and preserve in the ordinary course of business in good repair, working order, and condition, normal wear and tear, removal from service for routine maintenance and repair and disposal of obsolete equipment excepted, all properties used or useful in their respective businesses (whether owned or held under lease), and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, and improvements thereto, except in each case where such failure to do so would not reasonably be expected to result in a Material Adverse Effect. 5.10. Further Assurances. Upon the reasonable request of the Administrative Agent, AGCO shall promptly cure, or cause to be cured, defects in the execution and delivery of the Loan Documents (including this Agreement), resulting from any act or failure to act by any Loan Party or any employee or officer thereof. AGCO at its expense will promptly execute and deliver to the Administrative Agent and the Lenders, or cause to be executed and delivered to the Administrative Agent and the Lenders, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements of AGCO and its Subsidiaries in the Loan Documents, including this Agreement, or to correct any omissions in the Loan Documents, or more fully to state the obligations set out herein or in any of the Loan Documents, or to obtain any consents, all as may be necessary or appropriate in connection therewith as may be reasonably requested by the Administrative Agent. 5.11. Additional Domestic Subsidiaries. At any time after the Agreement Date, in the event that AGCO or any Subsidiary of AGCO acquires or forms a new Domestic Subsidiary of AGCO that is a Material Subsidiary or a Material Subsidiary results from the division of a Subsidiary of AGCO or any Non-Material Domestic Subsidiary becomes a Material Subsidiary, AGCO shall (a) cause such Domestic Subsidiary to provide to the Administrative Agent, for the benefit of the Lenders, a Guaranty Agreement, in form and substance satisfactory to the Administrative Agent, pursuant to which such Domestic Subsidiary shall guaranty the Obligations under this Agreement and (b) provide to the Administrative Agent, for the benefit of the Lenders, all other documentation, including one or more opinions of counsel satisfactory to the Administrative Agent, which in its reasonable opinion is appropriate with respect to the execution and delivery of the Guaranty Agreement referred to above. 5.12. Use of Proceeds. The proceeds of the Loans shall only be used to pay transaction costs relating to the Transactions and for working capital needs and general corporate purposes, in each case for the Borrowers and each Borrower's Subsidiaries. ARTICLE 6 NEGATIVE COVENANTS Each Borrower covenants and agrees that, so long as any Loan shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder:

88 \\4157-1107-4114 v16 6.1. Indebtedness. AGCO shall not create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, and shall not permit any of its Subsidiaries to create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness except: (a) Indebtedness under this Agreement and the other Loan Documents; (b) Indebtedness described on Schedule 6.1 hereto (including Indebtedness under the European Term Loan Credit Agreement as of the Prior Agreement Date); (c) Unsecured Indebtedness incurred after the Prior Agreement Date owing to the European Investment Bank in a principal amount not to exceed €300,000,000; (d) Intercompany Indebtedness among any of AGCO and the Subsidiaries; provided, to the extent such Indebtedness is incurred by or an obligation of AGCO or any other Loan Party, such Indebtedness, shall be unsecured and, upon the occurrence of an Event of Default, subordinated to the Obligations; (e) Indebtedness incurred in connection with a New Market Tax Credit Transaction in an aggregate amount not to exceed $20,000,000; (f) Indebtedness arising under a declaration of joint and several liability used for the purpose of section 2:403 DCC (and any residual liability under such declaration arising pursuant to section 2:404(2) DCC); (g) Indebtedness arising as a result of two or more members of the group being part of a fiscal unity (fiscale eenheid) for Dutch Tax purposes; (h) Indebtedness under any Capitalized Leases in existence as of the Prior Agreement Date; and (i) Indebtedness incurred after the Prior Agreement Date so long as (i) no Default exists or would result therefrom, (ii) AGCO determines after giving effect to the incurrence of such Indebtedness that it is in pro forma compliance with the financial covenants set forth in Section 6.10, and (iii) such Indebtedness shall be unsecured except to the extent it is secured by a Permitted Lien. 6.2. Liens, Etc. AGCO shall not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character, whether now owned or hereafter acquired, except Permitted Liens. 6.3. Restricted Payments. AGCO shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare or make any Restricted Payment if at the time of such Restricted Payment, after giving effect thereto, there shall exist a Default or Event of Default; provided that (a) any Subsidiary of AGCO may make Restricted

89 \\4157-1107-4114 v16 Payments to AGCO or any Subsidiary of AGCO and (b) to the extent any Subsidiary of AGCO is treated for tax purposes as a limited liability company, partnership or other "pass-through" entity, such Subsidiary may make Restricted Payments required by the terms of its governing documents to be made during such period to the owners of Equity Interests in such Subsidiary to pay the tax liability of such Persons as a result of their ownership of Equity Interests in such Subsidiary for such period. 6.4. Fundamental Changes, Etc. AGCO shall not, and shall not permit any of its Subsidiaries to, merge into or consolidate with any Person, except that (a) AGCO may merge into or consolidate with any other Subsidiary of AGCO or any other Person to consummate an acquisition, so long as (i) no Default then exists hereunder or would be caused thereby, and (ii) AGCO shall be the surviving Person of such merger or consolidation, and (b) any Subsidiary of AGCO may merge into or consolidate with any other Subsidiary of AGCO or any other Person to consummate an acquisition, so long as (i) no Default then exists hereunder or would be caused thereby, (ii) except as set forth in clause (iv) below, the Person surviving such merger or consolidation, shall be a Subsidiary of AGCO, (iii) if a Loan Party is a party to such merger or consolidation and the surviving Person of any such merger or consolidation is not a Loan Party, AGCO shall provide five (5) Business Days prior written notice to the Administrative Agent and the surviving Person shall assume, in a manner reasonably satisfactory to the Administrative Agent, the obligations of such Loan Party under the Loan Documents to which such Loan Party was a party, provided that, if a Borrower is a party to such merger or consolidation and the surviving Person of any such merger or consolidation is not a Borrower, such surviving Person shall not become a Borrower hereunder except as provided in Section 2.13, and (iv) if the Person surviving such merger or consolidation is not a Subsidiary of AGCO, such merger or consolidation is permitted by Section 6.5. AGCO shall not liquidate or dissolve itself or otherwise wind up its business, and AGCO shall not permit any other Borrower to liquidate or dissolve itself or otherwise wind up its business, unless all Loans outstanding to such Borrower have been paid in full. 6.5. Sales of Assets. AGCO shall not sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, except: (a) sales of Inventory in the ordinary course of its business; (b) sale or disposition of obsolete, worn-out or surplus equipment in the ordinary course of business; (c) so long as no Default has occurred and is then continuing, the sale of fixed assets in connection with Tax Incentive Transactions or New Market Tax Credit Transactions; (d) transfers of assets among AGCO and its Subsidiaries in compliance with Section 6.6;

90 \\4157-1107-4114 v16 (e) sales of Receivables in connection with factoring arrangements in the ordinary course of business; and (f) so long as no Default has occurred and is then continuing, the sale of any other assets by AGCO or any Subsidiary (i) in an aggregate amount during any Fiscal Year of AGCO not exceeding 10% of the Consolidated Net Tangible Assets of AGCO as of the last day of such Fiscal Year and (ii) in an aggregate amount during the term of this Agreement not exceeding 20% of the Consolidated Net Tangible Assets of AGCO at any time. 6.6. Affiliate Transactions. AGCO shall not, and shall not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, on terms and conditions less favorable to AGCO or such Subsidiary than those that could be obtained on an arm's-length basis with a Person that is not such an Affiliate, except (a) transactions to the extent between or among AGCO and its Subsidiaries, (b) Restricted Payments permitted by Section 6.3, (c) increases in compensation and benefits for officers and employees of AGCO and its Subsidiaries which are customary in the industry or consistent with the past business practice of AGCO, or payment of customary directors' fees and indemnities, and (d) transactions entered into in good faith and for legitimate business purposes with any Person that is an Affiliate by reason of the ownership by AGCO or any of its Subsidiaries of Equity Interests of such Person. 6.7. Amendments. AGCO shall not, and shall not permit any Subsidiary to, amend, its charter, bylaws or similar constituent documents that would reasonably be expected to result in a Material Adverse Effect. 6.8. Restrictions on Subsidiaries. AGCO shall not permit any Subsidiary of AGCO to enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or limits (a) the amount of dividends or other distributions with respect to any of its Equity Interests that may be paid by such Subsidiary to AGCO or another Subsidiary of AGCO, (b) the amount of loans that may be made by such Subsidiary to AGCO or another Subsidiary of AGCO, (c) the amount of payments by such Subsidiary on Indebtedness owing by such Subsidiary of AGCO to AGCO or another Subsidiary, or (d) the ability of such Subsidiary to transfer any of its properties or assets to AGCO, other than (i) restrictions imposed under an agreement for the sale of all of the Equity Interests in a Subsidiary or for the sale of a substantial part of the assets of such Subsidiary, in either case to the extent permitted hereunder and pending the consummation of such sale, (ii) restrictions set forth in the instruments, documents and agreements governing the Indebtedness described on Schedule 6.1 hereto as of the Prior Agreement Date and any similar restrictions set forth in documents governing other Indebtedness permitted under Section 6.1, (iii) restrictions imposed by Applicable Law or any of the Loan Documents, (iv) restrictions in any agreement with another Person relating to a joint venture conducted through a Subsidiary of AGCO in which such Person is a minority stockholder requiring the consent of such Person to the payment of dividends, (v) with respect to restrictions of the type described in clause (d) above,

91 \\4157-1107-4114 v16 restrictions under agreements governing Indebtedness secured by a Lien not otherwise prohibited hereunder that limit the right of the debtor to dispose of the assets securing such Indebtedness, (vi) customary provisions contained in leases, licenses and other similar agreements entered into in the ordinary course of business that impose restrictions of the type described in clause (d) above on the property subject to such lease, (vii) customary anti-assignment provisions contained in agreements entered into in the ordinary course of business, (viii) customary subordination of subrogation, contribution and similar claims contained in guaranties permitted hereunder, (ix) restrictions on the transfer, lease, or license of any property or asset of any Loan Party in effect on the Agreement Date that were entered into in the ordinary course of business, and (x) encumbrances or restrictions existing with respect to any Person or the property or assets of such Person acquired by AGCO or any Subsidiary of AGCO, provided that such encumbrances and restrictions were in existence immediately prior to such acquisition (and not created in contemplation thereof) and are not applicable to any Person or the property or assets of any Person other than such acquired Person or the property or assets of such acquired Person. 6.9. Reserved. 6.10. Financial Covenants. (a) Net Leverage Ratio. AGCO shall not allow, as of the end of each Fiscal Quarter of AGCO, the Net Leverage Ratio to exceed 3.00 to 1.00; provided that, notwithstanding the foregoing, for the four Fiscal Quarters ended immediately following closing of a Material Acquisition (including the Fiscal Quarter in which such Material Acquisition occurs), the Net Leverage Ratio shall not exceed 3.50 to 1.00. (b) Interest Coverage Ratio. AGCO shall maintain, as of the end of each Fiscal Quarter of AGCO, an Interest Coverage Ratio of not less than 3.00 to 1.00. 6.11. Anti-Terrorism Laws. Neither the Borrower nor any of its Subsidiaries will directly or to its knowledge indirectly use the proceeds of the Loans or the Letters of Credit in violation of any Sanctions, Anti-Terrorism Laws or any Anti-Corruption Laws by any Person (including any Person participating in the Loans or Letters of Credit, whether as Administrative Agent, Issuing Bank, Lender, arranger, underwriter, advisor, investor, or otherwise), ARTICLE 7 EVENTS OF DEFAULT 7.1. Events of Default. Each of the following shall constitute an Event of Default (an "Event of Default"), whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule, or regulation of any governmental or non-governmental body: (a) (i) any Borrower shall fail to pay (x) any principal or face amount of any Loan on the date when the same becomes due and payable, or (y) any interest or

92 \\4157-1107-4114 v16 fees due hereunder within three (3) Business Days after the date when the same becomes due and payable, or (ii) any Loan Party shall fail to make any other payment under any Loan Document, in any case within five (5) Business Days after the date when the same becomes due and payable; or (b) any representation or warranty made by any Loan Party under or in connection with any Loan Document or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or (c) (i) any Borrower shall fail to perform any term, covenant or agreement contained in Section 5.1(a), (b), or (c), if such failure shall remain unremedied for ten (10) days after written notice thereof having been given to AGCO; (ii) any Borrower shall fail to perform, observe or comply with any other term, covenant or agreement contained in Article 6; or (iii) any Borrower or any other Loan Party shall fail to perform any other term, covenant or agreement contained in this Agreement or any other Loan Document not referenced elsewhere in this Section 7.1 if such failure shall remain unremedied for thirty (30) days after written notice thereof having been given to AGCO; or (d) AGCO, any Material Subsidiary or any Borrower shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Indebtedness, if such Indebtedness is outstanding in a principal or notional amount of at least US$50,000,000 in the aggregate (but excluding (i) Indebtedness outstanding hereunder and (ii) Indebtedness solely between or among AGCO and its Subsidiaries), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or otherwise to cause, or to permit the holder thereof to cause, such Indebtedness to mature; or any such Indebtedness shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or (e) AGCO, any Material Subsidiary or any Borrower shall generally not pay its debts as such debts become due, shall suspend or threaten to suspend making payment whether of principal or interest with respect to any class of its debts or shall admit in writing its insolvency or its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against AGCO, any Material Subsidiary or any Borrower seeking, or seeking the administration, to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding

93 \\4157-1107-4114 v16 up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, administrator, receiver and manager, trustee, or other similar official for it or for any substantial part of its property (including, without limitation, any proceeding under the Bankruptcy Code or any similar law in any other jurisdiction) and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days or any of the actions sought in such proceeding (including without limitation the entry of an order for relief against, or the appointment of a receiver, administrator, receiver and manager, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or AGCO, any Material Subsidiary or any Borrower shall take any action to authorize any of the actions set forth above in this subsection, or an encumbrancer takes possession of, or a trustee or administrator or other receiver or similar officer is appointed in respect of, all or any part of the business or assets of AGCO, any Material Subsidiary, or any Borrower or distress or any form of execution is levied or enforced upon or sued out against any such assets and is not discharged within seven days of being levied, enforced or sued out, or any Lien that may for the time being affect any of its assets becomes enforceable, or anything analogous to any of the events specified in this subsection occurs under the laws of any applicable jurisdictions; or (f) any judgment or order for the payment of money in excess of US$50,000,000 (other than any such judgment for a monetary amount insured against by a reputable insurer that shall have admitted liability therefor), individually or in the aggregate, shall be rendered against AGCO or any Material Subsidiary, or a warrant of attachment or execution or similar process shall be issued or levied against property of AGCO or any Material Subsidiary pursuant to a judgment which, together with all other such property of AGCO or any Material Subsidiary subject to other such process, exceeds in value US$50,000,000 in the aggregate, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment, decree or order, or (ii) there is a period of thirty (30) consecutive days following entry of such judgment or order during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or (g) any non-monetary judgment or order shall be rendered against AGCO or any Subsidiary that would reasonably be expected to result in a Material Adverse Effect, and within thirty (30) days after the entry or issue thereof, such judgment or order shall not have been vacated, rescinded or stayed pending appeal or otherwise; or (h) any material portion of any Loan Document shall at any time and for any reason be declared to be null and void, or a proceeding shall be commenced by any Loan Party or any of its respective Affiliates, or by any governmental authority having jurisdiction over any Loan Party or any of its Affiliates, seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or any material provision of any Loan Document shall for any reason

94 \\4157-1107-4114 v16 cease to be valid and binding on or enforceable against any Loan Party to it, or any such Loan Party shall so state in writing; or (i) a Change of Control shall occur; or (j) (i) any ERISA Event shall have occurred with respect to a Plan of any Loan Party or any ERISA Affiliate as a result of an Insufficiency thereunder, and any Loan Party shall fail to make any payment in excess of US$50,000,000 as and when required to be made under ERISA as a result of such Insufficiency, or any such Insufficiency shall have occurred and then exist that would reasonably be expected to result in a Material Adverse Effect; or (ii) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan of such Loan Party or any ERISA Affiliate that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and their ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds US$50,000,000 or would otherwise reasonably be expected to result in a Material Adverse Effect; or (iii) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of such Loan Party and their ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan years in which such reorganization or termination occurs by an amount exceeding US$50,000,000 or which would otherwise reasonably be expected to result in a Material Adverse Effect. 7.2. Remedies. If an Event of Default shall have occurred and until such Event of Default is waived in writing by the Required Lenders, or all of the Lenders as may be required by Section 9.1, the Administrative Agent: (a) may, and shall at the request of the Required Lenders, by notice to AGCO, declare the obligation of each Lender to make Loans and of the Issuing Banks to issue Letters of Credit and the Swing Line Bank to make Swing Line Loans to be terminated, whereupon the same shall forthwith terminate; (b) may, and shall at the request of the Required Lenders (i) by notice to AGCO, declare the Loans, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers, and (ii) by notice to each party required under the terms of any agreement in support of which a Letter of Credit is issued, request that all Obligations under such agreement be declared to be due and payable; provided that in the event of an actual or deemed entry of an order for relief or any assignment, proposal or the giving of notice of intention to make a proposal with respect to any

95 \\4157-1107-4114 v16 Borrower under Debtor Relief Laws, (x) the obligation of each Lender to make Revolving Loans and of the Issuing Banks to issue Letters of Credit and of the Swing Line Bank to make Swing Line Loans shall automatically be terminated and (y) the Loans, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers; and (c) may, and shall at the request of the Required Lenders, exercise all of the post-default rights granted to it and to them under the Loan Documents or under Applicable Law. The Administrative Agent, for the benefit of itself, the Issuing Banks and the Lenders, shall have the right to the appointment of a receiver for the property of each Borrower, and each Borrower hereby consents to such rights and such appointment and hereby waives any objection each Borrower may have thereto or the right to have a bond or other security posted by the Administrative Agent, the Issuing Banks or the Lenders in connection therewith. 7.3. Actions in Respect of the Letters of Credit. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, irrespective of whether it is taking any of the actions described in Section 7.2 or otherwise, make demand upon AGCO to, and forthwith upon such demand AGCO will, pay to the Administrative Agent on behalf of the Lenders in same-day funds at the Administrative Agent's office designated in such demand, for deposit in such interest-bearing account as the Administrative Agent shall specify (the "L/C Cash Collateral Account"), an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lenders or that the total amount of such funds is less than the amount required to be on deposit hereunder, AGCO will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (i) such amount required to be deposited hereunder over (ii) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim. The L/C Cash Collateral Account shall be in the name and under the sole dominion and control of the Administrative Agent. The Administrative Agent shall have no obligation to invest any amounts on deposit in the L/C Cash Collateral Account. AGCO grants to the Administrative Agent, for its benefit and the benefit of the Lenders, the Administrative Agent and the Issuing Banks, a lien on and security interest in the L/C Cash Collateral Account and all amounts on deposit therein as collateral security for the performance of the Borrowers' obligations under this Agreement and the other Loan Documents. The Administrative Agent shall have all rights and remedies available to it under Applicable Law with respect to the L/C Cash Collateral Account and all amounts on deposit therein. 7.4. Application of Payments. Subsequent to the occurrence and during the continuation of an Event of Default, payments and prepayments with respect to the Obligations made to the Administrative Agent, the Lenders, the Issuing Banks, the Swing Line Bank or otherwise received by the Administrative Agent, any Lender, any Issuing

96 \\4157-1107-4114 v16 Bank or the Swing Line Bank (excluding any funds held in the L/C Cash Collateral Account which shall be applied to, or held to pay, the Available Amount of all Letters of Credit then outstanding as set forth in Section 7.3) shall be distributed in the following order of priority: first, to the reasonable costs and expenses (including reasonable attorneys' fees and expenses), if any, incurred by the Administrative Agent, any Lender, any Issuing Bank or the Swing Line Bank in the collection of such amounts under this Agreement or of the Loan Documents until paid in full; second, to any fees then due and payable to the Administrative Agent under this Agreement or any other Loan Document until paid in full; third, to any fees then due and payable to the Lenders and the Issuing Banks under this Agreement until paid in full; fourth, to the ratable payment of interest then due in respect of the Loans and the Swing Line Loans until paid in full; fifth, to the ratable payment of principal of the Loans and the Swing Line Loans and, to the L/C Cash Collateral Account, for any Letters of Credit then outstanding, in each case until paid (or Cash Collateralized) in full; sixth, to any other Obligations not otherwise referred to in this Section until paid in full; and seventh, to Borrowers or such other Person entitled thereto under Applicable Law. ARTICLE 8 THE ADMINISTRATIVE AGENT 8.1. Authorization and Action. Each Lender and Issuing Bank hereby irrevocably appoints and authorizes Rabobank to take action on its behalf as the Administrative Agent to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to them respectively by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. The provisions of this Article 8 are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and neither AGCO nor any other Loan Party shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term "agent" herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and Issuing Banks; provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, exposes it or any of its Related Parties to liability or that is contrary to the Loan Documents or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under Debtor Relief Laws or that may effect a forfeiture, modification or termination of property of any Defaulting Lender in violation of Debtor Relief Laws. Except for action requiring the approval of the Required Lenders, the Administrative Agent shall be entitled to use their discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to

97 \\4157-1107-4114 v16 take under or in respect of, any Loan Document, unless the Administrative Agent shall have been instructed by the Required Lenders to exercise or refrain from exercising such rights or to take or refrain from taking such action. The Administrative Agent shall not incur any liability under or in respect of any Loan Document with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances, except for its gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable judgment. 8.2. Administrative Agent's Reliance, Etc. Neither Administrative Agent nor any of its Related Parties shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable judgment. Without limitation of the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to AGCO or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (c) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it, and may rely on any opinion of counsel delivered under this Agreement, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts or any such opinion; (d) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made in or in connection with the Loan Documents by any other Person; (e) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 3 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent;

98 \\4157-1107-4114 v16 (f) shall not be responsible to any Lender or Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto (other than its own execution and delivery thereof) or the creation, attachment perfection or priority of any Lien purported to be created under or contemplated by any Loan Document; (g) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties; (h) shall have no liability or responsibility to any Loan Party for any failure on the part of any Lender or Issuing Bank to comply with any obligation to be performed by such Lender or Issuing Bank under this Agreement; (i) shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default under this Agreement unless they have received notice from a Lender, Issuing Bank or Loan Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default"; (j) shall incur no liability as a result of any determination whether the transactions contemplated by the Loan Documents constitute a "highly leveraged transaction" within the meaning of the interpretations issued by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System; (k) may act directly or through agents or attorneys on its behalf but shall not be responsible to any Lender or Issuing Bank for the negligence or misconduct of any agents or attorneys except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such agents or attorneys; (l) shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any Platform, electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person; (m) may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon; (n) in determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary

99 \\4157-1107-4114 v16 from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit; (o) shall not be liable for any damage or loss resulting from or caused by events or circumstances beyond the Administrative Agent's reasonable control, including nationalization, expropriation, currency or funds transfer restrictions, the interruption, disruption, or suspension of the normal procedures and practices of any securities market, power, mechanical, communications, or other technological failures or interruptions, computer viruses or the like, fires, floods, earthquakes, or other natural disasters, civil, and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, national disasters of any kind, or other similar events or acts, or errors by any Borrower in its instructions to the Administrative Agent; and (p) does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the determination of rates in the definition of Non-Base Rate Benchmark or with respect to any comparable or successor rates thereto. The exculpatory provisions of this Article 8 shall apply to any agent of the Administrative Agent and any Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided hereunder as well as activities as Administrative Agent. 8.3. Administrative Agent, in its Individual Capacity and Affiliates. With respect to its respective Commitments and the Loans made by Rabobank, Rabobank shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Rabobank in its individual capacity. Rabobank and its respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Rabobank was not the Administrative Agent and without any duty to account therefor to the Lenders. 8.4. Lender Credit Decision. Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or their respective Related Parties and based on the financial statements referred to in Section 3.1 and such other documents and information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, any other Loan Document or any related agreement or document furnished hereunder or thereunder.

100 \\4157-1107-4114 v16 8.5. Notice of Default or Event of Default. In the event that the Administrative Agent or any Lender shall acquire actual knowledge, or shall have been notified in writing, of any Default or Event of Default, the Administrative Agent or such Lender shall promptly notify the other Lenders, and the Administrative Agent shall take such action and assert such rights under this Agreement as the Required Lenders shall request in writing, and the Administrative Agent shall not be subject to any liability by reason of its acting (a) pursuant to any such request or (b) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. If the Required Lenders shall fail to request the Administrative Agent to take action or to assert rights under this Agreement in respect of any Event of Default within ten days after their receipt of the notice of any Event of Default, or shall request inconsistent action with respect to such Event of Default, the Administrative Agent may, but shall not be required to, take such action and assert such rights (other than rights under Article 7) as it deems in its discretion to be advisable for the protection of the Lenders and Issuing Banks, except that, if the Required Lenders have instructed the Administrative Agent not to take such action or assert such right, in no event shall the Administrative Agent act contrary to such instructions. 8.6. Indemnification. Each Lender severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Borrowers) from and against such Lender's ratable share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including without limitation fees and expenses of legal counsel, experts, agents and consultants) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the Administrative Agent's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable judgment. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses payable by any Borrower under Section 9.4, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrowers. For purposes of this Section, the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of: (a) the aggregate principal amount of the Loans outstanding at such time and owing to the respective Lenders; (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time; and (c) their respective Unused Revolving Loan Commitments at such time.

101 \\4157-1107-4114 v16 8.7. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and Issuing Banks, appoint a successor Administrative Agent, which shall be any Lender or a commercial bank or other financial institution and having a combined capital and reserves in excess of US$500,000,000. The resignation of such retiring Administrative Agent shall be effective only upon (i) the acceptance of any appointment as an Administrative Agent hereunder by a successor Administrative Agent, and (ii) the execution of all documents and taking of all other actions reasonably necessary in the opinion of the successor Administrative Agent, in connection with such substitution. Upon such effectiveness pursuant to the foregoing clauses (i) and (ii), such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation hereunder as an Administrative Agent, the provisions of this Article 8 and Section 9.4 shall continue in effect for the benefit of such retiring Administrative Agent, its agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. 8.8. Administrative Agent May File Proofs of Claim. The Administrative Agent may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent, its agents, financial advisors and counsel), the Issuing Banks and the Lenders allowed in any judicial proceedings relative to any Loan Party, or any of their respective creditors or property, and shall be entitled and empowered to collect, receive and distribute any monies, securities or other property payable or deliverable on any such claims and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding in any such judicial proceedings is hereby authorized by each Lender and Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders or Issuing Banks, to pay to the Administrative Agent any amount due to the Administrative Agent for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent, its agents, financial advisors and counsel, and any other amounts due the Administrative Agent. 8.9. Release of Guaranties Each of the Lenders and Issuing Banks irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Loan Party (other than AGCO) from its obligations under any Guaranty Agreement if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. Upon request by the Administrative Agent at any time, the Required

102 \\4157-1107-4114 v16 Lenders will confirm in writing the Administrative Agent's authority to release any Guarantor from its obligations under its Guaranty Agreement pursuant to this Section. 8.10. Other Agent Titles. Notwithstanding any other provision of this Agreement, each of the financial institutions named as "Co-Syndication Agent", "Joint Bookrunner", "Joint Lead Arranger", and "Co-Documentation Agent" on the cover page of this Agreement is named as such for recognition purposes only, and in its capacity as such shall have no powers, duties, responsibilities or liabilities with respect to this Agreement or the transactions contemplated hereby; it being understood and agreed that each such financial institution in its stated capacity shall be entitled to all indemnification rights in favor of the Administrative Agent as, and to the extent, provided in Sections 8.6 and 9.4(c). 8.11. Erroneous Payments. (a) If Administrative Agent notifies a Lender, Issuing Bank, or any Person who has received funds on behalf of a Lender or Issuing Bank (any such Lender, Issuing Bank, or other recipient, a "Payment Recipient") that Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an "Erroneous Payment") and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of Administrative Agent, and such Lender or Issuing Bank shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, Issuing Bank, or any Person who has received funds on behalf of a Lender or Issuing Bank hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of

103 \\4157-1107-4114 v16 payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates), or (z) that such Lender, Issuing Bank, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from Administrative Agent to the contrary) or (B) in the case of immediately preceding clause (z), an error has been made, in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Issuing Bank shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying Administrative Agent pursuant to this Section 8.11(b). (c) Each Lender or Issuing Bank hereby authorizes Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Issuing Bank under any Loan Document, or otherwise payable or distributable by Administrative Agent to such Lender or Issuing Bank from any source, against any amount due to Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by Administrative Agent for any reason, after demand therefor by Administrative Agent in accordance with immediately preceding clause (a), from any Lender or Issuing Bank that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an "Erroneous Payment Return Deficiency"), upon Administrative Agent's notice to such Lender or Issuing Bank at any time, (i) such Lender or Issuing Bank shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the "Erroneous Payment Impacted Class") in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the "Erroneous Payment Deficiency Assignment") at par plus any accrued and unpaid interest (with the assignment fee to be waived by Administrative Agent in such instance), and is hereby (together with Borrowers) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, (ii) Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, Administrative Agent as the assignee

104 \\4157-1107-4114 v16 Lender shall become a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Bank shall cease to be a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Bank and (iv) Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Bank shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and Administrative Agent shall retain all other rights, remedies and claims against such Lender or Issuing Bank (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Issuing Bank and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether Administrative Agent may be equitably subrogated, Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or Issuing Bank under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the "Erroneous Payment Subrogation Rights"). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Administrative Agent from Borrowers or any other Loan Party for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on "discharge for value" or any similar doctrine or defense. (g) Each party's obligations, agreements and waivers under this Section 8.11 shall survive the resignation or replacement of Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

105 \\4157-1107-4114 v16 ARTICLE 9 MISCELLANEOUS 9.1. Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (or the Administrative Agent at the direction, or with the consent, of the Required Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that: (a) no amendment, waiver or consent shall, unless in writing and signed by the Lender affected thereby, reduce the principal of, or the rate of interest specified herein (excluding a waiver of interest accruing at the Default Rate) on any Loan owed to such Lender or the rate of fees payable for the account of such Lender hereunder, or postpone any scheduled date for any payment of principal, interest or fees due to any Lender; (b) no amendment, waiver or consent shall, unless in writing and signed by the Lender affected thereby and acknowledged by the Administrative Agent, increase (i) the amount of the Commitments of such Lender, or (ii) such Lender's Pro Rata Share for its applicable Class of Loans (except as set forth in Section 2.11(e)(iv)); (c) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and acknowledged by Administrative Agent, do any of the following at any time: (i) waive any of the conditions specified in Section 3.2; (ii) change any of the provisions of this Section 9.1 or the definition of the term "Required Lenders", “Required Multicurrency Lenders” and “Required USD Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; or (iii) release AGCO from any of its obligations under a Loan Document or release all of substantially all of the Guarantors from their obligations under the Loan Documents; (d) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank in such capacity under this Agreement; (e) no amendment, waiver or consent shall, unless in writing and signed by such Issuing Bank in addition to the Lenders required above to take such action, affect the rights or obligations of an Issuing Bank under this Agreement;

106 \\4157-1107-4114 v16 (f) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement; (g) no amendment, waiver or consent shall, unless in writing and signed by Required Multicurrency Lenders, adversely affect the Multicurrency Revolving Tranche Loan Lenders or the Multicurrency Revolving Tranche Loans as a Class in a manner that is materially disproportionate to the effect of such amendment, waiver or consent on the USD Revolving Tranche Loan Lenders or the USD Revolving Tranche Loans; (h) no amendment, waiver or consent shall, unless in writing and signed by Required USD Lenders, affect the USD Revolving Tranche Loan Lenders or the USD Revolving Tranche Loans as a Class in a manner that is materially disproportionate to the effect of such amendment, waiver or consent on the Multicurrency Revolving Tranche Loan Lenders or the Multicurrency Revolving Tranche Loans; (i) other than in connection with any debtor-in-possession financing under the Bankruptcy Code, subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation without the written consent of each Lender directly and adversely affected thereby; and (j) no amendment, waiver or consent shall, unless in writing and signed by each Lender directly and adversely affected thereby, modify Section 2.9(a) or change the definition of “Pro Rata Share”. 9.2. Notices, Etc. (a) All notices and other communications provided for under any Loan Document ("Communications") shall be in writing (including telecopy communication) and mailed, telecopied or delivered, (i) if to AGCO or any other Loan Party, to AGCO (or if to any other Loan Party, c/o AGCO) at 4205 River Green Parkway, Duluth, Georgia 30096- 2568, Attention: General Counsel, Facsimile No. (770) 813-6158, with a copy to the Chief Financial Officer at the same address and telecopier number; (ii) if to any Lender, at its address for notices set forth in its Administrative Questionnaire; (iii) if to Administrative Agent in connection with any Notice of Borrowing, interest election request, or any payment or prepayment of the Obligations, or if to the Swing Line Bank, to it at c/o Rabo Support Services, Inc., 245 Park Avenue, New York, New York 10167, Attention: Sui Price (Telephone: (212) 574-7331; Telecopy No.: (201) 499-5328); (Email: sui.price@rabobank.com with a copy to fm.am.SyndicatedLoans@rabobank.com);

107 \\4157-1107-4114 v16 (iv) if to Rabobank as an Issuing Bank, to it at c/o Rabo Support Services, Inc., 245 Park Avenue, New York, New York 10167, Attention of Letter of Credit Department (Telecopy No.: (914) 304-9329; Telephone No.: (212) 574- 7315; Sandra Rodriguez, Email: Sandra.L.Rodriguez@rabobank.com; with a copy to RaboNYSBLC@rabobank.com); (v) if to Administrative Agent in connection with any other matter (including Notices of Incremental Facility), to it at 245 Park Avenue, New York, New York 10167, Attention: Loan Syndications (Telecopy No.: (212) 808-2578; Telephone No.: (212) 808-6808; Email: syndications.ny@rabobank.com); and (vi) if to the Swing Line Bank or any Issuing Bank other than Rabobank, at such address for notices as it may designate to the Administrative Agent from time to time. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in such paragraph (b). (b) Electronic Communications. Communications to the Lenders under the Loan Documents may be delivered or furnished by electronic communications pursuant to procedures approved by Administrative Agent. Administrative Agent, AGCO or any other Borrower may, in its discretion, agree to accept Communications to it under the Loan Documents by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular Communications. Unless Administrative Agent otherwise prescribes, (i) Communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgment from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgment), provided that if such Communication is not sent during the normal business hours of the recipient, such Communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) Communications posted on an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such Communication is available and identifying the website address thereof. (c) Change of Address for Notices. Any party hereto may change its address or telecopy number for Communications under the Loan Documents by notice to the other parties hereto (or, in the case of any such change by a Lender or an Issuing Bank, by notice to AGCO and Administrative Agent). All Communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

108 \\4157-1107-4114 v16 (d) Electronic Transmission System. The Borrowers and the Lenders agree that Administrative Agent may make the Communications available to the Lenders and Borrowers by posting the Communications on Intralinks, Inc., SyndTrak or a substantially similar electronic transmission system or digital workspace provider (the "Platform"). THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE". THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR INDEMNIFIED PARTIES (COLLECTIVELY, THE "AGENT PARTIES") HAVE ANY LIABILITY TO ANY BORROWER, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY BORROWER'S OR ADMINISTRATIVE AGENT'S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH AGENT PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL ANY AGENT PARTY HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES). (e) Communications through the Platform. Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes hereof. Each Lender agrees (i) to provide to Administrative Agent in writing (including by electronic communication), promptly after the date of this Agreement, an e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address. (f) Reliance on Notices. Administrative Agent, the Issuing Banks and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices of a Borrowing) purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as reasonably understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify Administrative Agent, each Issuing Bank, each Lender

109 \\4157-1107-4114 v16 and the Indemnified Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower. All telephonic notices to and other telephonic communications with Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording. 9.3. No Waiver. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. 9.4. Costs and Expenses. (a) AGCO agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents at any time (including without limitation (i) all reasonable due diligence, syndication, transportation, computer, duplication, Platform, appraisal, audit, insurance and consultant out-of-pocket fees and expenses and (ii) the reasonable fees and expenses of counsel (including without limitation New York, local and foreign counsel) for the Administrative Agent with respect thereto, with respect to advising the Administrative Agent as to its respective rights and responsibilities, or the protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto). (b) Following the occurrence of an Event of Default and during the continuation thereof, AGCO further agrees to pay on demand all costs and expenses of the Administrative Agent, each Issuing Bank and each Lender in connection with the enforcement of the Loan Documents against any Loan Party, whether in any action, suit or litigation, any workout, bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including without limitation the reasonable fees and expenses of counsel for the Administrative Agent and each Lender with respect thereto), and each Borrowing Subsidiary severally agrees to pay on demand all such costs and expenses in respect of any such enforcement relating to itself. (c) AGCO agrees to indemnify and hold harmless the Administrative Agent, each Issuing Bank and each Lender and each of their Affiliates and their officers, directors, trustees, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including without limitation reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in

110 \\4157-1107-4114 v16 connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with: (i) any acquisition or proposed acquisition; (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries; or (iii) any financing hereunder; in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrowers agree not to assert any claim against the Administrative Agent, any Issuing Bank, any Lender, any of their Affiliates, or any of their respective Related Parties, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Loan Document or the actual or proposed use of the proceeds of the Loans. The agreements and obligations of AGCO contained in this Section 9.4(c) shall survive the payment in full of the Obligations and termination of this Agreement. (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including without limitation fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender, in its sole discretion. 9.5. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 7.2 to authorize the Administrative Agent to declare the Loans, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents due and payable pursuant to the provisions of Section 7.2, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law and subject to Section 2.9, to offset and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of a Borrower against any and all of the Obligations of such Borrower now or hereafter existing under this Agreement, irrespective of whether such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify such Borrower after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including without limitation other

111 \\4157-1107-4114 v16 rights of set-off) that such Lender and its Affiliates may have; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.11 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. 9.6. Assignments and Participations. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraphs (a) through (g) and (j) of this Section, (ii) by way of participation in accordance with the provisions of paragraphs (h) through (j) and (l) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (k) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraphs (h) through (j) and (l) of this Section and, to the extent expressly contemplated hereby, the Indemnified Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Each Lender and Issuing Bank may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including without limitation all or a portion of its Commitments, and the Loans owing to it), and each Issuing Bank may assign its Letter of Credit Commitment; provided that: (i) any such assignment by an Issuing Bank of its Letter of Credit Commitment shall be of its entire Letter of Credit Commitment; (ii) in the case of each such assignment of a Commitment (except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement), (A) the amount of the Commitment of the assigning Lender being assigned pursuant to such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall in no event be less than US$5,000,000 and shall be an integral multiple of US$500,000 in excess thereof, and (B) the assignor shall simultaneously assign to the assignee a ratable share of (1) all participations in Letters of Credit issued for the account of Borrowers or their Subsidiaries and then

112 \\4157-1107-4114 v16 outstanding, and (2) all Letter of Credit Advances then owing to such Lender as a result of draws on Letters of Credit issued for the account of Borrowers or their Subsidiaries; (iii) such assignment shall be to an Eligible Assignee; (iv) the proposed assignment (if other than an assignment by a Lender to an Affiliate or Approved Fund of such Lender) shall be approved by (x) the Administrative Agent, and (y) if no Default then exists, AGCO; the foregoing approvals in each case not to be unreasonably withheld or delayed; provided that AGCO shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof; provided, further, that AGCO's consent shall not be required during the primary syndication of the facilities hereunder; and (v) the parties to each such assignment shall execute and deliver to the Administrative Agent for its own account, for its acceptance and recording in the Register, an Assignment and Assumption, together with a processing and recordation fee of US$3,500, payable by the assignee to the Administrative Agent (with only one such fee payable in connection with contemporaneous assignments pursuant to the same Assignment and Assumption to or by two or more Approved Funds of a single Lender), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (c) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of AGCO and the Administrative Agent, the applicable Pro Rata Share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank, the Swing Line Bank and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Pro Rata Share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (d) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Assumption:

113 \\4157-1107-4114 v16 (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder or under any other Loan Document have been assigned to it pursuant to such Assignment and Assumption, shall have the rights and obligations of a Lender hereunder; and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement and under each other Loan Document (and, in the case of an Assignment and Assumption covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 9.4 and 10.1 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender's having been a Defaulting Lender. (e) By executing and delivering an Assignment and Assumption, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 3.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee or an Affiliate of the assignor; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and

114 \\4157-1107-4114 v16 discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; and (viii) that the benefit of the security interests and guarantees attached to the rights being assigned shall be transferred to the benefit of the assignee upon the completion of such assignment. (f) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Issuing Banks and the Lenders and their respective Commitments, the Letter of Credit Commitments of each Issuing Bank, and the principal amount of the Loans owing under each Class of Loans to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower, Issuing Bank or Lender at any reasonable time and from time to time upon reasonable prior notice. (g) Upon its receipt of an Assignment and Assumption executed by an assigning Lender and an assignee, the Administrative Agent shall, if such Assignment and Assumption has been completed and is in substantially the form of Exhibit A hereto: (i) record the information contained therein in the Register; and (ii) give prompt notice thereof to the Borrowers. (h) Each Lender may sell participations (without any notice to, or consent of, the Administrative Agent or any Borrower) in or to all or a portion of its rights and obligations under this Agreement (including without limitation all or a portion of its Commitments and the Loans owing to it) to a financial institution (a "Participant"); provided that; (i) such Lender's obligations under this Agreement (including without limitation its Commitments) shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

115 \\4157-1107-4114 v16 (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 8.6 with respect to any payments made by such Lender to its Participant(s). (i) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver requiring unanimous consent of the Lenders affected thereby that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 10.1, 10.2 and 10.4 (subject to the requirements and limitations therein, including the requirements under Section 10.4 (it being understood that the documentation required under Section 10.4 shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 10.5 as if it were an assignee under paragraphs (a) through (c) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 10.1 and 10.4, with respect to any participation, than its participating Lender would have been entitled to receive had the participation not occurred. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 10.5 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.5 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.9 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant's interest in the Loans or other obligations under the Loan Documents (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (j) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.6,

116 \\4157-1107-4114 v16 disclose to the assignee or Participant or proposed assignee or Participant, any public information relating to any Borrower furnished to such Lender by or on behalf of such Borrower and any information conspicuously labeled by a Borrower as being confidential at the time such information is furnished to such Lender if such assignee or Participant or proposed assignee or Participant has agreed to keep such information confidential. (k) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including without limitation the Loans owing to it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System and any Lender that is a fund may pledge all or any portion of its rights under this Agreement (including without limitation the Loans owing to it) to its trustee in support of its obligations to its trustee. (l) Notwithstanding anything in this Section 9.6 to the contrary, any Farm Credit Bank that (i) has purchased a participation or sub-participation in the minimum amount of $4,500,000 on or after the Agreement Date, (ii) is, by written notice to AGCO and the Administrative Agent ("Voting Participant Notification"), designated by the selling Lender as being entitled to be accorded the rights of a voting participant hereunder, and (iii) receives the prior written consent of the Administrative Agent, in its sole discretion, to become a Voting Participant (any Farm Credit Bank so designated and consented to being called a "Voting Participant"), shall be entitled to vote for so long as such Farm Credit Bank owns such participation and notwithstanding any subparticipation by such Farm Credit Bank (and the voting rights of the selling Lender shall be correspondingly reduced), on a dollar for dollar basis, as if such participant or subparticipant were a Lender, on any matter requiring or allowing a Lender to provide or withhold its consent, or to otherwise vote on any proposed action. To be effective, each Voting Participant Notification shall, with respect to any Voting Participant, (x) state the full name, as well as all contact information required of an assignee in any Assignment and Assumption and (y) state the dollar amount of the participation purchased in each Class of Loans. The selling Lender and the Voting Participant shall notify the Administrative Agent and AGCO within 3 Business Days' of any termination of, or reduction or increase in the amount of, such participation. AGCO and the Administrative Agent shall be entitled to conclusively rely on information contained in notices delivered pursuant to this paragraph. The voting rights hereunder are solely for the benefit of the Voting Participant and shall not inure to any assignee or participant of the Voting Participant. Notwithstanding the foregoing, each Farm Credit Bank designated as a Voting Participant in Schedule 9.6 hereto shall be a Voting Participant without delivery of a Voting Participant Notification (and the voting rights of the selling Lender identified on such Schedule shall be correspondingly reduced, respectively) and without the prior written consent of the Administrative Agent, in each case in connection with their respective participation interests set forth on such Schedule as of the Agreement Date. 9.7. Marshalling; Payments Set Aside. Neither the Administrative Agent, any Lender nor any Issuing Bank shall be under any obligation to marshal any assets in favor of the Borrowers or any other party or against or in payment of any or all of the Obligations. To the extent that a Borrower makes a payment or payments to the

117 \\4157-1107-4114 v16 Administrative Agent, the Lenders or the Issuing Banks or any of such Persons exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. 9.8. Patriot Act. Each Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it is required to obtain, verify and record information that identifies each Borrower and the other Loan Parties, which information includes the name and address of each Borrower and the other Loan Parties and other information that will allow such Lender to identify each Borrower and the other Loan Parties in accordance with the USA Patriot Act. Each Borrower hereby agrees to provide, and cause each other Loan Party to provide, such information promptly upon the request of Administrative Agent or any Lender. ARTICLE 10 INCREASED COSTS, TAXES, ETC. 10.1. Increased Costs, Alternate Rate of Interest, Illegality, Benchmark Replacement Setting. (a) Increased Costs. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the applicable Non-Base Rate Benchmark) or any Issuing Bank; (ii) subject any Recipient to any tax of any kind (other than Indemnified Taxes and Excluded Taxes) on its Loans, loan principal, Letter of Credit, Commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense (other than taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or other Recipient of making, converting to, continuing or maintaining any Non-Base Rate Loans or of maintaining its obligation to make any such Loan, or participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), in any case to or for the account of any Borrower, or to reduce the amount of any sum received or receivable by such Lender or other Recipient

118 \\4157-1107-4114 v16 hereunder (whether of principal, interest or any other amount), then, upon request of such Lender or other Recipient, such Borrower will pay to the Administrative Agent for the account of such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or Issuing Bank determines that any Change in Law affecting such Lender or Issuing Bank or any lending office of such Lender or such Lender's or Issuing Bank's holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender's or Issuing Bank's capital or on the capital of such Lender's or Issuing Bank's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by any Issuing Bank, in any case to or for the account of any Borrower, to a level below that which such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or Issuing Bank's policies and the policies of such Lender's or Issuing Bank's holding company with respect to capital adequacy), then from time to time such Borrower will pay to the Administrative Agent for the account of such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company for any such reduction suffered. (c) Certificate for Reimbursement. A certificate of a Lender or Issuing Bank setting forth the amount of additional interest or the amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to AGCO, shall be conclusive absent manifest error. The Borrowers shall pay the Administrative Agent for the account of such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt of AGCO thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or Issuing Bank's right to demand such compensation; provided that no Borrower shall be required to compensate a Lender or Issuing Bank pursuant to paragraph (a) or (b) of this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies such Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender's or Issuing Bank's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). (e) Inability to Determine Rate. Subject to Section 10.1(h), if: (i) Administrative Agent determines (which determination shall be conclusive and binding on Borrowers) that the applicable Non-

119 \\4157-1107-4114 v16 Base Rate Benchmark cannot be determined pursuant to the definition thereof on or prior to the first day of any Interest Period other than as a result of a Benchmark Transition Event, or, adequate and reasonable means do not exist for determining the Non-Base Rate Benchmark prior to the first day of any Interest Period, or (ii) the Required Lenders determine that for any reason in connection with any request for a Non-Base Rate Loan or a conversion thereto or a continuation thereof that the applicable Non-Base Rate Benchmark for any requested Interest Period with respect to a proposed Non-Base Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, and the Required Lenders have provided notice of such determination to Administrative Agent, then, Administrative Agent will as promptly as practicable so a Borrower and each Lender. Upon notice thereof by Administrative Agent to a Borrower, (i) any obligation of the Lenders to make Non-Base Rate Loans, and any right of the Borrowers to continue Non-Base Rate Loans or to convert Base Rate Loans to Non-Base Rate Loans, shall be suspended (to the extent of the affected Non-Base Rate Loans or the affected Interest Periods) and (ii) if the circumstances giving rise to such notice affect the calculation of Base Rate, the Administrative Agent shall during the period of such suspension compute Base Rate without reference to clause (c) of the definition of "Base Rate", in each case, until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the Borrowers may revoke any pending request for a borrowing of, conversion to or continuation of Non-Base Rate Loans (to the extent of the affected Non-Base Rate Loans or the affected Interest Periods) or, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein and (ii) any outstanding affected Non-Base Rate Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrowers shall also pay accrued interest on the amount so converted and any additional amounts required pursuant to Section 10.2. (f) Illegality. If any Lender determines that any applicable law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, or fund Loans whose interest is determined by reference to any Non-Base Rate Benchmark or otherwise to determine or charge interest rates based upon Term SOFR, the Term SOFR Reference Rate, SOFR, or any Non-Base Rate Benchmark, then, upon notice thereof by such Lender to Borrowers (through Administrative Agent), (i) any obligation of such Lender to make or continue Non-Base Rate Loans or to convert Base Rate Loans to Non-Base Rate Loans shall be suspended, (ii) if an Offshore Currency is the affected currency, the affected Borrower shall, on the earlier of the last day of the then existing Interest Period and such date as may be required by law, prepay in full all Revolving Loans in the affected currency (provided, that if the affected Borrower shall fail to prepay such Offshore Currency Loans in the affected currency as required under this clause (ii), on and after the date such prepayment is due, the interest for the Offshore Currency Loans in the affected

120 \\4157-1107-4114 v16 currency shall be calculated, including for purposes of any interest required under Section 2.5(c), based on the Base Rate), and (iii) the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to clause (c) of the definition of "Base Rate", in each case until such Lender notifies Administrative Agent and a Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) if such notice is with respect to SOFR Loans, Borrowers shall, upon demand from such Lender (with a copy to Administrative Agent), prepay or, if applicable, convert all SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by Administrative Agent without reference to clause (c) of the definition of "Base Rate") on the last day of the Interest Period therefor if such Lender may lawfully continue to maintain such SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans and (y) Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to Term SOFR component thereof until Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR or the Term SOFR Reference Rate. Upon any such prepayment or conversion, Borrowers shall also pay accrued interest on the amount so converted and pay any additional amounts required pursuant to Section 10.2. (g) Event of Default. Notwithstanding any contrary provision hereof, if a Default has occurred and is continuing and Administrative Agent, at the request of the Required Lenders, so notifies a Borrower, then, so long as a Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Borrowing based on the Non-Base Rate Benchmark; (ii) if an Offshore Currency is the affected currency, the Borrowers will, on the last day of the then-existing Interest Period therefor, prepay each Non-Base Rate Loan in the affected currency (provided, that if the affected Borrower shall fail to prepay such Non-Base Rate Loans in the affected currency as required under this clause (ii), on and after the date such prepayment is due, the interest for the Non- Base Rate Loans in the affected currency shall be calculated, including for purposes of any interest required under Section 2.5(c), based on the Base Rate); and (iii) each Non-Base Rate Loan will automatically be converted to a Borrowing at the Base Rate at the end of the Interest Period therefor. (h) Effect of Benchmark Transition Event. (i) SOFR Benchmark Conforming Changes. In connection with the use, administration of, or conventions associated with Term SOFR or any other Non-Base Rate Benchmark, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will

121 \\4157-1107-4114 v16 become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will reasonably promptly notify the Borrowers and the Lenders of the effectiveness of any such Conforming Changes. (ii) Disclaimer Language. Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the continuation of, administration of, submission of, calculation of, or any other matter related to "SOFR", "Term SOFR", "Term SOFR Reference Rate", "Non-Base Rate Benchmark", any component definition thereof or rates referenced in the definition thereof or any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any then-current Benchmark or any Benchmark Replacement, and (ii) any alternative, successor or replacement rate implemented pursuant to Section 10.1(h), including upon the occurrence of a Benchmark Transition Event, including without limitation, (A) whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as the existing Benchmark or any subsequent Benchmark Replacement prior to its discontinuance or unavailability (including the Term SOFR Reference Rate or any other Benchmark), and (B) the impact or effect of such alternative, successor or replacement reference rate or Conforming Changes on any other financial products or agreements in effect or offered by or to any Loan Party or Lender or any of their respective Affiliates). Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of any Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to Borrowers. (iii) Benchmark Replacement Setting. A. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to

122 \\4157-1107-4114 v16 a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 10.1(h)(iii) will occur prior to the applicable Benchmark Transition Start Date. B. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. C. The Administrative Agent will promptly notify the Borrowers and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrowers of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 10.1(h)(iii)(E). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 10.1(h), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 10.1(h). D. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for

123 \\4157-1107-4114 v16 the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of "Interest Period" (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of "Interest Period" (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. E. Upon the Borrowers' receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request for a Borrowing based on a Non-Base Rate Benchmark of, conversion to or continuation of Non-Base Rate Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. "Benchmark Cessation Changes" means any Benchmark Transition Event or other replacement of a Benchmark hereunder and all documents, instruments, and amendments executed, delivered or otherwise implemented or effected (automatically or otherwise) after the date hereof in accordance with or in furtherance of Section 10.1(h) (including any Conforming Changes). 10.2. Breakage Costs. In the event of (a) the payment of any principal of any Non-Base Rate Loan other than on the last day of an Interest Period therefor (including as a result of an Event of Default), (b) the conversion of any Non-Base Rate Loan other than on the last day of an Interest Period therefor (including as a result of an Event of Default), (c) the failure to borrow, convert, continue or prepay any Non-Base Rate Loan on the

124 \\4157-1107-4114 v16 date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable hereunder and is revoked in accordance herewith), or (d) the assignment of any Non-Base Rate Loan other than on the last day of an Interest Period therefor as a result of a request by Borrowers pursuant to Section 10.5, then, in any such event, Borrowers shall compensate each Lender for the loss, cost or expense attributable to such event, but not for any loss of the Applicable Margin and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. 10.3. Judgment Currency. (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in any currency (the "Original Currency") into another currency (the "Other Currency") the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency at 11:00 a.m. (New York, New York time) on the second Business Day preceding that on which final judgment is given. (b) The obligation of a Borrower in respect of any sum due in the Original Currency from it to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such Other Currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Lender or the Administrative Agent (as the case may be) in the Original Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent (as the case may be) against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to any Lender or the Administrative Agent (as the case may be) in the Original Currency, such Lender or the Administrative Agent (as the case may be) agrees to remit to such Borrower such excess. 10.4. Taxes. (a) Any and all payments by any Loan Party under any Loan Document shall be made, in accordance with Section 2.9, free and clear of and without deduction or withholding of any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased

125 \\4157-1107-4114 v16 as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deductions or withholdings been made. (b) In addition, the Loan Parties shall pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, Other Taxes. (c) The Loan Parties shall indemnify each Recipient for the full amount of any Indemnified Taxes and Other Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this Section, paid by or imposed on such Lender or the Administrative Agent (as the case may be), including without limitation any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. This indemnification shall be made within thirty (30) days from the date such Recipient makes written demand therefor, and delivers to AGCO a certificate describing in reasonable detail the manner in which the indemnified amount was calculated; provided that a Recipient shall not be required to describe in such certificate information that such Recipient deems to be confidential or the disclosure of which is inconsistent with such Lender's or the Administrative Agent's internal policies. Any such calculation shall be conclusive, absent manifest error. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Section 9.6(i) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (c). (d) Within thirty (30) days after the date of any payment of Taxes, the Borrowers shall furnish to the Administrative Agent at its address referred to in Section 9.2, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder by the Borrowers through an account or branch outside the United States or on behalf of the Borrowers by a payor that is not a United States person, if the Borrowers determine that no Taxes are payable in respect thereof, the Borrowers shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel reasonably satisfactory to the Administrative Agent stating

126 \\4157-1107-4114 v16 that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code. (e) Each Lender organized under the laws of a jurisdiction outside the United States, in each other case, shall, on or prior to the date of its execution and delivery of this Agreement in the case of each initial Lender hereunder, and on the date of the Assignment and Assumption pursuant to which it became a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by a Borrower or the Administrative Agent (but only so long thereafter as such Lender remains lawfully able to do so), provide the Administrative Agent and AGCO with (i) if such Lender claims an exemption from withholding tax pursuant to its portfolio interest exception, (1) a statement of the Lender that it is not (I) a "bank" as described in Section 881(c)(3)(A) of the Internal Revenue Code, (II) a ten percent (10%) shareholder of any Borrower (within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code), or (III) a controlled foreign corporation related to any Borrower within the meaning of Section 881(c)(3)(C) of the Internal Revenue Code; and (2) a properly completed and executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; (ii) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed and executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; (iii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W-8ECI; (iv) to the extent such Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W- 8BEN or IRS Form W-8BEN-E, as applicable, a and/or other certification documents from each beneficial owner, as applicable; and (v) such other form or forms as may be required under the Internal Revenue Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax. If the appropriate forms provided by a Lender at the time such Lender first becomes a party to this Agreement indicates an interest-withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided that, if at the date of the Assignment and Assumption pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date by a Borrower, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includible in Taxes) withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the Agreement Date by IRS Form W-8ECI or W-8BEN or IRS Form W-8BEN-E, as applicable, or other form that the applicable Borrower has indicated in writing to the Lenders on the Agreement Date as being a required form to avoid or reduce withholding tax on payments under this Agreement, that a Lender reasonably considers to be confidential, such Lender shall give notice thereof to

127 \\4157-1107-4114 v16 the Borrowers and shall not be obligated to include in such form or document such confidential information. (f) If any Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Lender in an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (e) of this Section are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of Section 9.6 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection (f). (g) For any period with respect to which a Lender has failed to provide the Borrowers with the appropriate form described in subsection (e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e)), such Lender shall not be entitled to an additional payment or indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States; provided that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes. (h) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 10.4 (including by the payment of additional amounts pursuant to this Section 10.4), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed

128 \\4157-1107-4114 v16 by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 10.4 shall survive the payment in full of principal and interest hereunder. (j) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to AGCO and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by AGCO or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by AGCO or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (j), "FATCA" shall include any amendments made to FATCA after the date of this Agreement. 10.5. Mitigation; Replacement of a Lender. (a) Designation of a Different Lending Office. If any Lender requests compensation under Sections 10.1(a) and (b), gives a notice under Section 10.1(f), or requires the Loan Parties to pay any Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 10.4, then such Lender shall (at the request of AGCO) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 10.1(a) and (b) or Section 10.4, as the case may be, in the future, or eliminate the need for a notice under Section 10.1(f), and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

129 \\4157-1107-4114 v16 (b) Replacement of a Lender. Subject to the second and third paragraphs of this Section 10.5, if: (i) a Revolving Loan Lender requests compensation under Sections 10.1(a) and (b) or Section 10.4 and other Lenders holding Revolving Loan Commitments equal to at least one-third of the Total Revolving Loan Commitments shall not have made a similar request; (ii) an Incremental Term Loan Lender requests compensation under Sections 10.1(a) and (b) or Section 10.4 and other Lenders holding Incremental Term Loans of the same Tranche equal to at least one-third of the aggregate outstanding Incremental Term Loans of such Tranche shall not have made a similar request; (iii) the obligation of a Lender to make Non-Base Rate Loans or to Convert Base Rate Loans into Non-Base Rate Loans shall be suspended pursuant to Section 10.1(e) or (f) in circumstances in which such obligations of other Lenders holding Revolving Loan Commitments and Incremental Term Loans equal to at least one-third of all Revolving Loan Commitments and the aggregate outstanding Incremental Term Loans shall not have been suspended; (iv) a Lender becomes a Defaulting Lender; (v) a Revolving Loan Lender is prohibited or restricted from making Loans in the jurisdiction of an Applicant Borrower and other Revolving Loan Lenders holding Revolving Loan Commitments equal to at least 50% of the aggregate Revolving Loan Commitments shall not be subject to any such prohibition or restriction; or (vi) any Lender that is not the Administrative Agent or an Affiliate of the Administrative Agent becomes a Non-Consenting Lender, then so long as such condition occurs and is continuing the Administrative Agent (i) may replace such Lender (the "Affected Lender"), or cause such Affected Lender to be replaced, or (ii) upon the written request of AGCO, the Administrative Agent shall replace such Affected Lender with an Eligible Assignee identified by AGCO (the "Replacement Lender"), by having such Affected Lender sell and assign all of its rights and obligations under this Agreement and the other Loan Documents (including for purposes of this Section, participations in Letters of Credit, Letter of Credit Advances and in Swing Line Loans) to the Replacement Lender pursuant to Section 9.6; provided that (i) in the case of any such assignment resulting from a claim for compensation under Section 10.1 or payments required to be made pursuant to Section 10.4, such assignment will result in a reduction in such compensation or payments thereafter, (ii) in case of any such assignment resulting from the suspension of the obligation of a Lender to make Non-Base Rate Loans or to Convert Base Rate Loans into Non-Base Rate Loans pursuant to Section 10.1(e) or (f), such assignment will result in the revocation of such suspension, (iii) such assignment does not conflict with Applicable Law, and (iv) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the

130 \\4157-1107-4114 v16 Replacement Lender shall have consented to the applicable amendment, waiver or consent; provided, however, that neither the Administrative Agent nor any Lender shall have any obligation to identify or locate a Replacement Lender for the Borrowers (it being expressly agreed that in such circumstances it AGCO's obligation to identify or locate a Replacement Lender). Upon receipt by any Affected Lender of a written notice from the Administrative Agent stating that the Administrative Agent or AGCO is exercising the replacement right set forth in this Section, such Affected Lender shall sell and assign all of its rights and obligations under this Agreement and the other Loan Documents (including for purposes of this Section, participations in Letters of Credit, Letter of Credit Advances and in Swing Line Loans) to the Replacement Lender pursuant to an Assignment and Assumption and Section 9.6 for a purchase price equal to the sum of the principal amount of such Affected Lender's Loans so sold and assigned, all accrued and unpaid interest thereon and its ratable share of all fees to which it is entitled through the assignment date. Subject to the execution and delivery to the Administrative Agent and the Affected Lender by the Replacement Lender of an Assignment and Assumption (and the approval thereof by the applicable Persons specified in Section 9.6(b)(iv)) and the payment to the Administrative Agent by AGCO on behalf of such Affected Lender of the assignment fee specified in Section 9.6(b)(v) and any costs as a result of the assignment pursuant to Section 10.2, the Replacement Lender shall succeed to the rights and obligations of such Affected Lender hereunder and such Affected Lender shall no longer be a party hereto or have any rights hereunder; provided that the obligations of the Borrowers to such Affected Lender under Sections 10.1, 10.3 and 10.4 with respect to events occurring or obligations arising before or as a result of such replacement shall survive such replacement. AGCO may not exercise its rights under this Section 10.5(b) with respect to any Lender if a Default has occurred and is continuing. ARTICLE 11 JURISDICTION 11.1. Consent to Jurisdiction. Each party hereto irrevocably: (a) submits to the jurisdiction of any New York State or federal court sitting in the City and County of New York and any appellate court from any thereof in any action or proceeding arising out of or relating to any Loan Document; (b) agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or in such federal court; (c) waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding; (d) consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such party at its address specified in Section 9.2; and

131 \\4157-1107-4114 v16 (e) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Borrower or its property in the courts of other jurisdictions. Each Borrower irrevocably appoints and designates AGCO as its agent for service of process and, without limitation of any other method of service, consents to service of process by mail at the address of AGCO for delivery of notices specified in Section 9.2. 11.2. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof insofar as such principles would defer to the substantive laws of some other jurisdiction. 11.3. Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 3.1, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Assignments. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 11.4. No Liability of the Issuing Banks. Each Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to

132 \\4157-1107-4114 v16 its use of such Letter of Credit. No Issuing Bank or any of its Related Parties shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit; (e) except that no Borrower shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to a Borrower, to the extent of any direct, but not consequential, damages suffered by such Borrower that such Borrower proves were caused by: (i) such Issuing Bank's willful misconduct or gross negligence, as determined by a court of competent jurisdiction in a final and non-appealable judgment, in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit; or (ii) such Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, any Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. 11.5. Waiver of Jury Trial. EACH BORROWER, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOANS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. 11.6. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under

133 \\4157-1107-4114 v16 any Loan Document, to the extent such liability is unsecured, may be subject to the write- down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. 11.7. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrowers or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using "plan assets" (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions

134 \\4157-1107-4114 v16 determined by in-house asset managers), is applicable with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a "Qualified Professional Asset Manager" (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of Borrowers or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender's entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). ARTICLE 12 CONFIDENTIALITY The Administrative Agent and the Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding Borrowers and their Subsidiaries, their operations, assets, and existing and contemplated business plans shall be treated by the Administrative Agent and the Lenders in a confidential manner, and shall not be disclosed by the Administrative Agent and the Lenders to

135 \\4157-1107-4114 v16 Persons who are not parties to this Agreement, except: (a) to attorneys for and other advisors, accountants, auditors, and consultants to any Lender of any Issuing Bank, (b) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and required to keep such information confidential) or any other party hereto, (c) as may be required by statute, decision or other judicial or administrative order, rule, or regulation, (d) as may be agreed to in advance by Borrowers or their Subsidiaries or as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, or to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (e) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by the Administrative Agent or the Lenders) or becomes available to the Administrative Agent, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any Borrower and its obligations, this Agreement or payments hereunder, and (g) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents. Any Person required to maintain the confidentiality of information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord to its own confidential information. ARTICLE 13 ACKNOWLEDGEMENT REGARDING ANY SUPPORTED QFCS To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Obligations or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the

136 \\4157-1107-4114 v16 transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. (b) As used in this Article 13, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D)

[Signature Page to Amended and Restated Credit Agreement (Agco)] IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above. BORROWERS: AGCO CORPORATION By: Name: Damon Audia Title: Senior Vice President, Chief Financial Officer AGCO INTERNATIONAL HOLDINGS B.V. By: Name: Roger N. Batkin Title: Director By: Name: Adam Frost Title: Director .93;2658 /8<479:4 1.* /#+/)#+)"(0#0"&#+$")(,+"%#(..'#/$-((

[Signature Page to Amended and Restated Credit Agreement (Agco)] IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above. BORROWERS: AGCO CORPORATION By: Name: Damon Audia Title: Senior Vice President, Chief Financial Officer AGCO INTERNATIONAL HOLDINGS B.V. By: Name: Roger N. Batkin Title: Director By: Name: Adam Frost Title: Director 0;5=487: 1:>69;<6 30, +&2%1)1-"#)*("''1+".2/$"/(/1-0.2#.*+

[Signature Page to Amended and Restated Credit Agreement (Agco)] IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above. BORROWERS: AGCO CORPORATION By: Name: Damon Audia Title: Senior Vice President, Chief Financial Officer AGCO INTERNATIONAL HOLDINGS B.V. By: Name: Roger N. Batkin Title: Director By: Name: Adam Frost Title: Director 1<6>598; 2;?7:<=7 41- $+*'20#0"&3)'"'#&3"/%%."(1&&*,,#)2)*

[Signature Page to Amended and Restated Credit Agreement (Agco)] ADMINISTRATIVE AGENT AND LENDERS: COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent and a Multicurrency Revolving Tranche Loan Lender Multicurrency Revolving Tranche Loan Commitment $125,000,000 By: Name: Title: $2.) '1,173/. &(0(,.0, #.2+)412

BNP PARIBAS, NEW YORK BRANCH, as a Multicurrency Revolving Tranche Loan Lender

By: ______________________
Name: Christopher Sked
Title: Managing Director

By: ______________________
Name: Karim Remtoula
Title: Vice President

Multicurrency Revolving Tranche Loan Commitment $85,000,000

[Signature Page to Amended and Restated Credit Agreement (Agco)]

\\4157-1107-4114 v13

[Signature Page to Amended and Restated Credit Agreement (Agco)] \\4157-1107-4114 v13 COMPEER FINANCIAL, PCA, as a USD Revolving Tranche Loan Lender By: Name: Title: USD Revolving Tranche Loan Commitment $85,000,000 Betty Janelle Director, Capital Markets

TRUIST BANK, as successor by merger to SunTrust Bank, as a Multicurrency Revolving Tranche Loan Lender

By: ______________________________
Name: Jason Hembree
Title: Vice President

Multicurrency Revolving Tranche Loan Commitment $85,000,000

[Signature Page to Amended and Restated Credit Agreement (Agco)]

\\4157-1107-4114 v13

BANK OF AMERICA, N.A., as a Multicurrency Revolving Tranche Loan Lender

By: Ryan Maples
Name: Ryan Maples
Title: Sr. Vice President

Multicurrency Revolving Tranche Loan Commitment $75,000,000

[Signature Page to Amended and Restated Credit Agreement (Agco)]

\\4157-1107-4114 v13

[Signature Page to Amended and Restated Credit Agreement (Agco)] \\4157-1107-4114 v13 BANK OF THE WEST, as a Multicurrency Revolving Tranche Loan Lender By: Name: Title: Multicurrency Revolving Tranche Loan Commitment $75,000,000 Managing Director Mary Smith

[Signature Page to Amended and Restated Credit Agreement (Agco)] HSBC BANK USA, NATIONAL ASSOCIATION, as a Multicurrency Revolving Tranche Loan Lender By: Name: Title: Multicurrency Revolving Tranche Loan Commitment $65,000,000

\\4157-1107-4114 v16 SCHEDULE G Guarantors AGCO Corporation Massey Ferguson Corp. The GSI Group, Inc.

SCHEDULE 4.1(b)
Subsidiaries; Material Subsidiaries

Entity Name	Domestic Jurisdiction	Ownership Percentage
Material Subsidiaries		
AGCO do Brasil Soluções Agrícolas Ltda	Brazil	100%
AGCO GmbH	Germany	100%
AGCO Holding BV	Netherlands	100%
AGCO International GmbH	Switzerland	100%
AGCO International Holdings BV	Netherlands	100%
AGCO International Ltd	United Kingdom	100%
AGCO SAS	France	100%
AGCO Services Ltd	United Kingdom	100%
Massey Ferguson Corp.	United States	100%
The GSI Group, LLC	United States	100%
Non-Material Subsidiaries		
A/S Cimbria	Denmark	100%
Ag-Chem Europe Fertilizer Equipment BV	Netherlands	100%
Ag-Chem Europe Industrial Equipment BV	Netherlands	100%
AGCO (Changzhou) Agricultural Machinery Co. Ltd	China	100%
AGCO (China) Investment Co., Ltd	China	100%
AGCO (Jining) Agricultural Machinery Co., Ltd	China	100%
AGCO A/S	Denmark	100%
AGCO AB	Sweden	100%
AGCO Argentina SA	Argentina	100%
AGCO Australia Ltd	Australia	100%
AGCO Austria GmbH	Austria	100%
AGCO Canada Ltd	Canada	100%
AGCO Danmark A/S	Denmark	100%
AGCO Deutschland GmbH	Germany	100%
AGCO Distribution SAS	France	100%
AGCO France SAS	France	100%
AGCO Funding Company	United Kingdom	100%
AGCO GSI (Changzhou) Agriculture Equipment Co., Ltd	China	100%
AGCO GSI (Malaysia) Sdn. Bhd.	Malaysia	100%
AGCO GSI Asia Sdn Bhd	Malaysia	100%

\\4157-1107-4114 v16

AGCO Hohenmölsen GmbH	Germany	100%
AGCO Holdings (Hong Kong) Ltd	Hong Kong	100%
AGCO Holdings (JCA) LLC	United States	100%
AGCO Holdings (Singapore) Pte. Ltd	Singapore	100%
AGCO Holdings South Africa	South Africa	100%
AGCO Hungary Kft	Hungary	100%
AGCO Iberia SA	Spain	100%
AGCO Ireland Limited	Ireland	100%
AGCO Italia SpA	Italy	100%
AGCO LLC	Russia	100%
AGCO Ltd	United Kingdom	100%
AGCO Manufacturing Ltd	United Kingdom	100%
AGCO Mexico S de RL de CV	Mexico	100%
AGCO Netherlands BV	Netherlands	100%
AGCO New Zealand Limited	New Zealand	100%
AGCO Pension Trust Ltd	United Kingdom	100%
AGCO Power Oy	Finland	100%
AGCO Sales & Services Sdn Bhd	Malaysia	100%
AGCO South Africa Pty Ltd	South Africa	100%
AGCO Sp Z.o.o	Poland	100%
AGCO Suomi Oy	Finland	100%
AGCO Tarim Makineleri Ticaret Ltd Sirketi	Turkey	100%
AGCO Trading (India) Private Ltd	India	100%
AGCO Ukraine LLC	Ukraine	100%
AGCO Zambia Ltd	Zambia	100%
AgRevolution, LLC	United States	100%
Agri Park Distribution Co., Ltd	Morocco	100%
Appareo Systems, LLC	United States	100%
Assumption Leasing Company, Inc.	United States	100%
Cimbria (UK) Limited	United Kingdom	100%
Cimbria East Africa Limited	Kenya	100%
Cimbria Far East SDN. BHD	Malaysia	100%
Cimbria Heid GmbH	Austria	100%
Cimbria HMD SRO	Czech Republic	100%
Cimbria Holdings Limited	United Kingdom	100%
Cimbria LLC	Russia	100%

\\4157-1107-4114 v16

Cimbria Manufacturing A/S	Denmark	100%
Cimbria SRL	Italy	100%
Cimbria Unigrain A/S	Denmark	100%
C-Lines Asia Limited	Hong Kong	100%
C-Lines International SAS	France	100%
C-Lines South Africa (Proprietary) Limited	South Africa	100%
Eikmaskin AS	Norway	100%
Export Market Services LLC	United States	100%
Farm Robotics and Automation S.L.	Spain	100%
Farmec Srl	Italy	100%
Fendt GmbH	Germany	100%
Fendt Immobilien GmbH	Germany	100%
Forage Company BV	Netherlands	100%
GSI Brasil Industria e Comercio de Equipamentos Agropecuarios Ltd	Brazil	100%
GSI Cumberland De Mexico, S. De RL De CV	Mexico	100%
GSI Electronique Inc	Canada	100%
GSI Hungary Kft	Hungary	100%
Impulsora Inqro S.A. de C.V.	Mexico	100%
Indamo SA	Argentina	100%
Intelligent Agricultural Solutions, LLC	United States	100%
Intersystems Holdings, Inc.	United States	100%
Intersystems International LLC	United States	100%
JCA Industries ULC	Canada	100%
Laverda AGCO SPA	Italy	100%
Massey Ferguson Staff Pension Trust Ltd	United Kingdom	100%
Massey Ferguson Works Pension Trust Ltd	United Kingdom	100%
Precision Planting LLC	United States	100%
Sparex (Proprietary) Ltd	South Africa	100%
Sparex (Tractor Accessories) Ltd	Ireland	100%
Sparex Agrirepuestos SL	Spain	100%
Sparex Australia PTY Ltd	Australia	100%
Sparex Belgium BVBA	Belgium	100%
Sparex Canada Ltd	Canada	100%
Sparex Handels-Und Vertriebs GmbH	Germany	100%
Sparex Holdings Ltd	United Kingdom	100%
Sparex International Ltd	United Kingdom	100%
Sparex Limited ApS	Denmark	100%

\\4157-1107-4114 v16

Sparex Limited Vestiging Holland BV	Netherlands	100%
Sparex Ltd	United Kingdom	100%
Sparex Maschinensubehor Handelsgesellschaft m.b.H	Austria	100%
Sparex Mexicana S.A. de CV	Mexico	100%
Sparex New Zealand Ltd	New Zealand	100%
Sparex Polska Sp. Z.o.o.	Poland	100%
Sparex Portugal Importacao e Comercio de Pecas Lda	Portugal	100%
Sparex S.A.R.L.	France	100%
Sparex Tarim Parca Sanayi Ve Ticaret Limited Sirketi	Turkey	100%
Sparex, Inc.	United States	100%
Spenco Engineering Company Ltd	United Kingdom	100%
Tecno Poultry Equipment S.P.A.	Italy	100%
Tecnoagro Maquinas Agrícolas Ltda	Brazil	100%
The Galeo Group, LLC	United States	100%
The GSI Group (Shanghai) Co. Ltd	China	100%
Unterstutzungskasse der Fella-Werke Gesellschaft mit beschankter Haftung	Germany	100%
Valtra Deutschland GmbH	Germany	100%
Valtra International BV	Netherlands	100%
Valtra OY AB	Finland	100%
XBA BidCo ApS	Denmark	100%
XBA FinCo ApS	Denmark	100%
XBA MidCo ApS	Denmark	100%
50% or Greater Joint Venture Interests of the Registrant		
Deutz AGCO Motores SA	Argentina	50%
CP GSI Machinery Co Ltd	China	50%
Groupement International De Mecanique Agricole SAS	France	50%

\\4157-1107-4114 v16

\\4157-1107-4114 v16 SCHEDULE 4.1(t) Sanctions Disclosure AGCO Corporation (“AGCO”) currently has the following Subsidiaries located in Russia: 1. AGCO LLC; 2. Cimbria LLC. AGCO International Holdings BV (“AGCO BV”) has been engaged in two joint ventures, AGCO-RM (Distribution) Holding BV and AGCO-RM (Manufacturing) Holding BV, with the Russian company, GAZ Group. One of the owners of shares in GAZ Group is Oleg Deripaska, who became subject to US sanctions in early April 2018 and subsequently became subject to UK sanctions in March 2022 and EU sanctions in April 2022. AGCO has received a letter from GAZ Group dated March 14, 2022 stating that Mr. Deripaska owns less than 50% of GAZ Group and does not control GAZ Group and a further relevant letter dated September 29, 2022 stating that there was no control by Mr. Deripaska and certain companies over AGCO-RM (Distribution) Holding BV. After the due diligence actions listed below, AGCO does not have any verifiable information which contradicts these letters. On May 22, 2018, OFAC agreed to issue a general license extending the wind down period for GAZ Group and its subsidiaries until October 23, 2018. This date was subsequently extended by OFAC, most recently to 12:01 am Eastern time on May 25, 2022. On May 24, 2022, AGCO blocked AGCO BV’s shares in AGCO-RM (Manufacturing) Holding BV. On the same date, AGCO reported such blocking to OFAC. AGCO BV’s shares in AGCO-RM (Manufacturing) Holding BV remain blocked and AGCO has engaged in no transactions in or with respect to such shares since May 24, 2022. On July 8, 2022, AGCO received from OFAC a specific license, No. UKRAINE-EO13661-2022- 899286-1 (the “Specific License”), which authorized AGCO and certain related persons to engage in all transactions ordinarily incident and necessary to effect a letter of intent entered into with Agrocentr- Holding LLC (“Agrocentr”) to divest and transfer AGCO BV’s interests in AGCO-RM (Distribution) Holding BV and AGCO-RM (Manufacturing) Holding BV to Agrocentr for nominal financial consideration. The Specific License expired on September 30, 2022 and appropriate documentation/ approvals were obtained from GAZ Group before expiry. AGCO BV continued steps needed to complete the transfer of its shares in AGCO-RM (Distribution) Holding BV to Agrocentr after September 30, 2022; such steps occurred outside the United States and were not facilitated by any U.S. persons. As from November 16, 2022 when AGCO BV transferred its shares in AGCO-RM (Distribution) Holding BV to Agrocentr, AGCO no longer has any shares, directly or indirectly, in AGCO-RM (Distribution) Holding BV and AGCO BV’s shares in AGCO-RM (Manufacturing) Holding BV remain blocked. Another application dated December 5, 2022 has been submitted to OFAC to also transfer AGCO BV’s shares in AGCO-RM (Manufacturing) Holding BV. Pursuant to its agreement with Agrocentr, AGCO will sell certain spare parts into Russia. AGCO is implementing systems and controls to assure compliance with all applicable laws governing such sales of spare parts into Russia, including without limitation European, UK, and US export controls. Due diligence actions: 1. Review of publicly available websites; 2. Correspondence with Dutch lawyers to AGCO or its Subsidiary regarding the ownership of GAZ, who indicated Mr. Deripaska ultimately owns less than 50% of GAZ Group;

\\4157-1107-4114 v16 3. Correspondence with PJSC GAZ as to evidence of ownership and control, which indicated Mr. Deripaska ultimately owns less than 50% of GAZ Group; 4. Letter dated March 14, 2022 from GAZ Group stating Mr. Deripaska owns less than 50% of GAZ Group, does not control GAZ Group and submits monthly certifications to OFAC; 5. Letter dated September 29, 2022 from GAZ Group stating Mr. Deripaska, Russian Machines LLC, GAZ OJSC and GAZ Agricultural Machinery BV have no direct or indirect control in AGCO-RM (Distribution); and 6. Other information received from law firms in the Netherlands, UK and USA.

\\4157-1107-4114 v16 SCHEDULE 6.1 Existing Indebtedness Description Lender Currency Current O/S in Facility Currency (millions)* USD Equiv O/S ($millions) Existing €250 Senior Term Loan due 2025 EIB EUR 250 $260 Existing €126 Senior Term Loan due 2023-2026 Various EUR 126 $131 Existing €194 Senior Term Loan due 2023-2028 Various EUR 194 $201 Existing €194 Eurobond due 2028 Various EUR 600 $623 Other LT Debt Various 6 $6 Total Debt $1,221 * Forecasted balances through December 16, 2022

\\4157-1107-4114 v16 SCHEDULE 9.6 Voting Participants None.

\\4157-1107-4114 v16 EXHIBIT A Form of Assignment and Assumption ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. Section 1.1 Assignor: ______________________________ [Assignor [is] [is not] a Defaulting Lender]1 Section 1.2 Assignee: ______________________________ 1 Select as applicable.

[[Assignee is an Affiliate/Approved Fund of [Insert name of Lender]][2]

Section 1.3 Borrowers: AGCO Corporation and AGCO International Holdings B.V.

Section 1.4 Administrative Agent: Coöperatieve Rabobank U.A., New York Branch, as the administrative agent under Credit Agreement.

Section 1.5 Credit Agreement: Amended and Restated Credit Agreement dated as of December 19, 2022, by and among AGCO Corporation, a Delaware corporation ("AGCO") and AGCO International Holdings B.V., a Dutch company, having its corporate seat in Grubbenvorst, the Kingdom of the Netherlands ("AGCO BV" and, together with AGCO, each a "Borrower" and collectively, the "Borrowers"), the Lenders party thereto from time to time, and Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent (the "Administrative Agent").

Section 1.6 Assigned Interest:

Assignor	Assignee	Aggregate Amount of USD Revolving Tranche Loan Commitments / USD Revolving Tranche Loans for all Lenders[3]	Amount of USD Revolving Tranche Loan Commitments / USD Revolving Tranche Loans Assigned	Percentage Assigned of USD Revolving Tranche Loan Commitments / USD Revolving Tranche Loans [4]
		$	$	______%
		$	$	______%

Assignor	Assignee	Aggregate Amount of Multicurrency Revolving Tranche Loan Commitments / Multicurrency Revolving Tranche Loans for all Lenders[5]	Amount of Multicurrency Revolving Tranche Loan Commitments / Multicurrency Revolving Tranche Loans Assigned	Percentage Assigned of Multicurrency Revolving Tranche Loan Commitments / Multicurrency Revolving Tranche Loans [6]

2 Select as applicable.

3 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

4 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

5 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

6 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

A-1

\\4157-1107-4114 v16
137259822v2

A-2 \\4157-1107-4114 v16 137259822v2 $ $ ______% $ $ ______% Section 1.7 [Trade Date: _________ ___, 20___]7 Section 1.8 Effective Date: _________ ___, 20___8 7 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date. 8 To be inserted by the Administrative Agent and which shall be the effective date of recordation of transfer in the Register therefor.

[Signature page to Assignment and Assumption] \\4157-1107-4114 v16 The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR: [Insert name of Assignor]. By: Name: Title: ASSIGNEE: [Insert name of Assignee]. By: Name: Title: ACCEPTED AND APPROVED: COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent By: Name: Title: By: Name: Title: [Consented to: [AGCO CORPORATION, on behalf of itself and the other Borrowers By: Name: Title:] 9 9 To be added only if the consent of AGCO is required by the terms of the Credit Agreement.

ASSIGNMENT AND ASSUMPTION \\4157-1107-4114 v16 137259822v2

\\4157-1107-4114 v16 137259822v2 ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents, if any, as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) all of the representations and warranties contained in Section 12.7 of the Credit Agreement are true and correct and the Assignee hereby agrees to the covenants contained in such Section, (vi) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vii) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, and (viii) if it is a Lender organized under the laws of a jurisdiction outside the United States attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

\\4157-1107-4114 v16 137259822v2 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof insofar as such principles would defer to the substantive laws of some other jurisdiction.

EXHIBIT B
Form of Notice of Borrowing

__________ _____, 202__

Coöperatieve Rabobank U.A., New York Branch,
as Administrative Agent under the
Credit Agreement referred to below
c/o Rabo Support Services, Inc.
245 Park Avenue
New York, New York 10167
Attention: Sui Price
Telecopy: (201) 499-5328
fm.am.syndicatedloans@rabobank.com
with copy to Michael.Lahaie@rabobank.com

Re: Notice of Borrowing

Ladies and Gentlemen:

The undersigned refers to the Amended and Restated Credit Agreement, dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement), by and among AGCO Corporation, a Delaware corporation ("AGCO") and AGCO International Holdings B.V., a Dutch company, having its corporate seat in Grubbenvorst, the Kingdom of the Netherlands ("AGCO BV"; and together with AGCO, collectively, the "Borrowers"), the Persons party thereto as Lenders (collectively, the "Lenders"), and you and hereby gives irrevocable notice pursuant to Section 2.2 of the Credit Agreement that the undersigned is requested the Lenders make the following Loans (the "Proposed Borrowing"),and in connection therewith sets forth below the following information relating thereto:

1.	Business Day on which Proposed Borrowing to be made:	_________ __, 20__
2.	Class(s) of Proposed Borrowing(s):	☐ Multicurrency Revolving Tranche Loan Borrowing ☐ USD Revolving Tranche Loan Borrowing
3.	If Proposed Borrowing includes a Multicurrency Revolving Tranche Loan Borrowing, currency of Proposed Borrowing that is a Multicurrency Revolving Tranche Loan Borrowing	☐ U.S. Dollars ☐ Euros ☐ Agreed Alternative Currency
4.	If Proposed Borrowing includes USD Loans, the Type of Proposed Borrowing for such USD Loans:	(Check One) ☐ Base Rate Loans ☐ Non-Base Rate Loans

\\4157-1107-4114 v16
137259822v2

\\4157-1107-4114 v16 137259822v2 5. Aggregate principal amount of USD Revolving Tranche Loans to be borrowed: $________________ 6. Aggregate principal amount of Multicurrency Revolving Tranche Loans to be borrowed: $________________ 7. Interest Period for Proposed Borrowing and expiration date thereof:10 __ month(s) ending on , 20__ 8. Borrower’s Account of such Borrower for Proposed Borrowing:11 [___________________] The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing: (a) The representations and warranties contained in each Loan Document will be correct on and as of the date of such Proposed Borrowing, before and after giving effect to such Proposed Borrowing, and to the application of the proceeds therefrom, as though made on and as of such date, in each case as required by Section 3.2(a) of the Credit Agreement and except as permitted by Section 4.2 of the Credit Agreement; (b) No event shall have occurred and be continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes or would constitute a Default or an Event of Default; and [Signature page follows] 10 Applicable to Borrowing consisting of Non-Base Rate Loans. 11 Such account must be in the name of the Borrower signatory below and be with an institution located in the same country as the Administrative Agent’s Account for the requested currency of Borrowing.

[Signature page to Notice of Borrowing] \\4157-1107-4114 v16 (c) Such Proposed Borrowing is permitted under Article 2 of the Credit Agreement and after giving effect thereto (i) in the case of a USD Revolving Tranche Loan, the USD Revolving Tranche Loan Exposure does not exceed the Total USD Revolving Tranche Loan Commitments and (ii) in the case of a Multicurrency Revolving Tranche Loan, the Multicurrency Revolving Tranche Loan Outstandings do not exceed the Total Multicurrency Revolving Tranche Loan Commitments. Very truly yours, AGCO CORPORATION By: Name: Damon Audia Title: Senior Vice President, Chief Financial Officer AGCO INTERNATIONAL HOLDINGS B.V. By: Name: Roger N. Batkin Title: Director By: Name: Adam Frost Title: Director

Annex 1 - 1 \\4157-1107-4114 v16 EXHIBIT C Form of Designated Borrower Request and Assumption Agreement DESIGNATED BORROWER REQUEST AND ASSUMPTION AGREEMENT Coöperatieve Rabobank U.A., New York Branch 245 Park Avenue New York, NY 10167 Attention: Loan Syndications and the Lenders (as defined in the Credit Agreement (defined below)) [_________ ___, 20___] Ladies and Gentlemen: The undersigned refers to the Amended and Restated Credit Agreement, dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement), by and among AGCO Corporation, a Delaware corporation (“AGCO”) and AGCO International Holdings B.V., a Dutch company, having its corporate seat in Grubbenvorst, the Kingdom of the Netherlands (“AGCO BV”; and together with AGCO, collectively, the “Borrowers”), the Persons party thereto as Lenders (collectively, the “Lenders”), and Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent (the “Administrative Agent”), and hereby requests pursuant to Section 2.13 of the Credit Agreement that the entity described below (the “Applicant Borrower”) to be joined as a “Borrower” under the Credit Agreement as of [_________ ___, 20___]12 (the “Proposed Effective Date”) and sets forth below the following information: 1. Name of Entity: [__________________________] 2. Jurisdiction of Organization: [__________________________] 3. Address of Chief Executive Office/ Principal Place of Business: [__________________________] The undersigned hereby certifies that (a) the Applicant Borrower is a Wholly Owned Subsidiary of AGCO, (b) no event has occurred and is continuing, or would result from the Applicant Borrower being joined as a “Borrower” under the Credit Agreement, that constitutes or would constitute a Default or Event of Default and (c) attached hereto as Annex 1 is the Designated Borrower Assumption Agreement duly executed by the Borrowers and the Applicant Borrower. 12 The Proposed Effective Date must be at least sixty (60) days from the date of the Designated Borrower Request, unless otherwise agreed by the Administrative Agent in its sole discretion.

\\4157-1107-4114 v16 Very truly yours, AGCO CORPORATION By: Name: Title:

\\4157-1107-4114 v16 ANNEX 1 DESIGNATED BORROWER ASSUMPTION AGREEMENT THIS DESIGNATED BORROWER ASSUMPTION AGREEMENT (this “Agreement”), is entered into as of [_________ ___, 20___], by and between [_______________________, a ________________________] (the “Designated Borrower”) and Coöperatieve Rabobank U.A., New York Branch, in its capacity as administrative agent (the “Administrative Agent”) pursuant to the Credit Agreement (defined below). W I T N E S S E T H: WHEREAS, AGCO Corporation, a Delaware corporation (“AGCO”), AGCO International Holdings B.V., a Dutch company, having its corporate seat in Grubbenvorst, the Netherlands (“AGCO BV; and together with AGCO and each other Subsidiary of AGCO party thereto from time to time as a “Borrower”, each individually an “Existing Borrower”, and collectively, the “Existing Borrowers”), the Lenders party thereto from time to time, and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement); and WHEREAS, the Designated Borrower satisfies the requirements to become a “Borrower” under the Credit Agreement as set forth in Section 2.13 of the Credit Agreement and the same may be accomplished by the execution and delivery of this Agreement to, and the acceptance thereof by, the Administrative Agent; and WHEREAS, concurrent with the execution and delivery of this Agreement to the Administrative Agent, the Designated Borrower hereby unconditionally and expressly assumes all of the Obligations of a Borrower pursuant to the Credit Agreement and the other Loan Documents. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Designated Borrower hereby agrees with the Administrative Agent, for its benefit and the benefit of the Lenders and the Issuing Banks, as follows: 1. Assumption. The Designated Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Designated Borrower will be deemed to be a party to the Credit Agreement and a “Borrower” for all purposes of the Credit Agreement, and shall have assumed all of the Obligations of a Borrower thereunder as if it had executed the Credit Agreement. 2. Covenants. The Designated Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties set forth in Article 4 of the Credit Agreement as they relate to the Designated Borrower and (b) all of the affirmative and negative covenants set forth in Articles 5 and 6 of the Credit Agreement. Each such representation, warranty and covenant are incorporated by reference herein in their entirety.

\\4157-1107-4114 v16 Upon the effectiveness of this Agreement, Designated Borrower shall be entitled to exercise the rights of a “Borrower” under the Credit Agreement and any other Loan Document subject to Section 2.13 of the Credit Agreement. All references to “Borrower,” “Borrowers” and “Loan Parties” in the Credit Agreement and each other Loan Document, or any document, instrument or agreement executed and delivered, or to be executed or delivered in connection therewith, shall be deemed to include the Designated Borrower unless the context otherwise clearly requires. 3. Designated Borrower Liability. Without limiting the generality of the foregoing terms contained in Paragraphs 1 and 2 above, the Designated Borrower (a) if a Domestic Borrower, is hereby, jointly and severally together with the other Borrowers, liable to each Lender, each Issuing Bank and the Administrative Agent for the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof to the extent set forth in Section 2.12 of the Credit Agreement and its Guaranty Agreement, and (b) if a Foreign Subsidiary that is a Borrower, shall not have any liability for any Borrowing or other liabilities under the Loan Documents by or of AGCO or any other Borrowing Subsidiary (except as may otherwise be expressly provided in its Guaranty Agreement). 4. Consent. Each Existing Borrower hereby consents to the Designated Borrower becoming a “Borrower” under the Credit Agreement and the other Loan Documents. 5. Representations and Warranties. The Designated Borrower is a corporation, partnership or other legal entity duly organized or formed, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization, is duly qualified and in good standing (if applicable) as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not reasonably be expected to result in a Material Adverse Effect, and has the requisite power and authority to own or lease and operate its properties, to conduct its business as now being conducted and as proposed to be conducted and to enter into and carry out the terms of this Agreement and the other Loan Documents to which it is a party. The Designated Borrower (a) has the requisite power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party and the other transactions contemplated thereby, and (b) is duly authorized to, and has been authorized by all necessary corporate or other similar action, to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party. Neither the execution and delivery of this Agreement or the other Loan Documents to which it is a party, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by the Designated Borrower will (i) contravene such Designated Borrower’s charter or bylaws, (ii) violate any Applicable Law or any order of any Governmental Authority, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Designated Borrower, any of its Subsidiaries or any of their properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Designated Borrower or any of its Subsidiaries. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Designated Borrower of this Agreement or any other Loan Document to

\\4157-1107-4114 v16 which it is a party. This Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by the Designated Borrower. This Agreement and the other Loan Documents to which it is a party are the legal, valid and binding obligation of the Designated Borrower, enforceable against such Designated Borrower in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and principles of equity. 6. Additional Documents. Upon the execution of this Agreement, the Designated Borrower shall promptly execute and deliver to the Administrative Agent, such documents, certificates and instruments as the Administrative Agent shall reasonably request (including any opinions of counsel), in each case in form and substance satisfactory to the Administrative Agent and the Required Lenders. 7. Binding Effect. This Agreement shall be binding upon the Designated Borrower and shall inure to the benefit of the Administrative Agent, the Issuing Banks and the Lenders, together with their respective successors and assigns. 8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof insofar as such principles would defer to the substantive laws of some other jurisdiction. 9. Loan Document. This Agreement shall be deemed to be a Loan Document for all purposes under the Credit Agreement. 10. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same Agreement. In proving this Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile or other electronic transmission shall be deemed an original signature hereto. [Signature page follows]

\\4157-1107-4114 v16 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above. [DESIGNATED BORROWER] By: Name: Title: ACCEPTED AND ACKNOWLEDGED AS OF _________ ___, 20___ COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent By: Name: Title: By: Name: Title: AGCO CORPORATION By: Name: Title: AGCO INTERNATIONAL HOLDINGS B.V. By: Name: Title: [OTHER EXISTING BORROWERS] By: Name: Title:

\\4157-1107-4114 v16 EXHIBIT D Form of Designated Borrower Notice DESIGNATED BORROWER NOTICE [AGCO Corporation 4205 River Green Parkway Duluth, Georgia 30096-2568] and the Lenders (as defined in the Credit Agreement (defined below)) [_________ ____, 20___] Ladies and Gentlemen: The undersigned refers to the Amended and Restated Credit Agreement, dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement), by and among AGCO Corporation, a Delaware corporation (“AGCO”) and AGCO International Holdings B.V., a Dutch company, having its corporate seat in Grubbenvorst, the Kingdom of the Netherlands (“AGCO BV”; and together with AGCO, collectively, the “Borrowers”), the Persons party thereto as Lenders, and Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent, and hereby gives notice pursuant to Section 2.13 of the Credit Agreement that the undersigned hereby approves the request of AGCO to join [__________________], a [________________] (the “Designated Borrower”), as a “Borrower” under the Credit Agreement effective as of [_________ ___, 20___] (the “Effective Date”). As of the Effective Date, the Designated Borrower shall be a “Borrower” for all purposes under the Credit Agreement; provided, however, no Notice of Borrowing or Notice of Issuance may be submitted by or on behalf of the Designated Borrower until three (3) Business Days after the Effective Date. Very truly yours, COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent By: Name: Title: ACCEPTED AND ACKNOWLEDGED AGCO CORPORATION By: Name: Title:

\\4157-1107-4114 v16 EXHIBIT E Form of Notice of Incremental Facility NOTICE OF INCREMENTAL FACILITY Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent under the Credit Agreement referred to below 245 Park Avenue New York, New York 10167 Attn: Loan Syndications Telecopy: (212) 808-2578 Telephone: (212) 808-6808 syndications.ny@rabobank.com [__________ _____, ____] Ladies and Gentlemen: Reference is made to that certain Credit Agreement dated as of December 19, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement), by and among AGCO Corporation, a Delaware corporation (“AGCO”), AGCO International Holdings B.V., a Dutch company, having its corporate seat in Grubbenvorst, the Netherlands (“AGCO BV; and together with AGCO and each other Subsidiary of AGCO party thereto from time to time as a “Borrower”, each a “Borrower” and collectively, the “Borrowers”), the Lenders party thereto from time to time, and Coöperatieve Rabobank U.A., New York Branch, as Administrative Agent (the “Administrative Agent”). AGCO hereby gives binding notice, pursuant to Section 2.14(a) of the Credit Agreement that it hereby requests [a Tranche of Incremental Term Loans under the Credit Agreement be advanced to [insert name of relevant Borrower] (the “Incremental Borrower”), and in that connection sets forth below the information relating to such Tranche of Incremental Term Loans (the “Proposed Borrowing”)]/ [an Incremental Revolving Commitment, and in that connection sets forth below the information relating to such Incremental Revolving Commitment (the “Proposed Increase”)], as required by Section 2.14(a) of the Credit Agreement: 1. The [Tranche of Incremental Term Loans to be borrowed]/[requested Incremental Revolving Commitment] is in an aggregate principal amount of $[___________]13. 2. The date of the Proposed [Borrowing]/[Increase] is [_________ ___, 20___]14. 13 The Tranche of Incremental Term Loans or Requested Incremental Revolving Commitment, as the case may be, must be in a minimum principal amount of $100,000,000 and integral multiples of $50,000,000 in excess thereof. 14 Such date shall be at least 15 Business Days from the date of delivery of the Notice of Incremental Facility.

\\4157-1107-4114 v16 3. [All Incremental Term Loans comprising the Tranche of the Proposed Borrowing shall accrue interest at a per annum rate equal to the LIBO Rate plus an Applicable Margin of [____]% for LIBO Rate Borrowings, and the Base Rate plus an Applicable Margin of [____]% for Base Rate Borrowings, with such interest payable as set forth in the Credit Agreement.] 4. [The maturity date of the Proposed Borrowing is [___________]15.] 5. [The Incremental Borrower shall repay the principal amount of the Incremental Term Loans comprising the Tranche on the Maturity Date.]/[ The Incremental Borrower shall repay the principal amount of the Incremental Term Loans comprising such Tranche (with such payments being applied to all Incremental Term Loans comprising such Tranche on a pro rata basis) on the principal payment dates below as follows: 16] Principal Payment Date Amount of Installment [_________, 20__] $[___________] [_________, 20__] $[___________] Proposed Borrowing maturity date $[___________] 6. The [Incremental Borrower]/[Borrower] shall pay to the Administrative Agent, on behalf of the Lenders [funding]/[providing] the Proposed [Borrowing]/[Increase] on a pro rata basis, [upfront/closing] fees in an amount equal to ___% of the amount of the Proposed [Borrowing]/[Increase] on the date of the Proposed [Borrowing]/[Increase] referred to in Paragraph 2 above. 7. [AGCO hereby requests that the Proposed Borrowing pursuant to this notice be wired to the following account: [Insert Wire Information]. ] 8. [The Tranche of Incremental Term Loans advanced in connection with the Proposed Borrowing shall be identified as Tranche No. [___].] AGCO hereby certifies to the Administrative Agent and the Lenders that the following statements are true on the date hereof, before and after giving effect to the Proposed [Borrowing]/[Increase (as if fully drawn)]: (A) the representations and warranties contained in each Loan Document are correct on and as of the date hereof, before and after giving effect to the Proposed [Borrowing]/[Increase (as if fully drawn)] and to the application of the proceeds therefrom, as though made on and as of such date, other than as permitted by Section 4.2 of the Credit Agreement; and 15 The maturity date of the Proposed Borrowing shall not be earlier than the Maturity Date. 16 No Tranche of Incremental Term Loans shall have any scheduled amortization or other principal payments that is greater than ten (10%) of the original principal amount thereof in any fiscal year.

\\4157-1107-4114 v16 (B) no event has occurred and is continuing, or would result from such Proposed [Borrowing]/[Increase (as if fully drawn)] or from the application of the proceeds therefrom, that constitutes a Default or an Event of Default. Concurrently with the delivery of this notice, Borrower has delivered to the Administrative Agent the certificate of a Responsible Employee required by Section 2.14(a) of the Credit Agreement. Very truly yours, AGCO CORPORATION By: Name: Title: